     As filed with the Securities and Exchange Commission on March 27, 2006

                               Securities Act Registration No. 333-130871
                               Investment Company Act Registration No. 811-21700
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

    |X|       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    |X|       PRE-EFFECTIVE AMENDMENT NO.  2
    [ ]       POST-EFFECTIVE AMENDMENT NO.
                                     and/or
    |X|       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
    |X|       AMENDMENT NO.  9

                   Tortoise North American Energy Corporation
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                                 (913) 981-1020

                                AGENT FOR SERVICE
                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210

                          Copies of Communications to:

      Steven F. Carman, Esq.                             Anna T. Pinedo, Esq.
Blackwell Sanders Peper Martin LLP                     Morrison & Foerster LLP
  4801 Main Street, Suite 1000                       1290 Avenue of the Americas
      Kansas City, MO 64112                            New York, New York 10104
         (816) 983-8000                                     (212) 468-8179

Approximate Date of Proposed Public Offering:  As soon as practicable  after the effective date of this Registration Statement.

    If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of
1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

    It is proposed that this filing will become effective (check appropriate box):

    [ ] when declared effective pursuant to Section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
============================ ========================== ========================== ========================== ==========================
                                                            Proposed Maximum           Proposed Maximum
    Title of Securities            Amount Being              Offering Price                Aggregate                  Amount of
     Being Registered               Registered                  Per Unit              Offering Price (1)         Registration Fee(1)
---------------------------- -------------------------- -------------------------- -------------------------- --------------------------
Tortoise Notes...........           $40,000,000                   100%                  $40,000,000.00                $4,172.30
============================ ========================== ========================== ========================== ==========================

(1) $4,172.30 has already been paid via Fed. wire.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration
Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

PROSPECTUS

================================================================================
The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the
Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
================================================================================
Subject to Completion, March 27, 2006 $40,000,000 Tortoise North American Energy Corporation Auction Rate Senior Notes $40,000,000 Series A, due , 20 $25,000 Denominations
--------------------------------------------------------------------------------
Tortoise North American Energy Corporation (the "Company") is a recently organized, nondiversified, closed-end management investment company. The
Company's investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders.

The Company is offering $40,000,000 aggregate principal amount of auction rate senior notes, Series A due , 20 (the "Tortoise Notes"). The Company will issue the Tortoise Notes without coupons in $25,000 denominations and integral multiples thereof. The principal amount of the Tortoise Notes will be due and payable on , 20 (the "Stated Maturity"). There is no sinking fund with respect to the Tortoise Notes.

The Tortoise Notes will be unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company's outstanding common stock and any outstanding preferred stock; (2) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company. The Company may redeem the Tortoise Notes prior to their Stated
Maturity in certain circumstances described in this prospectus.

Holders of Tortoise Notes will be entitled to receive cash interest payments at an annual rate that may vary for each rate period. The initial rate period for the Tortoise Notes is from the issue date through , 20 . The interest rate for the initial rate period from, and including, the issue date through , 200 , will be % per year. For each subsequent rate period, the interest rate will be determined by auction conducted in accordance with the procedures described in this prospectus. Generally, following the initial rate period, each rate period will be twenty-eight (28) days.

(continued on next page)
--------------------------------------------------------------------------------

Investing in Tortoise Notes involves certain risks. See "Risk Factors" beginning on page 25 of this prospectus.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                                   Per $25,000 Principal
                                                 Amount of Tortoise Notes        Total
                                                 ------------------------  ----------------
Public offering price............................       $   25,000         $     40,000,000
Sales load.......................................       $                  $
Proceeds to the Company (before expenses)(1).....       $                  $
------------
(1) The Company estimates offering expenses to be $269,000.

The underwriters expect to deliver the Tortoise Notes in book-entry form, through the facilities of The Depository Trust Company, to broker-dealers on or about , 2006.

--------------------------------------------------------------------------------
LEHMAN BROTHERS                                              RBC Capital Markets

                                     , 2006

    Tortoise Notes will not be listed on any exchange or automated quotation system. Generally, investors may only buy and sell Tortoise Notes at auction through an order placed with a broker-dealer that has entered into a broker-dealer agreement with the auction agent or in a secondary market that those broker-dealers may maintain. These broker-dealers are not required to maintain a market in the Tortoise Notes, and a secondary market, if one develops, may not provide investors with liquidity. See "Prospectus Summary --
Risks -- Risks of Tortoise Notes -- Secondary Market Risk," and "Risk Factors --
Risks of Investing in Tortoise Notes -- Secondary Market Risk."

    On January 31, 2006, the Company entered into a secured revolving credit facility (the "Credit Facility") with U.S. Bank, N.A. ("US Bank"), pursuant to which it has borrowed approximately $40 million, the majority of which has been invested in securities of publicly traded United States master limited partnerships ("MLPs") and publicly traded Canadian royalty and income trusts
(collectively "RITs"). The Company also intends to issue Money Market Cumulative
Preferred Shares ("MMP(R) Shares"), $25,000 liquidation preference per share, in an aggregate amount representing approximately 10% of its then total assets, depending on market conditions and investment opportunities following the closing of this offering. The MMP Shares would be offered pursuant to a separate prospectus. The Company estimates that the net proceeds from this offering will be fully invested within three months of the closing of this offering.
Borrowings under the Credit Facility and the issuance of the Tortoise Notes and any MMP Shares are intended to increase funds available for investment. This practice, which is known as leverage, is speculative and involves significant risks. In the future, the Company may issue additional shares of common stock, additional series of Tortoise Notes or MMP Shares, depending on market conditions and investment opportunities. The Company will comply with all applicable provisions of the Investment Company Act of 1940 (the "1940 Act")
when issuing any debt or equity securities or when borrowing money, including the requirements that the Company only issue one class of senior securities representing indebtedness and one class of preferred stock and that the Company not issue any shares of common stock below net asset value without stockholder approval.

    This offering is conditioned upon the Tortoise Notes receiving a rating of
"Aaa" from Moody's Investors Service Inc. ("Moody's") and "AAA" from Fitch
Ratings ("Fitch"). The Company's common stock is traded on the New York Stock
Exchange under the symbol "TYN."

    The Company invests in a portfolio consisting primarily of equity securities of publicly traded RITs and publicly traded MLPs. Under normal conditions, the Company invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America ("Energy
Companies"). Energy Companies include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company will likely invest at least 50% of its total assets in publicly traded RITs. The Company does not invest more than 25% of its total assets in equity securities of publicly traded MLPs. The Company may invest up to 50% of its total assets in restricted securities. There can be no assurance that the Company will achieve its investment objective. Tortoise Capital
Advisors, L.L.C., a Delaware limited liability company, serves as the Company's investment advisor.

    The prospectus sets forth the information about the Company that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Company, before deciding whether to invest in the Tortoise Notes, and retain it for future reference. A Statement of Additional Information, dated __ , 2006, containing additional information about the Company, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 61 of this prospectus, request a free copy of the Company's annual and semi-annual reports to stockholders, request other information about the Company or make stockholder inquiries by calling 1-800-919-0315 or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210. You also can view the Company's Statement of Additional
Information, the Company's annual and semi-annual reports to stockholders and the Company's quarterly reports on the Company's link on its investment advisor's website (http://www.tortoiseadvisors.com). Information on the
Company's link on its investment advisor's website is not part of this prospectus. In addition, the SEC maintains a website (http://www.sec.gov) on which you may view the Company's Statement of Additional Information, the
Company's annual and semi-annual reports and other information about the
Company.

    The Tortoise Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the
Federal Reserve Board or any other government agency.

                                ----------------

         All dollar amounts are in U.S. Dollars unless otherwise stated.

                                ----------------

                                ----------------

Administrator, Custodian, Transfer Agent, Paying Agent, Trustee

                                 ---------------

    You should rely only on the information contained in this prospectus and in the Statement of Additional Information dated as of March 27, 2006, which is incorporated by reference in this prospectus, in making an investment decision.
Neither the Company nor the underwriters have authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Company is not, and the underwriters are not, making an offer to sell the Tortoise Notes in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus, and that the Company's business, financial condition and prospects may have changed since this date. The Company will amend or supplement this prospectus to reflect material changes to the information contained in this prospectus to the extent required by applicable law.

                                 ---------------

    This prospectus and the Statement of Additional Information contain
"forward-looking statements" within the meaning of the Securities Act of 1933, as amended (the "1933 Act"). Forward-looking statements can be identified by the words "may," "will," "intend," "expect," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. A number of factors that could materially affect the Company's actual results, including those set forth under
"Risk Factors," are the performance of the portfolio of securities held by the
Company, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Company's shares will trade in the public markets and other factors discussed in the Company's periodic filings with the
SEC.

                                       i

                               PROSPECTUS SUMMARY

    This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional
Information, including "Summary of Certain Provisions of the Indenture" included in Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in Appendix A to the Statement of Additional Information.

The Company............................................    Tortoise North American Energy Corporation is a recently organized, nondiversified, closed-end management investment company. The Company commenced operations on October 31, 2005. The Company's common stock,
                                                           $0.001 par value per share (the "Common Stock"), is traded on the New York
                                                           Stock Exchange (the "NYSE") under the symbol "TYN." See "Description of
                                                           Capital Stock." As of January 31, 2006, the Company had 4,612,640 shares of common stock outstanding and net assets applicable to shares of common stock of approximately $116 million.

The Advisor............................................    Tortoise Capital Advisors, L.L.C. (the "Advisor") was formed in October
                                                           2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of
                                                           MLP investments since that time.  In February 2004, the Advisor began managing the investments of Tortoise Energy Infrastructure Corporation
                                                           ("TYG"), and in May 2005 began managing the investments of Tortoise Energy
                                                           Capital Corporation ("TYY"). TYG, whose shares trade on the NYSE under the symbol "TYG," is a nondiversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector.  TYY, whose shares are traded on the NYSE under the symbol "TYY," is also a nondiversified, closed-end management investment company and which invests principally in MLPs and their affiliates in the energy infrastructure sector.  As of January 31, 2006, TYG had total assets of approximately $721 million and TYY had total assets of approximately $586 million.  In December 2005, the Advisor began managing the investments of Tortoise Capital Resources Corporation ("TTO").  TTO is
                                                           a private investment fund that was created to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector.  As of January 31, 2006, TTO had total assets of approximately $43 million.  As of January 31, 2006, the Advisor had approximately $1.6 billion of client assets under management, including the assets of TYG, TYY, TTO and the Company. As disclosed more completely below, the Advisor may allocate certain investment opportunities among the
                                                           Company and its other advisory clients, including TYG and TYY.

                                                           Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City
                                                           Equity Partners LC ("KCEP") control the Advisor through their equity ownership and management rights in the Advisor. The Advisor's investment committee is comprised of five portfolio managers. The principal business address of the Advisor is 10801 Mastin Boulevard, Suite 222, Overland Park,
                                                           Kansas 66210.

The Offering...........................................    The Company is offering $40,000,000 aggregate principal amount of Tortoise
                                                           Notes, Series A, due _____, 20__, in $25,000 denominations and integral multiples thereof. The underwriters are named on the cover page of this prospectus (the "Underwriters"). See "Underwriting."

                                                           It is a condition of the Underwriters' obligation to purchase the Tortoise
                                                           Notes that the Tortoise Notes receive a rating of "Aaa" from Moody's and
                                                           "AAA" from Fitch.

                                       1

                                                           The issuance of the Tortoise Notes represents the leveraging of the
                                                           Company's common stock. See "Risk Factors -- General Risks of Investing in the Company -- Leverage Risk."

The Ranking of Tortoise Notes Compared to the Company's
Other Obligations......................................    The Tortoise Notes will be unsecured obligations of the Company and, upon the Company's liquidation, dissolution or winding up, will rank: (1)
                                                           senior to all of the Company's outstanding common stock and any outstanding preferred stock, including any MMP Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of
                                                           Tortoise Notes; and (3) junior to any secured creditors.

                                                           The Company's unsecured creditors may include service providers, such as the Advisor, Custodian, Auction Agent, Broker-Dealers and the Trustee, as
                                                           those parties are defined herein, under the terms of the Company's contracts with those parties. The Company's secured creditors may include, without limitation, parties entering into any interest rate swaps, floor or cap transactions, forward rate transactions, or other similar transactions with the Company that create liens, pledges, charges, security interests, security agreements or other encumbrances on the Company's assets.

Auction Rate Senior Notes..............................    The Tortoise Notes are auction rate senior notes, which are long-term debt instruments whose interest rate will be periodically reset through an auction process. Auctions typically will be held every 28 days, and interest on Tortoise Notes will be paid at the end of each auction period.

Summary of Key Auction Participants....................    Auction Agent:  The Auction Agent administers the auctions to determine the applicable interest rate.

                                                           Beneficial Owner:  A holder of Tortoise Notes.

                                                           Broker-Dealer: A broker-dealer that has entered into an agreement with the
                                                           Auction Agent to submit orders in an auction for Tortoise Notes.

                                                           Potential Beneficial Owner: A customer of a Broker-Dealer who is not a
                                                           Beneficial Owner and who wishes to purchase Tortoise Notes, or who is a
                                                           Beneficial Owner and wishes to purchase additional Tortoise Notes.

The Determination of Interest Rates and Rate Periods...    The Underwriters determined the interest rate for the initial rate period in the following table. After this offering, the interest rate will be periodically reset through an auction process.

                                                                             Initial Period
                                                                                 Annual
                                                                             Interest Rate                   First
Tortoise                           Initial Rate                               and Payment                   Auction         Subsequent
Notes                                 Period                                      Date                        Date           Auctions
-----           -----------------------------------------------     --------------------------------  --------------------  ----------
Series A...     Original Issue Date through _____, 200__               __%, paid on _____, 2006           _____ , 2006        28 days

                                                           After the initial rate period, each interest rate period generally will be twenty-eight (28) days (a "Standard Rate Period"). The Applicable Rate for a particular rate period usually will be determined by an auction conducted on the Business Day immediately preceding the start of the rate period.
                                                           Generally, interest also is payable every twenty-eight (28) days, on the day following the end of the applicable rate period. A Special Rate Period
                                                           (any period other than a 28-day Rate Period) will not be effective unless
                                                           Sufficient Clearing Bids exist at the auction for a Special Rate Period.
                                                           See "Description of Tortoise Notes -- Interest and Rate Periods --
                                                           Designation of a Special Rate Period" and "The Auction."

                                       2

Auction Procedures.....................................    You may buy, sell or hold Tortoise Notes through an auction. Beneficial
                                                           Owners and Potential Beneficial Owners may participate in auctions only by submitting orders through their Broker-Dealers.

                                                           In general, the types of orders that may be placed with a Broker-Dealer include: Hold Orders, Sell Orders, Bids to Sell and Bids to Purchase. The
                                                           following is a brief summary of the auction procedures. See "The Auction --
                                                           Auction Procedures" for more detailed information.

                                                           Types of Orders. Before the submission deadline on each Auction Date, the following types of orders may be submitted:

                                                           o   Hold Order -- indicates a desire by a Beneficial Owner to hold Tortoise
                                                               Notes regardless of the Applicable Rate for the next rate period.

                                                           o   Bid to Sell -- indicates a desire by a Beneficial Owner to sell Tortoise
                                                               Notes if the Applicable Rate for the next rate period is less than the rate the Beneficial Owner specifies (also known as a "hold at rate" order).

                                                           o   Bid to Purchase -- a current Beneficial Owner or a Potential Beneficial
                                                               Owner may submit bids offering to buy outstanding Tortoise Notes if the
                                                               Applicable Rate determined on the Auction Date is higher than the rate specified in the bid. A bid specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

                                                           o   Sell Order -- indicates a desire by a Beneficial Owner to sell Tortoise
                                                               Notes regardless of the Applicable Rate for the next rate period.

                                                           Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the following effects:

                                                           o   A Beneficial Owner that submits a bid for Tortoise Notes to its
                                                               Broker-Dealer with a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order.

                                                           o   A Beneficial Owner that fails to submit an Order to its Broker-Dealer will be deemed to have submitted a Hold Order.

                                                           The Auction Process. Sufficient Clearing Bids for a particular auction exist if the total principal amount of Tortoise Notes for which bids are submitted equal or exceed the aggregate principal amount of Tortoise Notes for which Sell Orders are submitted. A submitted bid is not acceptable for determining the Applicable Rate unless the bid is between the Minimum Rate
                                                           (for Standard Rate Periods or less, only) and the Maximum Rate (for all rate periods). If Sufficient Clearing Bids exist, the Applicable Rate for the next succeeding rate period will be the lowest rate specified in the submitted bids which (taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Beneficial Owners and Potential
                                                           Beneficial Owners) would result in Beneficial Owners and Potential
                                                           Beneficial Owners owning the total principal amount of Tortoise Notes available in that auction.

                                                           If Sufficient Clearing Bids do not exist (other than because all of the outstanding Tortoise Notes are subject to Submitted Hold Orders), then the
                                                           Applicable Rate for the next succeeding rate period will be the Maximum
                                                           Rate.

                                       3

                                                           The auction procedures include a pro rata allocation of Tortoise Notes for purchase and sale, which may result in a Beneficial Owner continuing to hold or selling, or a Potential Beneficial Owner buying, an amount of
                                                           Tortoise Notes which is less than the amount of Tortoise Notes specified in its order. Where the allocation procedures have this result, Broker-Dealers will be required to make appropriate pro rata allocations among their customers.

Sample Auction Process for Tortoise Notes..............    Step 1:  The Auction Agent determines the amount of Tortoise Notes being offered by Beneficial Owners for sale in the auction.

                                                           Step 2: Broker-Dealers submit bids, including the interest rates and purchase amounts, from prospective purchasers. The Auction Agent ranks these bids from the lowest to the highest interest rate.

                                                           Step 3: The Auction Agent fills the purchase orders, starting with the lowest interest rate bid.

                                                           Step 4: The bid that clears the market for the last available Tortoise Note is declared the new interest rate.

                                                           Step 5: Bids are filled to the extent that Tortoise Notes are available.
                                                           All bids below the new interest rate are filled. Bids at the new interest rate are filled to the extent that Tortoise Notes are available. Bids above the new interest rate are not filled.

                                                           Step 6: All filled bids will receive interest payments at the new interest rate. However, the new interest rate must be between the Minimum Rate and
                                                           Maximum Rate permitted.

Maximum and Minimum Rates..............................    Except during a Default period, the Applicable Rate for any rate period will not exceed the Maximum Rate. The Maximum Rate depends on the credit rating assigned to the Tortoise Notes and the duration of the rate period.
                                                           The Maximum Rate will be the applicable percentage of the Reference Rate, subject to upward, but not downward, adjustment in the discretion of the
                                                           Company's Board of Directors (the "Board," or "Board of Directors") after consultation with the Broker-Dealers.

                                                           The applicable percentage will be determined based on the lower of the credit ratings assigned to the Tortoise Notes on that date by Moody's and
                                                           Fitch as follows:

                                                              Moody's                         Fitch                   Applicable
                                                              Credit Rating               Credit Rating               Percentage
                                                              -------------               -------------               ----------
                                                              Aa3 or above                AA-- or above                   200%
                                                              A3 to A1                      A-- to A+                     250%
                                                              Baa3 to Baa1                BBB-- to BBB+                   275%
                                                              Below Baa3                   Below BBB--                    300%

                                                           For Standard Rate Periods or less only, the Applicable Rate resulting from an auction will not be less than the Minimum Rate (which is 70% of the applicable AA Composite Commercial Paper Rate). The Applicable Rate for any
                                                           rate period commencing during any Default period, and the Default Rate described under "Description of Tortoise Notes -- Interest and Rate
                                                           Periods," initially will be 300% of the Reference Rate. The Reference Rate is the greater of:

                                                           (1)  the applicable AA Composite Commercial Paper Rate (for a rate period of fewer than 184 days) or the applicable Treasury Index Rate (for a
                                                                Rate Period of 184 days or more), or

                                       4

                                                           (2)  the applicable London-Interbank Offered Rate ("LIBOR").

Settlement.............................................    Settlement of purchases and sales will be made on the next Business Day
                                                           (also an Interest Payment Date) after the Auction Date through the
                                                           Securities Depository in accordance with the Securities Depository's normal procedures.

Payment Restrictions on
Common Stock of the Company............................    Tortoise Notes constitute senior securities representing indebtedness under the 1940 Act. While any Tortoise Notes are outstanding, the Company will not be permitted to declare any dividend (except a dividend payable in stock of the Company), or declare any other distribution upon any outstanding common stock or declare any distribution upon any preferred stock of the Company, or purchase any such stock, unless, in every case, the Tortoise Notes have, at the time of the declaration of any dividend or distribution or at the time of any purchase, an asset coverage of at least
                                                           300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. The Company may, however, declare dividends upon any preferred stock provided the Tortoise Notes have an asset coverage of at least 200% at the time of declaration or purchase after deducting the amount of the dividend or purchase amount. Dividends or other distributions on, or redemptions or purchases of, common stock and preferred stock also would be prohibited at any time that an event of default (which includes an interest payment default) has occurred for the
                                                           Tortoise Notes and is continuing. See "Description of Tortoise Notes --
                                                           Payment Restrictions on Shares."

Asset Maintenance......................................    As of each Valuation Date, the Company must maintain Eligible Assets having an aggregated Discounted Value at least equal to the Tortoise Notes
                                                           Basic Maintenance Amount. The Company also must maintain asset coverage for the Tortoise Notes on a non-discounted basis of at least 300% as of the last Business Day of each month. See "Rating Agency Guidelines." The
                                                           Discount Factors and guidelines for calculating the Discounted Value of the Company's portfolio for the purpose of determining the Tortoise Notes
                                                           Basic Maintenance Amount have been established by Moody's and Fitch in connection with the Company's receipt from Moody's and Fitch of the "Aaa"
                                                           and "AAA" credit ratings, respectively, for the Tortoise Notes on their
                                                           Original Issue Date.

Redemption.............................................    The Company may be required to redeem Tortoise Notes if, for example, the
                                                           Company does not meet a required asset coverage ratio or in order to correct a failure to meet Rating Agency Guidelines in a timely manner.
                                                           Although the Company ordinarily will not redeem the Tortoise Notes prior to their Stated Maturity, the Company may redeem Tortoise Notes voluntarily if, for example, its Board of Directors determines that the
                                                           Company could obtain more favorable interest rates from an alternative financing source and the Company satisfies certain legal and contractual requirements. See "Description of Tortoise Notes -- Redemption."

Events of Default; Remedies............................    Any one of the following events constitutes an "event of default" for a series of auction rate notes issued by the Company under the Indenture
                                                           (each a "Series"), including the Tortoise Notes:

                                                           o      default in the payment of interest for a Series when it becomes due and payable, and the continuance of such default for thirty (30) days;

                                                           o      default in the payment of the principal of, or any premium on, any Series at its Stated Maturity;

                                       5

                                                           o      default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach

                                                                  for a period of ninety (90) days after written notice has been given to the Company by the Trustee;

                                                           o      certain voluntary or involuntary proceedings involving the Company and relating to bankruptcy, insolvency or other similar laws;

                                                           o      if, on the last Business Day of each of twenty-four (24) consecutive calendar months, the 1940 Act Tortoise Notes Asset Coverage of a
                                                                  Series is less than 100%;

                                                           o      a default in the payment of any Redemption Price for a Series payable on a Redemption Date; or

                                                           o      any other "event of default" provided in a supplemental indenture executed in connection with a Series.

                                                           Upon the occurrence and continuance of an event of default for a Series, the holders of a majority in principal amount outstanding of that Series or the Trustee may declare the principal amount of that Series immediately due and payable. A default that relates only to one Series will not affect any other Series, and the holders of such other Series are not entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency, or other similar laws, acceleration of maturity occurs automatically for all Series.

                                                           At any time after a declaration of acceleration for a Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met. See "Description of Tortoise Notes -- Events of Default and
                                                           Acceleration of Maturity; Remedies."

Investment Objective and Principal Investment
Strategies.............................................    The Company's investment objective is to seek a high level of total return with an emphasis on dividend income to stockholders. There is no assurance that the Company will attain its investment objective. See "Investment
                                                           Objective and Principal Investment Strategies" and "Risk Factors."

                                                           The Company invests in a portfolio consisting primarily of RITs and MLPs with an emphasis on Energy Companies. Information about the characteristics of the different types of RITs is provided in the section titled
                                                           "Investment Objective and Principal Investment Strategies -- Energy Company
                                                           Issuers."

                                                           The Company invests primarily in Energy Companies with their primary operations in North America. The North American energy sector can be generally categorized as follows:

                                                           o    Upstream -- the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

                                                           o    Midstream -- the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and

                                       6

                                                                gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

                                                           o    Downstream -- the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.

                                                           Energy Companies include companies that derive more than 50% of their revenues from the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.

                                                           As a non-fundamental policy, under normal conditions, the Company invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of Energy Companies. The equity securities of Energy Companies purchased by the Company will consist primarily of interests in publicly traded RITs and publicly traded MLPs, but also may include common or preferred stock, convertible securities, warrants, and depository receipts issued by Energy Companies that are not publicly traded
                                                           RITs or publicly traded MLPs. The equity securities also may be restricted securities. As additional non-fundamental policies, the Company also may invest up to 20% of its total assets in publicly traded RITs or publicly traded MLPs that are not Energy Companies. The Company typically invests at least 50% of its total assets in publicly traded RITs. The Company does not invest more than 25% of its total assets in equity securities of publicly traded MLPs, and it may invest up to 50% of its total assets in restricted securities for which no public trading market exists. See "Risk
                                                           Factors--General Risks of Investing in the Company--Restricted Security
                                                           Risk."

                                                           The percentage limitations for the Company's portfolio described in this prospectus (other than the 25% investment limit on MLPs and the percentage limits on leverage) apply only at the time of investment and the Company is not be required to sell securities due to subsequent changes in the value of securities it owns. Also, the Company may invest more than 50% of its total assets in restricted securities prior to its first receipt of any leverage proceeds so long as its aggregate investments in restricted securities do not exceed 50% of total assets (including assets obtained or expected to be obtained from leverage). As of January 31, 2006, the Company has invested approximately $6 million in restricted securities. The term
                                                           "total assets" includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy.

                                                           The Company's Board of Directors may change the Company's nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of Energy Companies requires at least 60 days' prior written notice to stockholders.

                                                           During the period in which the Company is investing the net proceeds of this offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates or deposit, bankers'
                                                           acceptances and other bank obligations, commercial paper rated in the highest category by a rating

                                       7

                                                            agency or other fixed income securities.

                                                            Equity Securities of RITs. Under normal conditions, the Company will likely invest at least 50% of its total assets in publicly traded RITs. RIT units represent an equity ownership interest in a trust created under the laws of a Canadian province. The holder of a unit is generally entitled to receive monthly or quarterly cash distributions from the RIT as well as the potential to share in the RIT's success through capital appreciation. If the RIT that issued the units liquidates, the unit holders generally would be entitled to their pro rata share of any liquidation proceeds, net of any applicable withholding taxes in the case of non-residents of Canada, remaining after payment of the RIT's outstanding debts and other liabilities. RIT units generally trade on one or more of the Canadian stock exchanges, such as the
                                                            Toronto Stock Exchange, and also may trade on a United States stock exchange. In some cases, a RIT may have two classes of units, one class which may only be owned by residents of Canada and another class which may be held by either residents or non residents of Canada. For RITs with more than one class of units, the Company may invest in any class of units if permitted by the units' residency requirements. Unit holders generally have the right to vote upon the election of managers or directors of the RIT.

                                                            Equity Securities of MLPs and their Affiliates. Under normal conditions, the Company may invest up to 25% of its total assets in equity securities of publicly traded MLPs, which currently consist of common units and convertible subordinated units. The Company also may invest in I-Shares issued by affiliates of MLPs. As of the date of this prospectus, substantially all
                                                            MLP common units and I-Shares in which the Company intends to invest are of a class listed and traded on the NYSE, American Stock Exchange ("AMEX") or
                                                            NASDAQ National Market. The Company also may purchase MLP common units directly from MLPs or unitholders of MLPs. MLP convertible subordinated units are a class of securities not listed or publicly traded, and typically are purchased in directly negotiated transactions with MLP affiliates or institutional holders of those shares. MLP subordinated units typically are convertible into a class of securities listed and traded on the NYSE, AMEX or NASDAQ National Market. The Company also may invest in securities of general partners or other affiliates of MLPs and in securities of private companies. It is anticipated that all publicly traded
                                                            MLPs in which the Company will invest will have an equity market capitalization greater than $100 million.

                                                            MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, before any distributions to convertible subordinated unit holders or incentive distributions are made to the general partner. MLP convertible subordinated units: (1) are convertible to common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals, (2) are entitled to MQD after payments to common unit holders and before incentive distributions to the general partner, and (3) do not have arrearage rights. I-Shares typically are issued by a limited liability company ("LLC") that owns an interest in and manages an MLP. An I-Share issuer's assets consist solely of MLP I-units and, therefore, I-Shares represent an indirect investment in MLPs. I-Shares have features which are similar to common units, except that distributions are payable in additional I-Shares rather than cash. The Company invests in I-Shares only if it believes it will have adequate cash to satisfy its distribution targets.

                                                            Recently, some energy infrastructure companies in which the Company may

                                       8

                                                           invest have been organized as LLCs. These LLCs are treated as MLPs for federal income tax purposes. The Company may invest in common units or other securities of such LLCs when consistent with its investment objective and policies. LLC common units have features which are similar to those of
                                                           MLP common units, as discussed in more detail below. See "Investment
                                                           Objective and Principal Investment Strategies -- Investment Securities."

                                                           Temporary Investments and Defensive Investments. Pending investment, the
                                                           Company may invest up to 100% of the net offering or leverage proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S.
                                                           Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities. The Company also may invest in these instruments on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

                                                           In addition, under adverse market or economic conditions, the Company may invest 100% of its total assets in these securities. The yield on these securities may be lower than the returns on RITs and MLPs or yields on lower rated fixed income securities. To the extent the Company invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.

Hedging Transactions...................................    In addition to the investment strategies discussed above, the Company may engage in certain transactions intended to hedge the Company's exposure to currency risks due to its investments in RITs which are denominated in
                                                           Canadian dollars. The Company may engage in various currency hedging transactions, including buying or selling options or futures, entering into other foreign currency transactions, including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use hedging transactions successfully depends on the Advisor's ability to predict pertinent market movements, which cannot be assured.  See "Investment Objective and
                                                           Principal Investment Strategies -- Hedging Transactions" and "Risk Factors
                                                           -- General Risks of Investing in the Company -- Currency Hedging Risk;"
                                                           "--Hedging Strategy Risk;" "--Counterparty Risk."

Use of Leverage........................................    The Company has borrowed approximately $40 million under the Credit
                                                           Facility, the majority of which has been invested in securities of publicly traded MLPs and publicly traded RITs. The Company intends to issue Tortoise
                                                           Notes in an amount representing approximately 23% of its total assets to repay any outstanding indebtedness under the Credit Facility and for investment purposes.

                                                           Upon the investment of the net proceeds of this offering in securities that meet the Company's investment objective and policies, the Company also may issue MMP Shares for investment purposes in an amount representing approximately 10% of its then total assets, including the proceeds from this offering and after the repayment of its outstanding indebtedness under the Credit Facility.

                                                           The Company intends to repay the outstanding indebtedness under the

                                       9

                                                           Credit Facility and to terminate it immediately following the receipt of the proceeds of this offering of Tortoise Notes. The Company estimates that any remaining proceeds from this offering will be fully invested within three months of the closing of the offering.

                                                           To the extent permitted by the 1940 Act, the Company also may leverage through other borrowings, including the issuance of additional Tortoise
                                                           Notes or commercial paper or may leverage through the issuance of preferred stock. The timing and terms of any leverage transactions will depend on market conditions and investment opportunities presented to the Company and will be determined by the Company's Board of Directors. The use of leverage involves significant risks. Throughout this prospectus, Tortoise Notes, commercial paper or other borrowings are collectively referred to as
                                                           "Borrowings." See "Risk Factors--General Risks of Investing in the
                                                           Company--Leverage Risk."

Risks..................................................    The following discussion summarizes the principal risks that you should consider before investing in Tortoise Notes and the Company. For additional information about the risks associated with Tortoise Notes and the Company, see "Risk Factors."

                                                           Risks of Tortoise Notes. The primary risks of investing in Tortoise Notes are as follows:

                                                           Interest Rate Risk. Tortoise Notes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on the
                                                           Tortoise Notes may rise so the interest payable to holders of Tortoise
                                                           Notes would exceed the income generated by the Company's portfolio securities. This might require that the Company sell portfolio securities at a time when it would otherwise not do so, which may adversely impact the
                                                           Company's future earnings ability. In addition, rising market interest rates could negatively impact the value of the Company's investment portfolio, reducing the amount of assets serving as asset coverage for the
                                                           Tortoise Notes.

                                                           Auction Risk. You may not be able to sell your Tortoise Notes at an auction if the auction fails; that is, if there are more Tortoise Notes offered for sale at an auction than there are buyers for those Tortoise Notes. Also, if you place hold orders (orders to keep your Tortoise Notes) at an auction only at a specified rate, and the rate set at the auction is lower than the bid rate, you will not retain your Tortoise Notes. Finally, if you buy
                                                           Tortoise Notes or choose to keep Tortoise Notes without specifying a rate below which you would not wish to buy or continue to hold those Tortoise
                                                           Notes, and the auction sets a below-market rate, you may receive a lower rate of return on your Tortoise Notes than the market interest rate. See
                                                           "Description of Tortoise Notes" and "The Auction -- Auction Procedures."

                                                           Secondary Market Risk. If you try to sell your Tortoise Notes between auctions, you may not be able to sell any or all of them, or you may not be able to sell your Tortoise Notes in the $25,000 increments in which they were purchased, plus accrued and unpaid interest. If you sell your Tortoise
                                                           Notes to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. If the Company has designated a Special Rate
                                                           Period, changes in interest rates could affect the price you would receive if you sold your Tortoise Notes in the secondary market. Lehman Brothers
                                                           Inc. ("Lehman") and RBC Capital Markets Corporation ("RBC") and
                                                           Broker-Dealers that maintain a secondary trading market for Tortoise Notes are not required to maintain a secondary market and the Company has no control over the establishment or maintenance of this market. The Company is not

                                       10

                                                           required to redeem Tortoise Notes if an auction or an attempted secondary market sale fails. Tortoise Notes are not listed on an exchange or automated quotation system.

                                                           Ratings and Asset Coverage Risk. While Moody's and Fitch have assigned ratings of "Aaa" and "AAA," respectively, to the Tortoise Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in
                                                           Tortoise Notes. A rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade Tortoise Notes, which may make your Tortoise Notes less liquid at an auction or in the secondary market. If the Tortoise Notes are downgraded, the Company may alter its portfolio or redeem Tortoise Notes voluntarily under certain circumstances. See "Description of Tortoise Notes
                                                           -- Redemption."

                                                           Inflation Risk. Inflation is the reduction in the purchasing power of money which results from the increase in the price of goods and services.
                                                           Inflation risk is the risk that the inflation-adjusted (or "real") value of your Tortoise Notes investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the
                                                           Tortoise Notes and the interest on the Tortoise Notes declines. See "Risk
                                                           Factors -- Risks of Investing in Tortoise Notes -- Inflation Risk."

                                                           Company Risks. The Company's net asset value, its ability to pay interest and principal on Tortoise Notes, and its ability to meet asset coverage requirements depends on the performance of the Company's investment portfolio. The performance of the Company's investment portfolio is subject to a number of risks, including the following:

                                                           Conflicts of Interest. Conflicts of interest may arise because the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG, TYY and TTO. The Advisor or its affiliates may have financial incentives to favor certain accounts over the Company. When two or more clients advised by the Advisor or its affiliates seek to purchase or sell the same publicly traded securities, it may adversely affect the price or size of the position the Company may obtain. In addition, if the
                                                           Advisor becomes aware of certain material non-public information related to a RIT or an MLP, such as acquisitions contemplated by the RIT or MLP, possession of this information may preclude the Company from investing in or selling securities of a RIT or an MLP at the most advantageous time.
                                                           Furthermore, restrictions under the 1940 Act may preclude the Company and its affiliates from co-investing in private placements of securities and may restrict its ability to liquidate a position quickly.

                                                           Energy Companies. The Company invests in Energy Companies, with an emphasis on equity securities issued by publicly traded RITs and publicly traded
                                                           MLPs. The primary risks inherent in the Energy Companies include: (1) the performance and level of distributions of Energy Companies can be affected by direct and indirect commodity price exposure, (2) the profitability of
                                                           Energy Companies may be impacted by a significant decrease in the production, transportation, processing, storing or distribution of energy commodities, (3) a decrease in market demand for natural gas or other energy commodities could adversely affect Energy Company revenues and cash flows, (4) Energy Company assets deplete over time and must be replaced,
                                                           (5) rising interest rates could increase an Energy Company's cost of capital, and (6) extreme weather patterns could result in significant volatility in the supply of energy and power which could affect the value of the securities in which the Company invests. See "Risk Factors--General
                                                           Risks of Investing in the Company--Supply and Demand Risk;" "--Depletion
                                                           and Exploration Risk;" "--

                                       11

                                                           Commodity Pricing Risk;" "--Interest Rate Risk;" "--Reserve Risk;"
                                                           "--Operating Risk;" "--Weather Risk."

                                                           RIT Risks. The value of the equity securities of the Company's portfolio
                                                           RITs may fluctuate in accordance with changes in the financial condition of those RITs, the condition of equity markets generally and other factors.
                                                           There can be no assurance that the Company's portfolio RITs will pay distributions on their securities. The declaration of such distributions generally depends on various factors, including the operating performance and financial condition of the RIT and general economic conditions.

                                                           In many circumstances, the Company's portfolio RITs may have limited operating histories. The value of the Company's portfolio RITs will be influenced by factors that are not within the Company's control, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors such as weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy sector and operational risks relating to the energy sector. See "Risk Factors--General Risks of
                                                           Investing in the Company--RIT Risks."

                                                           Leverage Risk. Subject to limits imposed by the 1940 Act and the Rating
                                                           Agency Guidelines, the Company may increase its leverage above the amount estimated after issuance of the Tortoise Notes and any offering of MMP
                                                           Shares. The Company intends to use leverage primarily for investment purposes. The Company's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful. See "Risk Factors--General Risks of Investing in the
                                                           Company--Leverage Risk."

                                                           Small and Mid-Cap Stock Risk. The Company typically invests in companies with small (less than $2 billion) or medium (between $2 billion and $5 billion) market capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium-sized company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than would be the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; therefore, changes in any one business line may have a greater impact on a smaller or medium company's stock price than is the case for a larger company. In addition, smaller or medium-sized company stocks may not be well known to the investing public. See "Risk Factors -- General Risks of Investing in the Company -- Small and Mid-Cap Stock Risk."

                                                           Canadian Securities Risk. Investing in Canadian securities involves certain risks not involved in domestic investments, including, but not limited to:
                                                           fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

                                                           Foreign Currency Risk. Because the Company intends to invest in securities denominated or quoted in the Canadian dollar, changes in the Canadian

                                       12

                                                           dollar/U.S. dollar exchange rate may affect the value of securities held by the Company and the unrealized appreciation or depreciation of those securities. See "Risk Factors -- General Risks of Investing in the Company
                                                           -- Foreign Currency Risk;" "--Currency Hedging Risk."

                                                           Currency Hedging Risk. The Company may in the future hedge against currency risk resulting from investing in Canadian-dollar denominated RITs. Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions, including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use hedging transactions successfully depends on the Advisor's ability to predict pertinent market movements, which cannot be assured.
                                                           Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. The use of hedging transactions may result in the Company incurring losses as a result of matters beyond its control. For example, losses may be incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency. See "Risk Factors -- General Risks of
                                                           Investing in the Company -- Currency Hedging Risk."

                                                           Valuation Risk. The Company may invest up to 50% of total assets in restricted securities, which are subject to restrictions on resale. The value of such investments ordinarily will be based on fair valuations determined by the Advisor using procedures adopted by the Board of
                                                           Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine net asset value. The sale price of securities that are restricted or otherwise not readily marketable may be higher or lower than the Company's most recent valuations of those securities. See "Risk Factors--General Risks of
                                                           Investing in the Company--Restricted Securities Risk."

                                                           Nondiversification Risk. The Company has registered as a "non-diversified"
                                                           investment company under the 1940 Act. To the extent the Company invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory event. Although the Company may invest a relatively high percentage of its assets in a limited number of issuers, for federal income tax purposes, the Company must diversify its holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of the
                                                           Company's total assets is represented by cash and cash items, U.S.
                                                           Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the
                                                           Company's total assets is invested in the securities of any one issuer
                                                           (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company

                                       13

                                                           controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. See "Risk Factors -- General Risks of Investing in the Company -- Non-Diversification."

                                                           See "Risk Factors -- General Risks of Investing in the Company" for a more detailed discussion of these risks and other risks of investing in the
                                                           Company.

Federal Income Tax Matters.............................    Holders of Tortoise Notes will receive interest payments from the Company and will not receive any distributions to which holders of common stock or preferred stock of the Company are entitled. Interest payments generally will be taxed as ordinary income for federal income tax purposes and will not be eligible for the reduced tax rates available for "qualified dividend income." See "Tax Matters."

Trading Market.........................................    Tortoise Notes are not listed on an exchange or automated quotation system. Instead, you may buy or sell Tortoise Notes at an auction by submitting orders to a Broker-Dealer.  Broker-Dealers and other broker-dealers also may maintain a secondary trading market in Tortoise
                                                           Notes outside of auctions, but may discontinue this activity at any time.
                                                           There is no assurance that a secondary market will provide Tortoise Note holders with liquidity. You may transfer Tortoise Notes outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer or to the Company or any of its affiliates, in certain cases.

Trustee and Auction Agent..............................    The Bank of New York Trust Company, N.A., will serve as the Trustee under the Indenture and The Bank of New York will serve as the Auction Agent under the Auction Agency Agreement.

                                       14

                              FINANCIAL HIGHLIGHTS

    Information contained in the table below under the headings "Per Common
Share Data" and "Supplemental Data and Ratios" shows the audited operating performance of the Company's common stock from the commencement of the Company's investment operations on October 31, 2005 until November 30, 2005. The table covers approximately one month of operations, during which a substantial portion of the Company's assets were held in cash pending investment in securities that meet the Company's investment objective and policies (25.6% was invested in such securities at November 30, 2005). Accordingly, the information presented may not provide a meaningful picture of the Company's operating performance. The report of the Company's independent registered public accounting firm for the period from October 31, 2005 to November 30, 2005 can be found in the Statement of
Additional Information.

                                                                                                          Period from
                                                                                                          October 31,
                                                                                                        2005(1) through
                                                                                                       November 30, 2005
                                                                                                      ---------------------
Per Common Share Data (2)
     Public offering price                                                                               $          25.00
     Underwriting discounts and offering expenses associated with the issuance of common stock                     (1.31)
     Income from Investment Operations:
         Net investment income                                                                                       0.02
         Net realized and unrealized gain on investments                                                             0.24
                                                                                                             --------------
              Total increase from investment operations                                                              0.26
                                                                                                             --------------
     Net Asset Value, end of period                                                                      $          23.95
                                                                                                             ==============
     Per common share market value, end of period                                                        $          25.00
     Total Investment Return Based on Market Value (3)                                                               0.00%

Supplemental Data and Ratios
     Net assets applicable to common stockholders, end of period (000's)                                 $        110,451
     Ratio of expenses to average net assets before waiver (4)                                                       2.02%
     Ratio of expenses to average net assets after waiver (4)                                                        1.77%
     Ratio of net investment income to average net assets before waiver (4)                                          0.75%
     Ratio of net investment income to average net assets after waiver (4)                                           1.00%
     Portfolio turnover rate                                                                                         0.00%
------------
(1) Commencement of operations.
(2) Information presented relates to a share of common stock outstanding for the entire period.
(3) Not annualized. The total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported.
(4) Annualized for periods less than one full year.

    The following table sets forth information about the Company's Credit
Facility as of the date of this prospectus. Upon the issuance of the Tortoise
Notes offered in this prospectus, all outstanding indebtedness under the Credit
Facility will be repaid and the Credit Facility will be terminated.

                                                                                                             Asset Coverage
Title of Security                                                                         Total Principal     Per $1,000 of
                                                                                        Amount Outstanding  Principal Amount
Borrowings
      $40 Million Secured Revolving Credit
Facility....................................                                              $40,000,000           $3,841

                                   THE COMPANY

    The Company is a recently organized, nondiversified, closed-end management investment company registered under the 1940 Act. The Company was organized as a
Maryland corporation on January 13, 2005, under a charter (the "Charter")
governed by the laws of the State of Maryland. On October 31, 2005, the Company
issued an aggregate of 4,600,000 shares of Common Stock, par value $0.001 per share, in its initial public offering. The proceeds of the initial public offering were approximately $108.9 million, after the payment of underwriting discounts and offering expenses. The Company's common stock is listed on the
NYSE under the symbol "TYN." The Company commenced investing its assets on
October 31, 2005. As of January 31, 2006, the Company had net assets of approximately $116 million attributable to its common stock. The Company's principal office is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210.

                                       15

    The following provides information about the Company's outstanding Common
Stock as January 31, 2006:

                                                           Amount
                                                         Held by the
                                       Amount          Company or for       Amount
Title of Class                       Authorized          its Account      Outstanding
--------------                  --------------------  ---------------   ----------------
Common Stock....................100,000,000 shares           0          4,612,640 shares

                                 USE OF PROCEEDS

    The net proceeds of the offering of Tortoise Notes will be approximately
$39,331,000, after payment of the underwriting discounts and commissions and estimated offering costs. The Company will use the net proceeds from this offering to fully repay all outstanding indebtedness under the Credit Facility and will invest the remaining net proceeds of the offering in accordance with its investment objective and policies described below. As of the date of this prospectus, the Company has borrowed approximately $40 million for investment purposes under the Credit Facility. Outstanding balances under the Credit
Facility accrue interest at a variable annual rate equal to the one-month LIBOR rate plus 0.75%. As of the date of this prospectus, the current rate is 5.38%
and all outstanding amounts under the Credit Facility mature on April 15, 2006.
Once all outstanding indebtedness under the Credit Facility is repaid, the
Company will terminate the Credit Facility. The Company estimates that the net proceeds of this offering after the repayment of outstanding indebtedness pursuant to the Credit Facility will be fully invested in accordance with the
Company's investment objective within three months of the closing. It may take the Company up to six months to invest the net proceeds of this offering after the repayment of any indebtedness for several reasons, including the lack of availability of suitable investments, difficulty in securing firm commitments for direct placements and the trading market and volumes of the securities of publicly traded RITs and MLPs. Pending such investment, the Company may invest the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities --
all of which are expected to provide a lower yield than the securities of RITs,
MLPs and their affiliates.

                                 CAPITALIZATION

    The following table sets forth the capitalization of the Company as of
November 30, 2005 and as adjusted to give effect to the issuance of the Tortoise
Notes offered hereby. Depending on market conditions and investment opportunities, the Company may offer MMP Shares by separate prospectus following the offering of Tortoise Notes. The Company estimates that the net proceeds from this offering will be fully invested within three months of the closing of this offering.

                                                                                                    Actual              As Adjusted
                                                                                                            (Unaudited)
Long-Term Debt:
  Tortoise Notes, denominations of $25,000 or any multiple thereof*..........................            --         $     40,000,000
Common Stockholders' Equity:
  Common Stock, $0.001 par value per share; 100,000,000 shares authorized, 4,612,640
   shares outstanding*.......................................................................$         4,613        $          4,613
  Additional paid-in capital.................................................................$   109,089,614        $    109,089,614 **
  Undistributed net investment income........................................................$       165,425        $        165,425
  Accumulated net realized loss on investments and foreign currency transactions.............$          (275)       $           (275)
  Net unrealized gain on investments, foreign currency and translation of other assets
   and liabilities denominated in foreign currency...........................................$     1,192,029        $      1,192,029
                                                                                             ---------------        ----------------
  Net assets applicable to common stockholders...............................................$   110,451,406        $    110,451,406
                                                                                             ===============        ================
------------

*    None of these outstanding securities are or will be held by or for the account of the Company.

**   Sales load, consisting of underwriting discounts and commissions, and estimated offering costs of the Tortoise Notes will be capitalized and amortized over the life of the Tortoise Notes. Estimated offering costs of
     $269,000 will be capitalized and charged as an expense to the common stockholders ratably over a period of 40 years. The estimated annual charge is $6,725 resulting in approximately $.001 per share. The estimated annual amortization per share could change if the Common Stock outstanding change resulting in a per share charge that would be higher or lower than this estimate.

                                       16

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

    The Company's investment objective is to provide a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded RITs and MLPs, with an emphasis on midstream and downstream Energy Companies. RITs and MLPs are considered tax-efficient investment vehicles because they are generally able to avoid the double taxation applicable to most corporate entities.

    The investment objective described above is not a "fundamental" policy of the Company and may be changed without the approval of a vote of the stockholders of the Company. In the event the Board of Directors determines it appropriate to change the restriction requiring the Company, under normal circumstances, to invest not less than 80% of its total assets in equity securities of Energy Companies, the Company must provide stockholders with written notice at least 60 days prior to changing such restriction, unless such change was previously approved by stockholders.

Energy Sector Focus

    The Company invests primarily in Energy Companies. The North American energy sector can be broadly categorized as follows:

    o   Upstream -- the development and extraction of energy resources, including natural gas, crude oil and coal from onshore and offshore geological reservoirs.

    o   Midstream -- the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

    o   Downstream -- the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.

    Energy Companies include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.

Investment Strategy

     Under normal conditions, the Company invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of
Energy Companies. The equity securities of Energy Companies purchased by the
Company will consist primarily of interests in publicly traded RITs and publicly traded MLPs, but also may include common or preferred stock, convertible securities, warrants, and depository receipts issued by Energy Companies that are not RITs or MLPs. The equity securities may be restricted securities. The
Company also may invest up to 20% of its total assets in publicly traded RITs or publicly traded MLPs that are not Energy Companies. The Company generally invests at least 50% of its total assets in publicly traded RITs. The Company does not invest more than 25% of its total assets in equity securities of publicly traded MLPs. The Company may invest up to 50% of its total assets in restricted securities for which no public trading market exists. See "Risk
Factors--General Risks of Investing in the Company--Restricted Security Risk."

    The percentage limitations applicable to the Company's portfolio described in this prospectus (other than the 25% investment limitation on MLPs and the percentage limitations on leverage) apply only at the time of investment and the
Company will not be required to sell securities due to subsequent changes in the value of securities it owns. Also, the Company may invest more than 50% of its total assets in restricted securities prior to its first receipt of any leverage proceeds so long as its aggregate investments in restricted securities do not exceed 50% of total assets (including assets obtained or expected to be obtained from leverage). As of January 31, 2006, the Company has invested approximately
$6 million in restricted securities.

    In addition to the investment strategies discussed above, the Company may, but does not currently intend to, engage in transactions intended to hedge the currency risk to which it may be exposed because it will be making Canadian dollar denominated investments in RITs. Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity

                                       17

of the derivative instruments. Hedging transactions are generally intended to protect against unpredictable market movements, but the unpredictable nature of these market movements makes successful hedging very difficult.

Investment Philosophy

    When selecting investments, the Advisor looks for equity securities of companies that appear to have potential for above average performance. The
Advisor seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run.

    The Advisor's investment selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Advisor uses research provided by broker-dealers and investment firms, it places primary emphasis on proprietary analysis and valuation models constructed and maintained by the Advisor. These proprietary analysis and valuation models are used by the
Advisor in advising all of its clients and are currently, and as modified from time to time, will continue to be, used by the Advisor in selecting MLP investments. The Advisor believes these models are also effective in selecting
RIT investments. To determine whether a company meets its criteria, the Advisor generally looks for a strong record of distribution growth, a conservative debt to equity ratio, a consistent ratio of distributable cash flow to actual cash distributions to unitholders, a proven track record of operating performance, and an effective incentive structure and quality management team.

Energy Company Issuers

    The Company's portfolio will be composed principally of the securities of the three following types of Energy Company issuers:

   Canadian Royalty Trusts and Income Trusts

    Under normal conditions, the Company generally invests at least 50% of its total assets in publicly traded RITs. There are variations in structure among
RITs, but they generally are structured to own either: (1) debt and equity of an underlying entity that carries on an active business, or (2) a royalty in revenues generated by the assets of the entity. Generally, the RIT structure was developed to facilitate distributions to investors on a tax-efficient basis.
Under Canadian tax laws, a RIT generally can reduce its taxable income to zero by paying (or making payable) all of its taxable income (including net realized capital gains) to unitholders, thus eliminating a layer of taxation that otherwise would apply to corporate entities. The modest variations in RIT structures do not create substantive differences in the rights or obligations of their equity unitholders. The RIT structure is typically adopted by businesses that require a limited amount of capital in maintaining their property, plant and equipment and that generate stable cash flows. The projected life of distributions and the sustainability of distribution levels tend to vary with the nature of the business underlying a RIT. The variety of businesses upon which RITs have been created is broad, both in the nature of the underlying industry and assets and in geographic location. The Company will invest primarily in Energy Company RITs, but may also selectively invest in other RITs.

    The Company will only invest in RITs that are "mutual fund trusts" for
Canadian income tax purposes and "C corporations" for U.S. tax purposes. The characterization of RITs as "mutual fund trusts" for Canadian income tax purposes does not mean RITs that are structurally the same as U.S. "mutual funds." The RITs that are Energy Companies can generally be classified in the following categories:

     o    Oil and Gas Trusts. Oil and gas trusts are RITs that pay out to unitholders substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves.
          The amount of distributions paid on oil and gas trust units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs and, accordingly, can be highly volatile. Moreover, as the underlying oil and gas reserves are produced, the remaining reserves available to the royalty trust are depleted. Successfully replacing reserves enables an oil and gas trust to maintain distribution levels and unit prices over time. Oil and gas trusts typically replace reserves through reserve additions resulting from internal capital development activities or through acquisitions. Because they distribute the bulk of their cash flow to unitholders, oil and gas trusts are effectively precluded from exploring for and developing new oil and gas prospects with internally generated funds. Therefore, oil and gas trusts typically grow through acquisition of producing companies or companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, the issuance of debt. See "Risk Factors --
          General Risks of Investing in the Company -- Depletion and Exploration
          Risk."

          Oil and gas trusts generally do not conduct a significant amount of exploration activity to find new reserves of oil and gas, but rather own and operate developed oil and gas properties. As a result, oil and gas trusts generally do not have as great a risk of drilling unproductive oil and gas wells as traditional oil and gas companies;
          however, oil and gas trusts are still exposed to commodity pricing risks, reserve risks and operating risks. Hedging strategies used by oil and gas trusts can provide partial mitigation against commodity risk, while reserve risk can only be addressed through appropriate investments.

                                       18

     o    Pipeline Trusts. Pipeline trusts are RITs that principally own and operate pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of product or their distributions systems. While they are generally not as commodity price sensitive as oil and gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.

     o    Power Trusts. Power trusts are RITs that principally generate and sell electricity. These trusts generate electricity from a variety of power facilities, including hydro-electric, natural gas and waste heating facilities, and typically sell the electricity produced under long-term fixed price contracts with commercial users of the power or public utilities. As a result, these trusts generally have stable cash flow and distributions, although fluctuations in water flow can impact trusts generating the bulk of their electricity from hydroelectric facilities.

   U.S. Master Limited Partnerships

    The Company may invest up to 25% of its total assets in publicly traded
MLPs. MLPs are limited partnerships whose partnership units are listed and traded on a U.S. securities exchange and are treated as partnerships for federal income tax purposes. To qualify as an MLP, a partnership must receive at least
90% of its income from qualifying sources as set forth in Section 7704(d) of the
Internal Revenue Code of 1986, as amended ("Code"). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, individuals who are involved in the direct management of the MLP, or a combination of these entities or individuals.
The general partner may be structured as a private or publicly traded corporation, LLC or other form of entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units, and generally have only limited rights.

    MLPs are generally organized by the owners of an existing business that determine that the MLP structure is a more tax-efficient structure in which to conduct the operations of the business due to the ability of the MLP to avoid the payment of federal income tax at the entity level. As these owners may retain other businesses that are transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by the sponsors of the MLP, particularly with respect to business opportunities that may be desirable for both the MLP and the other retained businesses of the sponsor to pursue, as well as various actions that may affect the levels of cash distributions to be made to the holders of MLP units and the general partner regarding its incentive distribution rights discussed below. As the sponsor of the MLP typically also owns the majority of the equity interests of the general partner of the MLP as well as its retained businesses, the sponsor typically controls both the MLP and its retained businesses. In order to resolve conflicts of interest that may arise between the general partner and its equity owners, on the one hand, and the MLP on the other hand, the partnership agreements of MLPs typically have provisions that specify the manner in which these conflicts of interest are resolved.

    MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to a minimum quarterly distribution--or, MQD. When an MLP reaches that minimum distribution level, the general partner typically receives progressively higher percentages of each distribution. For example, to the extent the MQD is not paid, common and general partner interests accrue distribution arrearages. Once common and general partner interests have been paid, subordinated units receive distributions up to the MQD, but subordinated units do not accrue arrearages.
Distributable cash above the MQD generally is distributed to both common and subordinated units on a pro rata basis. The general partner is also eligible to receive incentive distributions if it operates the business in a manner which results in distributions paid per common unit above specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier allowing it to receive 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

    MLPs in which the Company will invest can generally be classified in the following categories:

    o   Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, NGLs (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-

                                       19

        regulated nature. In addition, pipeline MLPs typically do not have direct commodity price exposure because they do not own the product being shipped.

    o   Processing MLPs. Processing MLPs gather and process natural gas as well as provide transportation, fractionation and storage of NGLs. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be sold to utilities and other end users. Revenue for the processor is fee-based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities.

    o   Propane MLPs. Propane MLPs distribute propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately
        70% of annual cash flow is earned during the winter heating season
        (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

    o   Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from the production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes;
        federal, state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining reclamation costs; and the effect on demand that the
        Clean Air Act standards have on coal-end users.

   Non-RIT and Non-MLP Energy Companies

    While the Company will invest primarily in Energy Companies organized as
RITs and MLPs, the Company may also invest in other Energy Companies that are not RITs or MLPs. These companies are engaged in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities, or derive 50% or more of their revenue from providing energy-related services to such companies.

Investment Securities

    The Company's portfolio will be composed principally of the following types of securities:

        RIT Securities. The RIT securities in which the Company invests consist primarily of trust units that represent an equity ownership interest in a trust created under the laws of a Canadian province. The trust units generally entitle the holder to receive monthly or quarterly cash distributions from the RIT, as well as the potential to share in the RIT's success through capital appreciation. In the event of a liquidation of the
    RIT that issued the trust units, the holders of the trust units generally would be entitled to their pro rata share of any liquidation proceeds, net of any applicable withholding tax in the case of non-residents of Canada, remaining after payment of all outstanding debts and other liabilities. RIT units generally trade on a Canadian stock exchange, such as the Toronto
    Stock Exchange, and also may trade on one of the United States stock exchanges. Commission rates for brokerage transactions on foreign stock exchanges, including the Toronto Stock Exchange, are generally fixed. In some cases, an RIT may have two classes of trust units, one class of which may only be owned by residents of Canada, and the other class of which may be held by either residents or non-residents of Canada. For RITs with more than one class of units, the Company may invest in any class of units if permitted by the units' residency requirements. The Company would be treated as a non-resident of Canada for purposes of determining which class of trust units it could purchase. Holders of trust units generally have the right to vote upon the election of managers or directors of the RIT.

        MLP Securities. The MLP securities in which the Company invests can generally be classified into the following categories:

        o  MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company's success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLPs typically are managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner.
           MLP common units trade on a national securities exchange or over-the-counter.

                                       20

        o  MLP Convertible Subordinated Units. MLP convertible subordinated units typically are issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

        o  I-Shares. I-Shares represent an investment in interests of an LLC that owns a special class of MLP securities, known as i-units, issued by the MLP to the LLC. The i-units represent a class of equity securities of the MLP that are not entitled to receive cash distributions, except when the MLP liquidates, but are entitled to receive additional i-units each time the MLP makes a cash
           distribution to its holders of MLP units. As the quantity of additional i-units issued to the LLC is determined based on the amount of the cash distributions made by the MLP to the holders of its MLP units as well as the market value of the MLP units at the time of each distribution, the LLC will increasingly be entitled to a greater share of the outstanding equity interests of the MLP, which in turn entitles the LLC, as the holder of the i-units, an increasingly greater share of the cash to be distributed to all holders of equity securities (including the i-units and the MLP units) upon the liquidation of the MLP. As a result, the value of the
           i-units held by the LLC is generally tied to the overall equity valuation of the MLP, similar to the manner in which many investors analyze the value of common stock in a corporation that does not pay dividends.

        The Company does not anticipate any conflicts of interest with any MLP, general partner of an MLP, or issuer of I-Shares.

        Equity Securities. In addition to equity securities of RITs and MLPs, the Company may also invest in common and preferred stock, LLC interests, convertible securities, warrants and depository receipts of Energy Companies that are organized as corporations or LLCs. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Company. Also, prices of equity securities are sensitive to general movements in the equity markets and a drop in the equity markets may depress the price of equity securities to which the Company has exposure. Equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, or when political or economic events affecting the issuers occur. In addition, the prices of equity securities may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

        Other Investment Companies. The Company may invest in the securities of other investment companies to the extent that such investments are consistent with the Company's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Company may not acquire the securities of other domestic or non-U.S. investment companies, if, as a result, (1) more than 10% of the Company's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Company, or (3) more than 5% of the Company's total assets would be invested in any one investment company.
    These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

        The Company, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies'
    expenses, including advisory fees. These expenses are in addition to the direct expenses of the Company's own operations.

    Restricted Securities. The Company may invest up to 50% of its total assets in restricted securities for which no public trading market exists. An issuer may be willing to offer the purchaser more attractive features with respect to restricted securities issued in direct placements because it will avoid the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets may also preclude a public offering of securities. MLP convertible subordinated units are typically purchased in private transactions from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

    Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. These securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in the U.S. in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

                                       21

    Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. The Company also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain hedging techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on RITs and MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.
Although the Advisor expects to use these practices to reduce certain of the
Company's identified risks, no assurance can be given that these transactions will achieve this result.

    A more detailed description of the Company's investment policies and restrictions and more detailed information about the Company's portfolio investments are contained in the Statement of Additional Information.

Use of Leverage

    The Company may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage. As of the date of this prospectus, the Company has borrowed approximately $40 million for investment purposes under the Credit Facility. The
Company also currently intends to issue Tortoise Notes in an aggregate amount representing approximately 23% of the Company's total assets for investment purposes and to repay all outstanding indebtedness under the Credit Facility.
The Company intends to terminate the Credit Facility immediately following the receipt of the proceeds of this offering of Tortoise Notes. Upon investment of the net proceeds of this offering in securities that meet the Company's investment objective and policies, the Company may also issue MMP Shares for investment purposes in an amount representing approximately 10% of the Company's then total assets, depending on market conditions and investment opportunities.
The Company employs financial leverage for investment purposes when the Advisor believes that such use of proceeds will enhance the Company's ability to achieve its investment objective. The timing and terms of any leverage transactions will be determined by the Company's Board of Directors. The Company will not use leverage unless it believes that leverage will serve the best interests of stockholders. The principal, although not exclusive, factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. The Company's Board of Directors will also consider other factors, including whether the current investment opportunities satisfy the Company's investment objectives and strategies. Before issuing additional Tortoise Notes or preferred stock, the Company must receive confirmation from the Rating
Agencies that the proposed issuance will not adversely affect such Agency's then current rating of Tortoise Notes issued in this offering. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Risk Factors -- General Risks of Investing in the Company -- Leverage Risk." The management fee paid to the
Advisor is calculated on the basis of the Company's Managed Assets, as that term is defined in the Advisory Agreement between the Company and the Advisor dated
October 31, 2005 (the "Advisory Agreement") (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.

    The Company reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or to issue other senior securities in order to maintain or increase the Company's leverage to the extent permitted by the 1940 Act and existing agreements between the Company and third parties.

Hedging Transactions

    The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company intends to use interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks which differ from those associated with ordinary portfolio security transactions. Although the Advisor expects to use the practices to reduce certain of the Company's identified risks, no assurance can be given that these transactions will achieve this result. See "Risk Factors -- General Risks of Investing in the Company
--Hedging Strategy Risk."

                                       22

Conflicts of Interest

    Conflicts of interest may arise from the fact that the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG, TYY and TTO, in which the Company has no interest and some of which, including TYG and TYY, may have similar investment strategies as the
Company. The Advisor or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The
Advisor or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company. When two or more clients advised by the
Advisor or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Advisor in its discretion and in accordance with the clients' various investment objectives and the Advisor's procedures. In some cases, this system may adversely affect the price or size of the position the Company may obtain. In other cases, our ability to participate in volume transactions may produce better execution for the Company.

    The Advisor also serves as investment advisor to TYG and TYY, each a nondiversified closed-end investment management company, and TTO, a private investment fund. TYG invests primarily in equity securities of MLPs issued by energy infrastructure companies and TYY invests primarily in MLPs and their affiliates in the energy infrastructure sector. TTO was created to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. To the extent certain MLP securities or other energy infrastructure company securities meet the investment objectives of these companies, the Company may compete with TYG, TYY and TTO for the same investments.

    The Advisor will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the
Company will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the future performance of the Company and other accounts of the Advisor may vary.

    To the extent that the Advisor sources and structures private investments in
Energy Companies, certain employees of the Advisor may become aware of actions planned by Energy Companies, such as acquisitions, that may not be announced to the public. It is possible that the Company could be precluded from investing in or selling securities of an Energy Company about which the Advisor has material, non-public information; however, it is the Advisor's intention to ensure that any material, non-public information available to certain employees of the
Advisor is not shared with those employees responsible for the purchase and sale of publicly traded Energy Company securities.

    Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Advisor and its affiliates for its other accounts. Such situations may be based on, among other things, the following:
(1) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the
Company's position; or (2) the difficulty of liquidating an investment for the
Company or the other accounts where the market cannot absorb the sale of the combined position.

    Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in private placements of securities. The Advisor, for itself, TYG,
TYY and its other affiliates has applied to the SEC for exemptive relief to permit TYG, TYY, the Company and their respective affiliates to make such investments. Unless and until an exemptive order is obtained, the Company will not co-invest with its affiliates in negotiated private placement transactions.
The Company cannot guarantee that the requested relief will be granted by the
SEC. Unless and until an exemptive order is obtained, the Advisor will not co-invest its proprietary accounts or other clients' assets in negotiated private transactions in which the Company invests. Until the Company and the
Advisor receive exemptive relief, the Advisor will observe a policy for allocating opportunities among its clients that takes into account the amount of each client's available cash and its investment objectives. As a result of one or more of these situations, the Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.

    The Advisor and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of

                                       23

the Advisor that are the same as, different from, or made at a different time than positions taken for the Company. Further, the Advisor may at some time in the future manage other investment funds with the same investment objective as the Company's.

Portfolio Turnover

    The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances.
However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in increased Company costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities.

                                       24

                                  RISK FACTORS

    Risk is inherent in all investing. Investing in any investment company security, like the Tortoise Notes, involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Tortoise Notes.

Risks of Investing in Tortoise Notes

    Unsecured Investment. The Tortoise Notes represent an unsecured obligation of the Company to pay interest and principal when due. The Company cannot assure you that it will have sufficient funds or that it will be able to arrange for additional financing to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes at the Stated Maturity. The Company's failure to pay interest on the Tortoise Notes when due or to repay the Tortoise Notes at the Stated
Maturity would, subject to the cure provisions under the Indenture, constitute an event of default under the Indenture and could cause a default under other agreements that the Company may enter into from time to time. There is no sinking fund with respect to the Tortoise Notes, and at the Stated Maturity, the
entire outstanding principal amount of the Tortoise Notes will become due and payable. See "Description of Tortoise Notes -- Events of Default and
Acceleration of Maturity; Remedies."

    Interest Rate Risk. Tortoise Notes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on the Tortoise Notes may rise so the amount of interest payable to holders of Tortoise Notes would exceed the amount of income generated by the Company's portfolio securities.
This might require the Company to sell portfolio securities at a time when it otherwise would not, which may adversely affect the Company's future earnings ability. While the Company intends to manage this risk through interest rate transactions, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating interest rate risk. In addition, rising market interest rates could negatively impact the value of the Company's investment portfolio, reducing the amount of assets serving as asset coverage for the Tortoise Notes.

    Auction Risk. You may not be able to sell your Tortoise Notes at an auction if the auction fails; that is, if there are more Tortoise Notes offered for sale at an auction than there are buyers for those Tortoise Notes. Also, if you place hold orders (orders to keep your Tortoise Notes) at an auction only at a specified rate, and the rate set at the auction is lower than the bid rate, you will not retain your Tortoise Notes. Finally, if you buy Tortoise Notes or choose to keep Tortoise Notes without specifying a rate below which you would not wish to buy or continue to hold those Tortoise Notes, and the auction sets a below-market rate, you may receive a lower rate of return on your Tortoise Notes than the market interest rate. See "Description of Tortoise Notes" and "The
Auction -- Auction Procedures."

    Secondary Market Risk. If you try to sell your Tortoise Notes between auctions, you may not be able to sell any or all of your Tortoise Notes, or you may not be able to sell your Tortoise Notes in the $25,000 increments for which they were purchased, plus accrued and unpaid interest. If you sell your Tortoise
Notes to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. If the Company has designated a Special Rate Period, changes in interest rates could affect the price you would receive if you sold your
Tortoise Notes in the secondary market. Lehman, RBC and Broker-Dealers that maintain a secondary trading market for Tortoise Notes are not required to maintain a secondary market and the Company has no control over the establishment or maintenance of this market. The Company is not required to redeem Tortoise Notes if an auction or an attempted secondary market sale fails.
Tortoise Notes are not listed on an exchange or automated quotation system.

    Ratings and Asset Coverage Risk. While Moody's and Fitch have assigned ratings of "Aaa" and "AAA," respectively, to Tortoise Notes, the ratings do not eliminate or necessarily mitigate the risks of investing in Tortoise Notes. A rating agency may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade Tortoise
Notes, which may make your Tortoise Notes less liquid at an auction or in the secondary market. If a rating agency downgrades the Tortoise Notes, the Company may alter its portfolio or redeem Tortoise Notes. The Company may voluntarily redeem Tortoise Notes under certain circumstances. See "Rating Agency
Guidelines" for a description of the asset maintenance tests and other requirements the Company must meet.

    Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your Tortoise Notes investment or the income from that investment will be worth less in the future.
As inflation occurs, the real value of the Tortoise Notes and interest declines.

    Decline in Net Asset Value Risk. A material decline in the Company's net asset value may impair the Company's ability to maintain required levels of asset coverage for Tortoise Notes. For a description of risks affecting the
Company, please see "Risk Factors-- General Risks of Investing in the Company"
below.

                                       25

General Risks of Investing in the Company

    Limited Operating History. The Company is a recently organized, nondiversified, closed-end management investment company that was incorporated in January 2005 and began investing on October 31, 2005. As of January 31, 2006, the Company had invested approximately $106 million, or 85% of its assets in
Energy Companies.

    Delay in Use of Proceeds. Although the Company currently intends to invest the net proceeds of Tortoise Notes, after the repayment of all indebtedness under the Credit Facility, within approximately three months following the closing of this offering, it may take up to six months to invest the proceeds if suitable investments are unavailable at the time or for other reasons. Because of the investment opportunities presented by restricted Energy Company securities and the limited trading volume of certain publicly traded Energy
Company securities, the Company often acquires portfolio securities through direct placements. To the extent direct placement opportunities are not available, the Company would have to acquire such securities in the open market, which could take longer than the three-month period following this offering. Due to the trading market and trading volumes for Energy Companies in general, it may take the Company some time to accumulate positions in certain securities.
Because the market for Energy Company securities may, at times, be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, it currently anticipates. As a result, the net proceeds from this offering, after the repayment of all indebtedness under the Credit Facility, may be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers'
acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities pending investment in Energy Companies. A delay in the anticipated use of net proceeds could lower returns and reduce the amount of cash available to make interest payments on the
Tortoise Notes.

    Conflicts of Interest. Conflicts of interest may arise because the Advisor and its affiliates carry on substantial investment activities for other clients, including TYG, TYY and TTO, in which the Company has no interest and some of which, including TYG and TYY, may have similar investment strategies as the
Company. The Advisor or its affiliates may have financial incentives to favor certain accounts over the Company. When two or more clients advised by the
Advisor or its affiliates seek to purchase or sell the same publicly traded securities, it may adversely affect the price or size of the position the
Company may obtain. In addition, to the extent that the Advisor sources and structures private investments in Energy Companies, certain employees of the
Advisor may become aware of certain non-public information related to the Energy
Companies, such as acquisitions contemplated by the Energy Companies. Possession of this information may preclude the Company from investing in or selling securities of an Energy Company at the most advantageous time. Restrictions under the 1940 Act may preclude the Company and its affiliates from co-investing in private placements of securities. The Advisor, for itself and its other affiliates, have applied to the SEC for exemptive relief to permit TYG, TYY, the
Company and their respective affiliates to make such investments. Unless and until an exemptive order is obtained, the Company will not co-invest with its affiliates in negotiated private placement transactions. As a result, the
Company may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.

    RIT Risks. The value of the equity securities of the RITs in which the
Company invests may fluctuate based on changes in the financial condition of those RITs, the condition of equity markets generally, commodity prices, and other factors. Distributions on RITs in which the Company may invest depend upon the declaration of distributions from the constituent RITs, but there can be no assurance that those RITs will pay distributions on their securities. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the RIT and general economic conditions.

    Among the factors referred to in the preceding paragraph are certain tax risks associated with the RITs in which the Company may invest. These tax risks include the possibility that Canadian taxing authorities may challenge the deductibility of certain interest payments and certain other costs and expenses inherent in the structure of certain RITs. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the value of the Company's investments, as well as on the after-tax income available for distribution by the RITs, which in turn would reduce the cash available to the
Company for distribution to common stockholders.

    In many circumstances, the RITs in which the Company may invest may have limited operating histories. The value of RIT securities in which the Company invests will be influenced by factors that are not within the control of the
Company, including the financial performance of the respective issuers, interest rates, exchange rates, and commodity prices (that will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy sector.

    Certain Canadian provinces have passed legislation limiting liability of investors in RITs, but other provinces have not passed this legislation. This legislation in certain provinces should better assure the limited liability of investors; however, the legislation does not

                                       26

address potential liabilities arising before the date of the implementation of the legislation. In addition, the legislation has not yet been judicially considered, and it is possible the reliance on this legislation by an investor could be successfully challenged on jurisdictional or other grounds. While the likelihood of an investor in an RIT, such as the Company, being held liable beyond the original investment by the Company is remote, there can be no assurance that the Company will have limited liability as to all of its RIT investments.

    MLP Risks. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that:

    o   a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP's partnership agreement, or to take other action under the partnership agreement of that MLP would constitute "control"
        of the business of that MLP, or

    o   a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

    Holders of MLP units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of the Company's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company generally would be taxed as dividend income. As a result, there could be a material reduction in the Company's cash flow and there could be a material decrease in the value of the Common Stock.

    Industry Concentration. The Company's investments will be concentrated in the equity securities of Energy Companies. Because the Company is specifically focused in the energy sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Therefore, a downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in such sector. The energy sector can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The energy sector can also be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of Energy
Companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

    Lack of Experience in RITs. The Advisor has only been investing in RITs since October 31, 2005 and, therefore has limited experience with investing in
RITs. While the Advisor does have experience investing in the energy infrastructure sector and the managers of the Advisor have experience investing in high yield corporate bonds (commonly referred to as junk bonds) issued by
Energy Companies, the Advisor will rely on its proprietary analytical tools to select RIT investments. These proprietary analytical tools are currently being used by the Advisor in selecting MLP investments for its clients. Nonetheless, the Company may be adversely affected by the Advisor's unfamiliarity with RITs generally and the dynamics impacting the Canadian energy sector.

    Equity Securities Risk. Equity securities of Energy Companies can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards Energy
Companies or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of Energy Companies, generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy
Company and other equity securities also can be affected by fundamentals unique to the Energy Company, including earnings power and coverage ratios.

    Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger, more established companies.

    Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price, less a discount. The size of the discount varies depending on a variety of factors, including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.

                                       27

    The price of MLP I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

    Small and Mid-Cap Stock Risk. The Company will invest in companies with small (less than $2 billion) or medium (between $2 billion and $5 billion)
market capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium-sized company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than would be the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; therefore, changes in any one line of business may have a greater impact on a smaller and medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of stock of a small and medium-sized company may affect its market price. The Company may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

    Non-Diversification. To the extent the Company invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the
Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. The Company has registered as a "non-diversified" investment company under the 1940 Act.
Although the Company may invest a relatively high percentage of its assets in a limited number of issuers, for federal income tax purposes, the Company must diversify its holdings so that, at the end of each quarter of each taxable year
(1) at least 50% of the value of the Company's total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the
Company's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities
(other than the securities of other RICs) of any two or more issuers that the
Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

    Anti-Takeover Provisions. The Company's Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Company or convert the Company to open-end status. These provisions could deprive the holders of Common Stock of opportunities to sell their Common Stock at a premium over the then current market price of the Common
Stock or at net asset value.

    Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of Energy Companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of Energy Companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

    Depletion and Exploration Risk. Many Energy Companies are either engaged in the production of natural gas, NGLs, crude oil, refined petroleum products or coal, or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

    Regulatory Risk. Energy Companies are subject to significant federal, state, provincial and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy
Companies.

    Energy Companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission with respect to tariff rates these companies may charge for

                                       28

pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an Energy Company could have a material adverse effect on its business, financial condition, results of operations and cash flows of that Energy Company and its ability to make cash distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in computing their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public utility assets, if the pipeline establishes that the entities or individuals have an actual or potential income tax liability on such income. Whether a pipeline's owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis. If an MLP is unable to establish that its unitholders are subject to United States federal income taxation on the income generated by the MLP, FERC could disallow a substantial portion of the
MLP's income tax allowance. If FERC were to disallow a substantial portion of the MLP's income tax allowance, the level of maximum tariff rates the MLP could lawfully charge could be lower than the MLP had been charging prior to such ruling or could be lower than the MLP's actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

    Commodity Pricing Risk. The operations and financial performance of Energy
Companies may be directly affected by energy commodity prices, especially those
Energy Companies owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, that may lead to a reduction in production or supply, may also negatively impact the performance of
Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

    Interest Rate Risk. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital.
This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

    Weather Risk. Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant and temporary interruptions in the supply of energy and power. This volatility could create temporary fluctuations in commodity prices, energy distribution patterns, and earnings of Energy Companies. Moreover, extreme weather patterns, such as recent hurricane Katrina, could adversely impact the value of the securities in which the Company invests.

    Reserve Risk. Energy Company estimates of crude oil, natural gas and NGLs reserve data are projections based on engineering data, projected future rates of production and the timing of future expenditures. Estimates of proved crude oil, natural gas and NGLs reserves and projected future net revenue from reserves are generally based on internal reserve reports and on the reports of independent consulting petroleum engineers. The process of estimating crude oil, natural gas and NGLs reserves requires substantial judgment, resulting in imprecise determinations, particularly for new discoveries. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Estimated reserves are based on many assumptions that may turn out to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, engineering, geological interpretation and judgment and the assumptions used regarding quantities of recoverable natural gas and oil reserves and prices for crude oil and natural gas. Natural gas and crude oil prices have fluctuated widely in recent years.
Volatility is expected to continue and price fluctuations directly affect estimated quantities of proved reserves and future net revenues. Actual prices, production, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves will vary from those assumed in these reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserve estimates and future net cash flow being materially different from the estimates in these reserve reports. In addition, results of drilling, testing and production and changes in crude oil natural gas prices after the date of these reserve estimates may result in downward revisions to the reserve estimates. Some reserve estimates are made without the benefit of a lengthy production history, which are less reliable than estimates based on a lengthy production history. Future performance that deviates significantly from the reserve reports could have a material adverse effect on a given Energy Company's financial position and results of operations.

    Operating Risks. Energy Companies engaged in the exploration, development and production of oil and natural gas face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards. Environmental hazards include oil spills, gas leaks, pipeline ruptures or discharges of toxic gases. If any of these operating risks occur, it could cause substantial losses to the given Energy Company.
Substantial losses may be caused by injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with industry practice,
Energy Companies generally maintain insurance against some, but not all, of the risks described above and this insurance may not be adequate to cover losses or liabilities.

                                       29

    Geopolitical and Market Disruption Risk. The continuing presence of U.S.
troops in Iraq and continued terrorist threats are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the U.S. presence in Iraq cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on
September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. Additionally, fuel prices and supplies are influenced significantly by international political and economic circumstances. If a fuel supply shortage were to arise from OPEC production curtailments, political uncertainty in Venezuela and Russia, a disruption of oil imports or other geopolitical causes, higher fuel prices and any subsequent price increases could adversely effect the world economies and the securities markets. These and similar events may in the future lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events could also have an acute effect on an individual Energy Company or related groups of Energy Companies or could adversely affect individual issuers and securities markets, inflation and other factors relating to the Company's Common Stock.

    Canadian Securities Risk. Investing in Canadian securities involves certain risks not involved in domestic investments that could adversely affect the
Company, including, but not limited to: fluctuations in currency exchange rates;
future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

    Foreign Currency Risk. Because the Company intends to invest in securities denominated or quoted in the Canadian dollar, changes in the Canadian dollar/United States dollar exchange rate may affect the value of securities in the Company and the unrealized appreciation or depreciation of investments.

    Currency Hedging Risk. The Company may in the future hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar.
Currency hedging transactions in which the Company may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the
Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. The use of hedging transactions may result in the Company incurring losses as a result of matters beyond its control. For example, losses may be incurred because of the imposition of exchange controls, suspension of settlements or the inability of the Company to deliver or receive a specified currency.

    Tax Risk. A new Canadian tax imposes a 15% tax on the return of the capital portion of the distributions paid or credited by certain types of RITs. There is a risk as to whether such tax would qualify as a foreign income tax eligible for the U.S. foreign tax credit. The Company will invest in RITs that are "mutual fund trusts" for Canadian income tax purposes. The Canadian Department of
Finance currently is pursuing discussions with the private sector concerning the appropriate Canadian tax treatment of non-residents investing in resource property through mutual fund trusts. Accordingly, changes in the income tax considerations described herein are possible. In addition, if the Company invests in a Canadian entity that is not a RIT, the tax consequences of that investment will be different than when investing in RITs.

    Due to the nature of some of the Company's investments, the Company may have to report more taxable income in a given year than the cash flow received by the
Company. If the Company does not receive timely information as to the tax status of payments received by the Company, it may have to provide subsequent adjustments to information provided to its stockholders. In order to qualify as a RIC, the Company may be required to distribute cash in excess of the Company's cash receipts, which could create liquidity issues for the Company or cause the
Company to cease to qualify as a RIC.

    If the Company fails to, or ceases to, qualify as a RIC, the Company will be treated as a C corporation for U.S. Federal income tax purposes. In that case, the Company would have to pay U.S. Federal income tax on its income, which could negatively impact the Company's ability to pay creditors, including holders of the Tortoise Notes.

    Tax Law Change Risk. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or Energy Companies, which could negatively impact the Company's ability to pay creditors, including holders of Tortoise Notes.

                                       30

    Leverage Risk. Issuing Tortoise Notes, engaging in other Borrowings such as the proposed Credit Facility or other transactions involving Company indebtedness (other than for temporary or emergency purposes) and issuing any preferred stock, including MMP Shares, all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of leverage, the use of leverage could cause the
Company to lose money. Please refer to the table below for an illustration of the effects of leverage. Successful use of leverage depends on the Advisor's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful.

     Assuming leverage in the amount of 33 1/3% of the Company's total assets and the payment of dividends or interest on such leverage at an average annual rate of 5.0%, the annual return that the Company's portfolio must experience in order to cover those dividend or interest payments would be 1.67%. In order to cover the dividend or interest payments and other operating expenses of the
Company, the annual return the Company's portfolio must experience would be
2.97%.
      The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a stockholder, assuming hypothetical annual returns (net of expenses) of the Company's portfolio of (10)% to 10%. As the table shows, the leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

-------------------------------------------------- ------------ ------------- ------------ ------------ -----------
Assumed Return on Portfolio (Net of Expenses)         --10%          --5%           0%           5%          10%
-------------------------------------------------- ------------ ------------- ------------ ------------ -----------
Corresponding Return to Common Stockholder           (18.4)%       (11.3)%        (4.2)%        2.9%        10.0%
-------------------------------------------------- ------------ ------------- ------------ ------------ -----------

    The Company intends to use financial leverage in an amount currently anticipated to represent approximately 33% of its total assets. In addition to the issuance of Tortoise Notes, which the Company currently expects to represent approximately 23% of its total assets, the Company may make further use of financial leverage through the issuance of MMP Shares in an amount currently anticipated to represent approximately 10% of the Company's then total assets, depending on market conditions and investment opportunities. To the extent permitted by the 1940 Act, the Company also may leverage through Borrowings, including the issuance of commercial paper or additional notes. In the event of a default under any secured Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

    Tortoise Notes constitute senior securities representing indebtedness under the requirements of the 1940 Act. While any Tortoise Notes are outstanding, the value of the Company's total assets, less all liabilities and indebtedness of the Company not represented by senior securities, must be at least equal to 300%
of the aggregate value of the Tortoise Notes and any other senior securities representing indebtedness.

    In order to maintain the ratings of "Aaa" and "AAA" of the Tortoise Notes by
Moody's and Fitch, respectively, the Rating Agencies impose asset coverage and portfolio composition requirements in addition to and more stringent than those required by the 1940 Act in connection with the issuance of such a rating. See
"Rating Agency Guidelines." In addition, the Rating Agencies impose restrictions on certain investment practices in which the Company may otherwise engage. If the Company seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any preferred stock (which the
Company expects to do if it issues any such preferred stock), additional asset coverage and portfolio composition requirements may be imposed by such rating organizations.

    The Company may at any time, if it believes that market conditions are appropriate, increase its level of debt to maintain or increase the Company's current level of leverage to the extent permitted by the 1940 Act, Rating Agency
Guidelines and existing agreements between the Company and third parties.

    Because the fee paid to the Advisor will be calculated on the basis of
Managed Assets, the fee will be higher when leverage is utilized, giving the
Advisor an incentive to utilize leverage.

    Hedging Strategy Risk. The Company may in the future use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes will expose the
Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant. In addition, the Company's success in using hedging instruments is subject to the Advisor's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk. There can be no assurance that the

                                       31

Advisor's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.

    Counterparty Risk. The Company may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Company.
If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Company may obtain only a limited recovery or may obtain no recovery in such circumstances.

    Depending on interest rates generally, the Company's use of interest rate transactions could enhance or decrease cash available for payments on the
Tortoise Notes. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.

    Competition Risk. A number of alternatives to the Company as an investment vehicle in a portfolio of energy infrastructure MLPs and RITs exist, including private funds and other publicly traded investment companies (including two also advised by the Advisor). In addition, recent tax law changes have increased, and future tax law changes may increase further, the ability of regulated investment companies or other institutions to invest directly in MLPs. These competitive conditions may adversely impact the Company's ability to make investments in
Energy Companies and could impact adversely the Company's ability to make payments on the Tortoise Notes and its ability to meet the asset coverage requirements under the 1940 Act.

    Restricted Securities Risk. The Company may invest up to 50% of its total assets in restricted securities. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company.

    Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the
Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

    Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private Energy Companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors. Similarly, direct placements of Energy Company securities will be based on fair value determinations because of their restricted nature; however, the Advisor expects that these determinations will be based on a discount from publicly available market prices. Resale restrictions or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so. In addition, the
Company will rely to some extent on information provided by Energy Companies to estimate taxable income allocable to be held by the Company.

    Management Risk. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing investments in portfolios of MLP investments since that time, including, since
February 2004, management of the investments of TYG and since May 2005, management of the investments of TYY. TYG is a non-diversified, closed-end investment management company that was created to invest principally in MLPs in the energy infrastructure sector. TYY is a non-diversified, closed-end management investment company that commenced operations in May 2005 and invests primarily in MLPs and their affiliates in the energy infrastructure sector. The
Advisor also manages the investments of TTO. TTO is a newly-organized private corporation which invests primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. The investments of the
Company, TYG, TYY and TTO are managed by the Advisor's investment committee. The
Company, TYG, TYY and TTO share the same executive officers. As of January 31,
2006 the Advisor had client assets under management of approximately $1.6 billion, including

                                       32

the assets of TYG, TYY, TTO and the Company. The Advisor has 14 full time employees, but also relies on the officers, employees, and resources of Fountain
Capital and its affiliates for certain functions. To the extent that the
Advisor's assets under management continue to grow, the Advisor may have to hire additional personnel and to the extent it is unable to hire qualified individuals its operations may be adversely affected. Three (of the five)
members of the investment committee are affiliates of, but not employees of, the
Advisor, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor's activities, there could be material competition for the efforts of the Advisor's key personnel.

                                       33

                            MANAGEMENT OF THE COMPANY

Directors and Officers

    The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Advisor. The officers of the Company are responsible for the Company's day-to-day operations. The names, ages and addresses of each of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is
10801 Mastin Boulevard, Overland Park, Kansas 66210. The Board of Directors of
the Company consists of a majority of directors who are not interested persons
(as defined in the 1940 Act) of the Advisor or its affiliates.

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in
                                   Term of Office                                               Fund Complex          Other Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  --------------------
Independent Directors
Conrad S. Ciccotello, 45        Class  III  Director  Tenured Associate Professor of Risk              3       None
                                since 2005            Management and Insurance, Robinson
                                                      College of Business,
                                                      Georgia State University;
                                                      Director of Graduate
                                                      Personal Financial
                                                      Planning Programs; Editor,
                                                      "Financial Services
                                                      Review," (an academic
                                                      journal dedicated to the
                                                      study of individual
                                                      financial management);
                                                      formerly, faculty member,
                                                      Pennsylvania State
                                                      University.

John R. Graham, 60              Class  II   Director  Executive-in-Residence and Professor             3       Erie Indemnity Company;
                                since 2005            of Finance, College of Business                          Erie Family Life
                                                      Administration, Kansas State                             Insurance Company;
                                                      University (has served as a professor                    Kansas State Bank
                                                      or adjunct professor since
                                                      1970); Chairman of the
                                                      Board, President and CEO,
                                                      Graham Capital Management,
                                                      Inc., primarily a real
                                                      estate development and
                                                      investment company and a
                                                      venture capital company;
                                                      Owner of Graham Ventures,
                                                      a business services and
                                                      venture capital firm;
                                                      formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial
                                                      service companies
                                                      (1979-2000).

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief                 3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999). Chartered
                                                      Financial Analyst ("CFA")
                                                      since 1974.

                                       34

Interested Directors and
Officers(2)
H. Kevin Birzer, 46             Class II Director     Managing Director of the Advisor since           3       None
                                and Chairman of the   2002; Partner/Senior Analyst, Fountain
                                Board since 2005      Capital (1990-present); Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham Lambert
                                                      (1986-1989); formerly, Vice President,
                                                      F. Martin Koenig & Co., an
                                                      investment management firm
                                                      (1983-1986).

Terry C. Matlack, 50            Class I Director,     Managing Director of the Advisor since           3       None
                                Chief Financial       2002; Managing Director, KCEP
                                Officer and Chief     (2001-present); formerly, President,
                                Compliance Officer    GreenStreet Capital, a private
                                since 2005            investment firm (1998-2001).

David J. Schulte, 45            President and Chief   Managing Director of the Advisor since         N/A       None
                                Executive Officer     2002; Managing Director, KCEP
                                since 2005            (1993-present); CFA since 1992;
                                                      Member, Corporate Governance Task
                                                      Force of CFA Institute.

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor since         N/A       None
                                                      2002; Partner/Senior Analyst with
                                                      Fountain Capital (1997-present).

Kenneth P. Malvey, 40           Treasurer since       Managing Director of the Advisor since         N/A       None
                                November 2005         2002; Partner/Senior
                                                      Analyst, Fountain Capital
                                                      Management (2002-present);
                                                      formerly, Investment Risk
                                                      Manager and member of the
                                                      Global Office of
                                                      Investments, GE Capital's
                                                      Employers Reinsurance
                                                      Corporation (1996-2002).
------------
(1) This number includes the Company, TYG and TYY, but excludes TTO. The Advisor also serves as the investment adviser to TYG, TYY and TTO.

(2) As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered "interested persons" of the
    Company within the meaning of the 1940 Act.

    The following individuals who are included in the table above hold the following positions with TTO, a private investment fund managed by the Advisor:
Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board; Mr. Matlack is a director and the Chief Financial
Officer; Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

Investment Advisor

    Pursuant to an Advisory Agreement, the Advisor provides the Company with investment research and advice and furnishes the Company with an investment program consistent with the Company's investment objective and policies, subject to the supervision of the Board. The Advisor determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Company's securities transactions and reports to the Board of Directors on the Company's investments and performance.

                                       35

    The Advisor specializes in managing portfolios of MLPs and other energy infrastructure companies. The Advisor was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Advisor has been managing portfolios of MLPs since that time. The Advisor also manages TYG, TYY and TTO. TYG, whose shares trade on the New York Stock Exchange ("NYSE") under the symbol "TYG," began operations in February 2004 and is a non-diversified, closed-end management investment company that was created to invest principally in MLPs in the energy infrastructure sector. As of January 31, 2006, TYG had total assets of approximately $721 million. TYY, whose shares trade on the NYSE under the symbol "TYY," began operations on May 31, 2005 and is a non-diversified, closed-end management investment company that was created to invest primarily in MLPs and their affiliates in the energy infrastructure sector. As of January 31, 2006, TYY had total assets of approximately $586 million. TTO is a private investment fund that was created to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. As of January 31, 2006, TTO had total assets of approximately $43 million. Fountain Capital and KCEP control the Advisor through their equity ownership and management rights in the Advisor. As of January 31,
2006, the Advisor had approximately $1.6 billion of client assets under its management, including the assets of TYG, TYY, TTO and the Company. The Advisor's investment committee is comprised of five portfolio managers.

    Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.4 billion of client assets under management as of August 31, 2005, of which approximately $325 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds with a combined committed capital of $100 million, including investments in two MLPs. The first of those funds, a start-up and early-stage venture capital fund launched in 1994, is in the process of winding down. As a part of that process, this fund has entered into a consensual order of receivership, which was necessary to allow it to distribute its remaining $1.6 million of assets to the Small Business
Administration (the "SBA"). The consensual order acknowledged a capital impairment condition and the resulting nonperformance by this fund of its agreement with the SBA. Mr. Schulte is a managing partner of KCEP and was involved with this fund. The second fund is an $85 million private equity fund founded in 1998. The Advisor relies on the officers, employees, and resources of certain affiliated entities for certain functions. Three of the five members of the investment committee of the Advisor are not employees of the Advisor, but are employees of Fountain Capital. Each member of the investment committee has other significant responsibilities with affiliated entities. Fountain Capital conducts business and activities of its own in which the Advisor has no economic interest. If these separate activities become significantly greater than the
Advisor's activities, there could be material competition for the efforts of key personnel.

    The Advisor has 14 full time employees, but also relies on the officers, employees, and resources of Fountain Capital and its affiliates for certain functions. To the extent that the Advisor's assets under management continue to grow, the Advisor may have to hire additional personnel and to the extent it is unable to hire qualified individuals, its operations may be adversely affected.
In addition, three (of the five) members of the investment committee of the
Advisor are affiliates of, but not employees of, the Advisor. Each member of the investment committee has other significant responsibilities with affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Advisor has no economic interest. If these separate activities become significantly greater than the Advisor's activities, there could be material competition for the efforts of key personnel.

    The investment management of the Company's portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer,
Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are
Managers of the Advisor and share responsibility for such investment management.
It is the policy of the investment committee that any one member can require the
Advisor to sell a security and any one member can veto the committee's decision to invest in a security.

    H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Advisor since 2002 and is also a Partner/Senior Analyst with Fountain Capital. Mr.
Birzer is also a Director of TYG, TYY and TTO. Mr. Birzer, who joined Fountain
Capital in 1990, has 22 years of investment experience, including 19 years in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F.
Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate
Finance Department. Mr. Birzer graduated with a Bachelor of Business
Administration degree from the University of Notre Dame and holds a Master of
Business Administration degree from New York University. He earned his CFA designation in 1988.

    Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Advisor since 2002 and is also a Partner/Senior Analyst with Fountain Capital. Mr. Hamel joined Fountain Capital in 1997 and focuses on the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the
Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a
Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State
University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas
School of Business. He earned his CFA designation in 1998.

                                       36

    Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Advisor since 2002 and is also a Partner/Senior Analyst with Fountain Capital. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the
Global Office of Investments for GE Capital's Employers Reinsurance Corporation.
Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank
Examiner and Regional Capital Markets Specialist with the FDIC for nine years.
Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona
State University, Winona, Minnesota. He earned his CFA designation in 1996.

    Terry C. Matlack. Mr. Matlack has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. Mr. Matlack is also a director of TYG, TYY and TTO. Prior to joining KCEP in 2001, Mr. Matlack was
President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of
Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State
University and holds a Masters of Business Administration and a Juris Doctorate
from the University of Kansas. He earned his CFA designation in 1985.

    David J. Schulte. Mr. Schulte has been a Managing Director of the Advisor since 2002 and is also a Managing Director of KCEP. While a partner at KCEP, he led private financing for two growth MLPs in the energy infrastructure sector.
Since February, 2004, Mr. Schulte has been an employee of the Advisor. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business
Administration from Drake University and a Juris Doctorate degree from the
University of Iowa. He passed the CPA examination in 1983, earned his CFA designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute the Financial Accounting Policy Committee of the Institute's
predecessor.

    The Statement of Additional Information provides additional information about the compensation of, the other accounts managed by and the ownership of securities of the Company by, the above portfolio managers.

Advisory Agreement

    Under the Advisory Agreement, the Company pays to the Advisor quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to
1.0% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage)
minus accrued liabilities other than (1) deferred taxes or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Advisor is determined on the basis of the Company's Managed Assets, the Advisor's interest in determining whether to use leverage may conflict with the interests of the
Company. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. Under a Reimbursement Agreement, the Advisor has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and expenses in an amount equal on an annual basis to
0.25% of the average monthly Managed Assets for the first year of the Company's operations. The Reimbursement Agreement terminates on the earlier of one year from the Company's initial public offering or the termination of the Advisory
Agreement; and it may be terminated by a vote of a majority of the Company's
Independent Directors.

    The Company bears all expenses not specifically assumed by the Advisor and incurred in the Company's operations and will bear the expenses related to the offering of the Tortoise Notes. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees,
(7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the
Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the
Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9)
expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions,

                                       37

(11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the
Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the
Company who are not members of the Advisor's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, indebtedness or issuing and maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company's Common Stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

                            RATING AGENCY GUIDELINES

    The Ratings Agencies impose asset coverage requirements, which may limit the
Company's ability to engage in certain types of transactions and may limit the
Company's ability to take certain actions without confirming that such action will not impair the ratings.

    The Company may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating
Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, amend, alter or repeal certain definitions and related provisions adopted by the Company pursuant to the Rating Agency Guidelines only if the Company receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the Tortoise Notes.

    Tortoise Notes Basic Maintenance Amount. The Company must maintain, as of each Valuation Date on which any Tortoise Notes are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the Tortoise Notes Basic
Maintenance Amount, which is calculated separately for each Rating Agency that is then rating the Tortoise Notes and so requires. If the Company fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the
Company will be required in certain circumstances to redeem certain of the
Tortoise Notes. See "Description of Tortoise Notes-- Redemption -- Mandatory
Redemption."

    The Tortoise Notes Basic Maintenance Amount as of any Valuation Date is
currently defined in the Rating Agency Guidelines as the dollar amount equal to:

             (1) the sum of

                  (A) the product resulting from: multiplying the number of
               outstanding Tortoise Notes on such date by $25,000, plus any redemption premium;

                  (B) the aggregate amount of accrued interest at the Applicable
               Rate to, and including, the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such
               Valuation Date, if such 30th day occurs before the first
               following Interest Payment Date);

                  (C) the amount of anticipated Company non-interest expenses for the 90 days subsequent to such Valuation Date;

                  (D) the amount of the current outstanding balances of any
               indebtedness senior to the Tortoise Notes plus interest actually accrued together with 30 days' additional interest on the current outstanding balances calculated at the current rate; and

                  (E) any current liabilities, payable during the 30 days
               subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Tortoise Notes for which a Notice of
               Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D); less

             (2) any cash plus the value of any of the Company's assets irrevocably deposited by the Company for the payment of any item (1)(B)
         through (1)(E) above ("value," for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by
         Moody's, it will be valued at its face value).

                                       38

    Each Rating Agency may amend the definition of Tortoise Notes Basic
Maintenance Amount from time to time.

    The Market Value of the Company's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated using readily available market quotations when appropriate, and in any event, is consistent with the
Company's valuation procedures. For purposes of calculating the Tortoise Notes
Basic Maintenance Amount, portfolio securities are valued in the same manner as the Company calculates its net asset value. See "Net Asset Value" in the
Statement of Additional Information.

    Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Company's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Company's portfolio holdings for purposes of determining compliance with the Tortoise Notes Basic
Maintenance Amount are based on Rating Agency Guidelines established in connection with assigning a rating to the Tortoise Notes. The Discount Factor relating to any asset of the Company, the Tortoise Notes Basic Maintenance
Amount, the assets eligible for inclusion in the calculation of the Discounted
Value of the Company's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable
Rating Agency, without the approval of the Company, the Board of Directors, holders of Tortoise Notes or stockholders.

    A Rating Agency's Guidelines will apply to Tortoise Notes only so long as such Rating Agency is rating such Tortoise Notes. The Company will pay certain fees to Moody's and Fitch and any Other Rating Agency that may provide a rating for the Tortoise Notes. The ratings assigned to Tortoise Notes are not recommendations to buy, sell or hold Tortoise Notes. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

    1940 Act Tortoise Notes Asset Coverage. The Company also is required to maintain, with respect to Tortoise Notes, as of the last Business Day on any month in which any Tortoise Notes are outstanding, asset coverage of at least
300% (or such other percentage as may in the future be specified in or under the
1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock) ("1940 Act Tortoise Notes Asset Coverage"). If the Company fails to maintain the 1940 Act Tortoise Notes Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last
Business Day of the following month (the "Asset Coverage Cure Date"), the
Company will be required to redeem certain Tortoise Notes. See "Description of
Tortoise Notes -- Redemption -- Mandatory Redemption."

    The Company estimates that based on the composition of its portfolio as of
November 30, 2005, assuming the issuance of all Tortoise Notes offered hereby and the satisfaction of any outstanding indebtedness under the Credit Facility, the 1940 Act Tortoise Notes Asset Coverage would be:

    Value of Company assets less all liabilities and
    indebtedness not represented by senior securities             $149,782,406
----------------------------------------------------------   =  ---------------- = 374%
Senior securities representing indebtedness, including the        $40,000,000
     aggregate principal amount of Tortoise Notes

    Any subsequent issuance of preferred stock, such as the MMP Shares, would have the effect of increasing the percentage of the 1940 Act Tortoise Notes
Asset Coverage. The subsequent issuance of preferred stock increases leverage risk. See "Risk Factors -- General Risks of Investing in the Company -- Leverage
Risk."

    Notices. Under the current Rating Agency Guidelines, after the Original
Issue Date and in certain other circumstances, the Company is required to deliver to any Rating Agency which is then rating the Tortoise Notes (1) a certificate with respect to the calculation of the Tortoise Notes Basic
Maintenance Amount; (2) a certificate with respect to the calculation of the
1940 Act Tortoise Notes Asset Coverage and the value of the portfolio holdings of the Company; and (3) a letter prepared by the Company's independent accountants regarding the accuracy of such calculations.

    Notwithstanding anything herein to the contrary, the Rating Agency
Guidelines, as they may be amended from time to time by each Rating Agency, will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of Tortoise Notes, or any stockholder of the Company.

    A copy of the current Rating Agency Guidelines will be provided to any holder of Tortoise Notes promptly upon written request by such holder to the
Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                                       39

                          DESCRIPTION OF TORTOISE NOTES

    The Tortoise Notes will be issued by the Company pursuant to the terms of an
Indenture dated as of ___, 2006, and a Supplemental Indenture dated as of ____,
2006 (referred to herein collectively as the "Indenture") between the Company and The Bank of New York Trust Company, N.A., as Trustee (the "Trustee"). The
following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the Statement of
Additional Information, which is on file with the SEC and is incorporated herein by reference. Whenever defined terms are used, but not defined in this prospectus, the terms have the meaning given to them in Appendix A to the
Statement of Additional Information.

General

    The Board of Directors has authorized the Company to issue notes representing indebtedness pursuant to the terms of the Indenture. Currently, the
Indenture permits the Company to issue an unlimited amount of Tortoise Notes, in one or more series, and the Supplemental Indenture provides for the issuance of up to $40,000,000 aggregate principal amount of Tortoise Notes, Series A. The principal amount of the Tortoise Notes are due and payable on _____, 20__. The
Tortoise Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons and in denominations of
$25,000 and any integral multiple thereof, unless otherwise provided in the
Indenture. The Tortoise Notes will be unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1)
senior to the Company's outstanding common stock and any outstanding preferred stock, including the MMP Shares; (2) on a parity with any unsecured creditors of the Company, including any other series of Tortoise Notes; and (3) junior to any secured creditors of the Company. The Tortoise Notes are subject to optional and mandatory redemption as described below under "-- Redemption," and acceleration of maturity, as described below under "-- Events of Default and Acceleration of
Maturity; Remedies."

    While serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent generally will serve merely as the agent of the Company, acting in accordance with the Company's instructions. The Trustee and Auction Agent also serve in similar capacities for other issuances of senior securities made by the Company's affiliated funds.

    The Company has the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Tortoise Notes outside of an auction, so long as: (1) the Company is current in the payment of interest on the Tortoise Notes and on any other Series of Tortoise Notes, (2) there is no arrearage in the mandatory or optional redemption price respecting any Tortoise Notes for which a
Notice of Redemption has been given, and (3) the Company is in compliance with the 1940 Act Tortoise Notes Asset Coverage requirements and other applicable asset requirements. See "Description of Tortoise Notes-- Redemption" below.

    Holders of the Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Securities Depository

    The nominee of the Securities Depository is expected to be the sole Holder of the Tortoise Notes. Accordingly, each purchaser of Tortoise Notes must rely on (1) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive interest payments and notices and (2) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its ownership of the Tortoise Notes.

    Purchasers of Tortoise Notes will not receive certificates representing their ownership interest in such securities. DTC initially will act as
Securities Depository for the Agent Members with respect to the Tortoise Notes.

Interest and Rate Periods

    General. Tortoise Notes will bear interest at the Applicable Rate determined as set forth below under "-- Determination of Interest Rate." Interest on the
Tortoise Notes shall be payable when due as described below. If the Company does not pay interest when due, it will trigger an event of default under the
Indenture (subject to the cure provisions), and the Company will be restricted from declaring dividends and making other distributions with respect to its common stock and any preferred stock.

    On the Business Day next preceding each Interest Payment Date, the Company is required to deposit with the Paying Agent sufficient funds for the payment of interest. The Paying Agent for the Tortoise Notes is The Bank of New York Trust
Company, N.A., which also acts as Trustee for the Tortoise Notes. The Company does not intend to establish any reserves for the payment of interest.

                                       40

    All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of interest to the Holder. Interest will be paid by the Paying Agent to the Holder as its name appears on the securities ledger or securities records of the Company, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities
Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute interest in same-day funds to Agent Members who are, in turn, expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial
Owner.

    Interest in arrears for any past Rate Period may be subject to a Default
Rate of interest (described below) and may be paid at any time, without reference to any regular Interest Payment Date, to the Holder as its name appears on the securities ledger or securities records of the Company on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors. Any interest payment shall first be credited against the earliest accrued but unpaid interest. No interest will be payable in respect of any payment or payments which may be in arrears. See "Description of
Tortoise Notes-- Interest and Rate Periods--Default Period" below.

    The amount of interest payable on each Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate
Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof)
that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable, and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

    Determination of Interest Rate. The interest rate for the initial Rate
Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of the prospectus. After the initial Rate Period, subject to certain exceptions, the Tortoise Notes will bear interest at the Applicable Rate that the Auction Agent advises the Company has resulted from an Auction.

    The initial Rate Period for the Tortoise Notes shall be __ days. Rate
Periods after the initial Rate Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to Holders, Special Rate Periods.

    A Special Rate Period will not be effective unless, among other things,
Sufficient Clearing Bids exist at the Auction in respect of such Special Rate
Period (that is, in general, the aggregate amount of Tortoise Notes subject to buy orders by Potential Holders is at least equal to the aggregate amount of
Tortoise Notes subject to Sell Orders by Existing Holders).

    Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such
Rate Period. Interest will be paid through the Securities Depository on each
Interest Payment Date.

    Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers. The applicable percentage will be determined based on the lower of the credit ratings assigned on that date to the
Tortoise Notes by Moody's and Fitch, as follows:

         Moody's                       Fitch                  Applicable
      Credit Rating                Credit Rating              Percentage
      -------------                -------------              ----------
      Aa3 or above                 AA-- or above                  200%
        A3 to A1                     A-- to A+                    250%
      Baa3 to Baa1                 BBB- to BBB+                   275%
       Below Baa3                   Below BBB--                   300%

    The Reference Rate is the greater of (1) the applicable AA Composite
Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2)
the applicable LIBOR. For Standard Rate Periods or less only, the Applicable
Rate resulting from an Auction will not be less than the Minimum Rate, which is
70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is
specified for Auctions in respect to Rate Periods of more than the Standard Rate
Period.

                                       41

    The Maximum Rate for the Tortoise Notes will apply automatically following an Auction for the notes in which Sufficient Clearing Bids have not been made
(other than because all Tortoise Notes were subject to Submitted Hold Orders).
If an Auction for any subsequent Rate Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the Interest
Rate for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

    The All Hold Rate will apply automatically following an Auction in which all of the outstanding Tortoise Notes are subject to (or are deemed to be subject
to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA
Composite Commercial Paper Rate.

    Prior to each Auction, Broker-Dealers will notify Holders and the Trustee of the term of the next succeeding Rate Period as soon as practicable after the
Broker-Dealers have been so advised by the Company. After each Auction, on the
Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding
Auction.

    Notification of Rate Period. The Company will designate the duration of subsequent Rate Periods for the Tortoise Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided in the Indenture, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, the Tortoise Notes shall have been cured as provided in the
Indenture, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special
Rate Period, (4) if the Company shall have mailed a Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such
Tortoise Notes shall have been deposited with the Paying Agent, and (5) the
Company has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted
Value at least equal to the Tortoise Notes Basic Maintenance Amount, and the
Company has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

    Designation of a Special Rate Period. If the Company proposes to designate any Special Rate Period, not fewer than seven (7) (or two (2) Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight (8) days) nor more than thirty (30) Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A)
that the Company proposes to exercise its option to designate a succeeding
Special Rate Period, specifying the first and last days thereof and (B) that the
Company will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate
Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

    No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Company shall deliver to the Trustee and the Auction Agent, who will promptly deliver to the
Broker-Dealers and Existing Holders, either:

        (1) a notice stating (A) that the Company has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption
    Provisions; or

        (2) a notice stating that the Company has determined not to exercise its option to designate a Special Rate Period.

    If the Company fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent and the
Auction Agent is unable to make the confirmation described above by 3:00 p.m.,
New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.

    Default Period. Subject to cure provisions, a Default Period with respect to the Tortoise Notes will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New
York City time,

        (A) the full amount of any accrued interest payable on the Interest
    Payment Date (an "Interest Default"), or

                                       42

        (B) the full amount of any redemption price (the "Redemption Price")
    payable on the date fixed for redemption (the "Redemption Date") (a
    "Redemption Default" and together with an Interest Default, hereinafter referred to as "Default").

    Subject to cure provisions, a Default Period with respect to an Interest
Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying
Agent. In the case of an Interest Default, the Applicable Rate for each Rate
Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a
Default Period will not by itself cause the commencement of a new Rate Period.

    No Auction shall be held during a Default Period with respect to an Interest
Default applicable to the Tortoise Notes. No Default Period with respect to an
Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or Redemption
Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three.

Events of Default and Acceleration of Maturity; Remedies

    With respect to each Series, any one of the following events constitutes an
"event of default" for that Series of notes under the Indenture:

    o   default in the payment of any interest upon a Series when it becomes due and payable and the continuance of such default for 30 days;

    o   default in the payment of the principal of, or premium on, a Series at its Stated Maturity;

    o   default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to the
        Company by the Trustee;

    o   certain voluntary or involuntary proceedings involving the Company and relating to bankruptcy, insolvency or other similar laws;

    o   if, on the last Business Day of each of twenty-four (24) consecutive calendar months, a Series has an 1940 Act Tortoise Notes Asset Coverage
        of less than 100%; or

    o   a default in the payment of any Redemption Price for a Series payable on the Redemption Date; and

    o   any other "event of default" specifically set forth in a supplemental indenture executed in connection with a Series.

    Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount outstanding of a Series or the Trustee may declare the principal amount of that Series immediately due and payable upon written notice to the Company. A default that relates only to one Series does not affect any other Series and the holders of such other Series are not entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all Series. Under the terms of the
Indenture, the Trustee may require indemnification from the holders of a Series before it takes any action at the direction of the holders of that Series to enforce their rights under the Indenture. At any time after a declaration of acceleration with respect to any Series has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount outstanding of a Series, by written notice to the Company and the Trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that Series, other than the non-payment of the principal of that Series which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Redemption

    Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Company at its option may redeem Tortoise Notes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefor, on the Interest Payment Date upon not less than 15 days' and not more than 40 days' prior notice. This optional redemption is not available during

                                       43

the initial Rate Period or during the following circumstances: (1) when the
Company does not have available cash and certain other obligations or securities, with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount
(including any applicable premium) due to Holders of the Tortoise Notes upon redemption or (2) when the Company would not have "Eligible Assets" with a
Discounted Value at least equal the Tortoise Notes Basic Maintenance Amount immediately subsequent to such redemption. The optional redemption price shall be equal to the aggregate principal amount of the Tortoise Notes to be redeemed, plus an amount equal to accrued interest to the date fixed for redemption.
Tortoise Notes having a Rate Period of more than one year are redeemable at the option of the Company, in whole or in part, out of funds legally available therefor, prior to the end of the relevant Rate Period, upon not less than 15 days, and not more than 40 days, prior notice, subject to any Specific
Redemption Provisions, which may include the payment of redemption premiums in the sole discretion of the Board of Directors. The Company shall not effect any optional redemption unless after giving effect thereto (1) the Company has available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of the Tortoise Notes by reason of the redemption of the Tortoise Notes and (2) the Company would have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic
Maintenance Amount immediately subsequent to such redemption. Although the
Company ordinarily will not redeem the Tortoise Notes prior to their Stated
Maturity, the Company may voluntarily redeem Tortoise Notes if, for example, its
Board of Directors determines that the Company could obtain more favorable interest rates from an alternative source of financing.

    Mandatory Redemption. If the Company fails to maintain Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic
Maintenance Amount as of any Valuation Date, or fails to satisfy the 1940 Act
Tortoise Notes Asset Coverage as of the last Business Day of any month, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business
Day, the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor. See "Rating Agency Guidelines."

    The principal amount of Tortoise Notes to be redeemed in such circumstances will be equal to the lesser of (1) the minimum principal amount of Tortoise
Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregated Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then outstanding will be redeemed), and (2) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

    The Company is required to effect such a mandatory redemption not later than
40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory
Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the outstanding Tortoise Notes which are subject to mandatory redemption, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company will redeem those Tortoise
Notes on the earliest practicable date on which the Company will have such funds available, upon notice to record owners of Tortoise Notes and the Paying Agent.
The Company's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law. The redemption price per Tortoise
Note in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued but unpaid interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) a redemption premium, if any, determined by the Board of Directors in its sole discretion after consultation with the Broker-Dealers and set forth in any applicable Specific
Redemption Provisions (the "Mandatory Redemption Price").

    Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Company will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision
(notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Company shall deliver a notice of redemption to the
Auction Agent and the Trustee containing the information described below one
Business Day prior to the giving of notice to Holders in the case of an optional redemption and on or prior to the 30th day preceding the Mandatory Redemption
Date in the case of a mandatory redemption. The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of Tortoise Notes to be redeemed (or, during a Default Period with respect to such Tortoise Notes, not later than the close of business on the
Business Day immediately following the day on which the Trustee receives notice of redemption from the Company). Such notice will be confirmed promptly by the
Trustee in writing not later than the close of business on the third Business
Day preceding the redemption date by providing the notice to each Holder of record of Tortoise Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository ("Notice of Redemption"). The

                                       44

Notice of Redemption will be addressed to the registered owners of the Tortoise
Notes at their addresses appearing on the books or share records of the Company.
Such notice will set forth (1) the redemption date, (2) the principal amount and identity of Tortoise Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and the amount of the redemption premium, if any), (4) that interest on the Tortoise Notes to be redeemed will cease to accrue on such redemption date, and (5) the 1940 Act provision under which redemption shall be made. No defect in the Notice of
Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

    If less than all of the outstanding Tortoise Notes are redeemed on any date, the amount per Holder to be redeemed on such date will be selected by the
Company on a pro rata basis in proportion to the principal amount of Tortoise
Notes held by such Holder, by lot or by such other method as is determined by the Company to be fair and equitable, subject to the terms of any Specific
Redemption Provisions and subject to maintaining authorized denominations as described above. No optional or mandatory redemption of less than all outstanding Tortoise Notes will be made unless the aggregate principal amount of
Tortoise Notes to be redeemed is equal to $25,000 or integral multiples thereof.
Any redemption of less than all Tortoise Notes outstanding will be made in such a manner that all Tortoise Notes outstanding after such redemption are in authorized denominations. Tortoise Notes may be subject to mandatory redemption as described in the Indenture notwithstanding the terms of any Specific
Redemption Provisions. The Auction Agent will give notice to the Securities
Depository, whose nominee will be the record Holder of all of the Tortoise
Notes, and the Securities Depository will determine the Tortoise Notes to be redeemed from the account of the Agent Member of each Beneficial Owner. Each
Agent Member will determine the principal amount of Tortoise Notes to be redeemed from the account of each Beneficial Owner for which it acts as agent.
An Agent Member may select for redemption Tortoise Notes from the accounts of some Beneficial Owners without selecting for redemption any Tortoise Notes from the accounts of other Beneficial Owners. In this case, in selecting the Tortoise
Notes to be redeemed, the Agent Member will select by lot or by other fair and equitable method. Notwithstanding the foregoing, if neither the Securities
Depository nor its nominee is the record Holder of all of the Tortoise Notes, the particular principal amount to be redeemed shall be selected by the Company by lot, on a pro rata basis or by such other method as the Company shall deem fair and equitable, as contemplated above.

    If Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Tortoise
Notes will cease to accrue and such Tortoise Notes will no longer be deemed to be outstanding for any purpose and all rights of the holders of the Tortoise
Notes so called for redemption will cease and terminate, except the right of the holders of such Tortoise Notes to receive the redemption price, but without any interest or additional amount. The Company shall be entitled to receive from the
Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the
Tortoise Notes called for redemption on such date and (2) such other amounts, if any, to which owners of Tortoise Notes called for redemption may be entitled.
The Company will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of Tortoise Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Company upon its request. After such payment, Holders of Tortoise Notes called for redemption may look only to the Company for payment.

    So long as any Tortoise Notes are held of record by the nominee of the
Securities Depository, the redemption price for such Tortoise Notes will be paid on the redemption date to the nominee of the Securities Depository. The
Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

    Notwithstanding the provisions for redemption described above, no Tortoise
Notes may be redeemed unless all interest in arrears on the outstanding Tortoise
Notes, and any indebtedness of the Company ranking on a parity with the Tortoise
Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Company in which case all
Tortoise Notes and all indebtedness ranking on a parity with the Tortoise Notes must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding Tortoise Notes.

    Except for the provisions described above, nothing contained in the
Indenture limits any legal right of the Company to purchase or otherwise acquire
Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any Tortoise Notes for which Notice of Redemption has been given, and the Company is in compliance with the 1940 Act Tortoise Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the
Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all outstanding Tortoise Notes are redeemed or otherwise acquired by the

                                       45

Company, the Company shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Payment of Proceeds Upon Dissolution, Etc.

    In the event of (1) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (2) any liquidation, dissolution or other winding up of the
Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (3) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then (after any payments with respect to any secured creditor of the Company outstanding at such time) and in any such event the holders of Tortoise Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Tortoise Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Tortoise Notes, before the holders of any common or preferred stock of the Company are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of Tortoise Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the
Tortoise Notes, which may be payable or deliverable in respect of the Tortoise
Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

    Unsecured creditors of the Company may include, without limitation, service providers to the Company including the Advisor, Custodian, Auction Agent,
Broker-Dealers and the Trustee, pursuant to the terms of various contracts with the Company. Secured creditors of the Company may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with the Company that create liens, pledges, charges, security interests, security agreements or other encumbrances on the assets of the Company.

    A consolidation, reorganization or merger of the Company with or into any other company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Company for purposes of the Indenture.

Payment Restrictions on Shares

    Under the 1940 Act, the Company may not declare any dividend on its Common
Stock or make any distribution with respect to the Common Stock or any preferred stock of the Company or purchase or redeem any Common Stock or preferred stock if, at the time of such declaration, purchase or redemption (and after giving effect thereto), asset coverage with respect to the Tortoise Notes and any other senior securities representing indebtedness (as defined in the 1940 Act), would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of shares of its Common Stock or preferred stock). Dividends may be declared upon preferred stock, provided, however, that the Tortoise Notes and any other senior securities representing indebtedness have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend.

    "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security
(other than shares of beneficial interest) and evidencing indebtedness and could include the Company's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Company at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with interest payments or distributions on or purchases or redemptions of stock, such asset coverage may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

    In addition, a declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock is prohibited (1) at any time that an event of default under the Tortoise Notes or any other Borrowings has occurred and is continuing; or

                                       46

(2) if, after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other
Borrowings; or (3) the Company has not redeemed the full amount of Tortoise
Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

                                   THE AUCTION

General

    Auction Agency Agreement. The Company has entered into an Auction Agency
Agreement (the "Auction Agency Agreement") with the Auction Agent (currently,
The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable
Rate for Tortoise Notes so long as the Applicable Rate for Tortoise Notes is to be based on the results of an Auction.

    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after the notice. If the Auction
Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

    Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements
(collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Company, which provide for the participation of those
Broker-Dealers in Auctions for Tortoise Notes.

    After each Auction for Tortoise Notes the Auction Agent will pay to each
Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate
Period of less than one year, or a percentage agreed to by the Company and the
Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Tortoise Notes placed by such
Broker-Dealer at such Auction. For the purposes of the preceding sentence,
Tortoise Notes will be placed by a Broker-Dealer if such Tortoise Notes were (a)
the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a
Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Tortoise Notes as a result of the Auction or (2) a
Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Tortoise Notes as a result of the Auction or (3) a valid Hold
Order.

    The Company may request the Auction Agent to terminate one or more
Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer
Agreement is in effect after such termination.

Auction Procedures

    Beneficial Owners. Prior to the Submission Deadline on each Auction Date for the Tortoise Notes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Tortoise Notes (a "Beneficial Owner") may submit orders ("Orders") with respect to Tortoise Notes to that Broker-Dealer as follows:

    o   Hold Order -- indicating its desire to hold Tortoise Notes without regard to the Applicable Rate for the next Rate Period thereof.

    o   Bid to Sell -- indicates a desire by a Beneficial Owner to sell Tortoise
        Notes if the Applicable Rate for the next rate period is less than the rate the Beneficial Owner specifies (also known as a "hold at rate"
        order).

    o   Bid to Purchase -- a current Beneficial Owner or a Potential Beneficial
        Owner may submit bids offering to buy outstanding Tortoise Notes if the
        Applicable Rate determined on the Auction Date is higher than the rate specified in the bid. A bid specifying a rate higher than the Maximum
        Rate on the Auction Date will not be accepted.

    o   Sell Order -- indicating its desire to sell the principal amount of outstanding Tortoise Notes, if any, of Tortoise Notes held by such
        Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Tortoise Notes for the next succeeding
        Rate Period of Tortoise Notes.

                                       47

    Orders submitted (or the failure to do so) by Beneficial Owners under certain circumstances will have the effects described below. A Beneficial Owner of Tortoise Notes that submits a bid to its Broker-Dealer having a rate higher than the Maximum Rate for Tortoise Notes on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Tortoise Notes. A
Beneficial Owner of Tortoise Notes that fails to submit an Order with respect to such Tortoise Notes to its Broker-Dealer will be deemed to have submitted a Hold
Order with respect to such Tortoise Notes; provided, however, that if a
Beneficial Owner of Tortoise Notes fails to submit an Order with respect to
Tortoise Notes to its Broker-Dealer for an Auction relating to a Special Rate
Period of more than twenty-eight (28) days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Tortoise Notes. A Sell Order shall constitute an irrevocable offer to sell the Tortoise Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Tortoise Notes is, for purposes of such offer, a Potential Beneficial
Owner as discussed below.

    Potential Beneficial Owners. A customer of a Broker-Dealer that is not a
Beneficial Owner of Tortoise Notes but that wishes to purchase Tortoise Notes, or that is a Beneficial Owner that wishes to purchase additional Tortoise Notes
(in each case, a "Potential Beneficial Owner"), may submit bids to its
Broker-Dealer in which it offers to purchase such principal amount of outstanding Tortoise Notes specified in such bid if the Applicable Rate for
Tortoise Notes determined on such Auction Date shall be higher than the rate specified in such bid. A bid placed by a Potential Beneficial Owner of Tortoise
Notes specifying a rate higher than the Maximum Rate for Tortoise Notes on the
Auction Date therefor will not be accepted.

    The Auction Process. Each Broker-Dealer shall submit in writing, which shall include a writing delivered via e-mail or other electronic means to the Auction
Agent, prior to the Submission Deadline on each Auction Date, all Orders for
Tortoise Notes subject to an Auction on such Auction Date obtained by such
Broker-Dealer, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of Tortoise Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Tortoise Notes subject to Orders submitted to it by Potential Beneficial
Owners. However, neither the Company nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly,
any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Tortoise Notes held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its
Broker-Dealer an Order in respect of Tortoise Notes held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing
Holder or Potential Holder, provided it is not an affiliate of the Company.

    If Sufficient Clearing Bids for Tortoise Notes exist (that is, the aggregate principal amount of outstanding Tortoise Notes subject to Submitted Bids of
Potential Holders specifying one or more rates between the Minimum Rate (for
Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods)
for Tortoise Notes exceeds or is equal to the sum of the aggregate principal amount of outstanding Tortoise Notes subject to Submitted Sell Orders), the
Applicable Rate for Tortoise Notes for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of
Existing Holders and Potential Holders, would result in Existing Holders and
Potential Holders owning the aggregate principal amount of Tortoise Notes available for purchase in the Auction. If Sufficient Clearing Bids do not exist
(other than because all of the outstanding Tortoise Notes are subject to
Submitted Hold Orders), then the Applicable Rate for all Tortoise Notes for the next succeeding Rate Period thereof will be equal to the Maximum Rate. In such event, Holders of Tortoise Notes that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of Tortoise Notes subject to such Sell Orders. If
Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold
Orders with respect to all Existing Holders of Tortoise Notes, the Applicable
Rate for all Tortoise Notes for the next succeeding Rate Period will be the All
Hold Rate.

    The Auction Procedures include a pro rata allocation of Tortoise Notes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Tortoise Notes that is less than the number of Tortoise Notes specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer
Orders will be required to make appropriate pro rata allocations among their respective customers.

    Settlement of purchases and sales will be made on the next Business Day
(also an Interest Payment Date) after the Auction Date through the Securities
Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent
Members. The Securities Depository will make payment to the sellers' Agent
Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

                                       48

Broker-Dealers

    The Broker-Dealer agreements each provide that a Broker-Dealer may submit
Orders in Auctions for its own account unless the Company notifies all
Broker-Dealers that they may not submit Orders for their own account. Any
Broker-Dealer submitting an Order for its own account in any auction could have an advantage over other Potential Holders in that it would have knowledge of other Orders placed through it in that Auction. A Broker-Dealer would not, however, have knowledge of Orders submitted by other Broker-Dealers, if any. As a result of bidding by a Broker-Dealer in an Auction, the Applicable Rate may be
higher or lower than the rate that would have prevailed had the Broker-Dealer not bid. A Broker-Dealer may also bid in an Auction in order to prevent what would otherwise be (a) a failed Auction, (b) an "all-hold" Auction, or (c) the implementation of an Interest Rate that the Broker-Dealer believes, in its sole judgment, does not reflect the market for such securities at the time of the
Auction. A Broker-Dealer may also encourage additional or revised investor bidding in order to prevent an "all-hold" Auction. In the Broker-Dealer agreements, each Broker-Dealer agrees to handle customers' orders in accordance with its duties under applicable securities laws and rules.

Secondary Market Trading and Transfer of Tortoise Notes

    The Broker-Dealers may maintain a secondary trading market of Tortoise Notes outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of Tortoise Notes will provide owners with liquidity of investment.
Tortoise Notes are not listed on any exchange or automated quotation system.
Investors who purchase Tortoise Notes in an Auction for a Special Rate Period
should note that because the interest rate on such Tortoise Notes will be fixed for the length of such Rate Period, the value of the Tortoise Notes may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction, depending upon market conditions.

    A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of an aggregate principal amount of Tortoise Notes only in $25,000 increments and only as follows:

        (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,

        (2) to or through a Broker-Dealer, or

        (3) to the Company or any affiliate; provided, however, that (a) a sale, transfer or other disposition of an aggregate principal amount of Tortoise
    Notes from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Tortoise Notes to that
    Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the Tortoise Notes so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Company)
    to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF CAPITAL STOCK

Common Stock

    The Company's Charter authorizes the issuance of 100,000,000 shares of
Common Stock. As of January 31, 2006, the Company had 4,612,640 shares of Common
Stock outstanding. The Board of Directors may, without any action by the stockholders, amend the Company's Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has the authority to issue. All shares of Common Stock have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Shares of Common Stock are, when issued, fully paid and, subject to matters discussed in "Certain Provisions in the Company's Charter and Bylaws," non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when Tortoise
Notes are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued interest on Tortoise
Notes has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Tortoise Notes would be at least 300% after giving effect to the distributions. At any time when MMP Shares are outstanding, common stockholders will not be entitled to receive any cash distributions from the Company unless all accrued dividends on MMP Shares have been paid, and unless asset coverage
(as defined in the 1940 Act) with respect to MMP Shares would be at least 200%
after giving effect to the distributions.

    The Common Stock is listed on the NYSE. The Company intends to hold annual meetings of stockholders so long as the Common Stock is listed on a national securities exchange and such meetings are required as a condition to such listing.

                                       49

Preferred Stock

    The Company's Charter authorizes the issuance of 10,000,000 shares of preferred stock, par value $.001 per share, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption, as determined by the Board of Directors (subject to applicable law and the
Company's Charter), by action of the Board of Directors without the approval of the common stockholders.

    Under the 1940 Act, the Company could issue preferred stock with an aggregate liquidation value of up to one-half of the value of the Company's total assets measured immediately after issuance of the preferred stock.

    Any decision to offer preferred stock is subject to market conditions and to the Board's continuing belief that leveraging the Company's capital structure through the issuance of preferred stock is likely to achieve benefits to the common stockholders. Following this offering after the repayment of all outstanding indebtedness under the Credit Facility, the Company intends to issue
MMP Shares, $25,000 liquidation preference per share, in an amount currently anticipated to represent approximately 10% of the Company's then total assets.
The Company estimates that the net proceeds from this offering will be fully invested within three months of the closing of this offering. The MMP Shares would be offered pursuant to a separate prospectus. The timing and terms of any issuance of MMP Shares will depend on market conditions and investment opportunities presented to the Company and will be determined by the Company's
Board of Directors.

    The Company anticipates that in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of preferred stock would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared)
before any distribution of assets is made to holders of common stock. Further, the preferred stock would have complete priority over the common stock as to distribution of assets upon liquidation, dissolution or winding up, but would be subordinate to any outstanding Tortoise Notes or other Borrowings.

    Preferred stock is required to be voting stock and to have equal voting rights with the Common Stock. Except as otherwise indicated in any prospectus or statement of additional information relating to the issuance of preferred stock and except as otherwise required by applicable law, holders of preferred stock will vote together with common stockholders as a single class.

    The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of Common Stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years' accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Company's Charter and Bylaws." As a
result of these voting rights, the Company's ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.

    The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

    The terms of the preferred stock may provide that it is redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Company may tender for or purchase preferred stock and resell any shares so tendered. Any redemption or purchase of preferred stock by the Company will reduce the leverage applicable to Common Stock, while any resale of preferred stock by the
Company will increase such leverage.

    The Company would be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for preferred stock issued by the Company. These guidelines may impose asset coverage or Company composition requirements that are more stringent than those imposed on the
Company by the 1940 Act. The Advisor does not believe that these covenants or guidelines will impede it from managing the Company's portfolio in accordance with the Company's investment objective and policies.

                                       50

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS

    The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and
Bylaws, which have been filed as exhibits to the Company's registration statement.

    The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure.
Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their stock in the Company at a premium over prevailing market prices by discouraging third parties from seeking to obtain control over the Company. These provisions, all of which are summarized below, may be regarded as "anti-takeover" provisions. The holders of Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

Classification of the Board of Directors; Election of Directors

    The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The
Bylaws provide that the number of directors may not be greater than nine.
Subject to any applicable limitations of the 1940 Act, any vacancy may be filled at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2006, 2007 and 2008, respectively. Beginning in 2006, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

    The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified
Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

    The Charter provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Amendment to the Charter and Bylaws

    The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors
(in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The
Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

Dissolution of the Company

    The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

                                       51

Advance Notice of Director Nominations and New Business

    The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board of Directors or
(3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1)
pursuant to notice of the meeting by the Company, (2) by or at the direction of the Board of Directors, or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

                                   TAX MATTERS

    The following is a general summary of certain United States federal income tax and Canadian tax considerations affecting the Company and Beneficial Owners of Tortoise Notes. This discussion does not purport to be complete or to deal with all aspects of United States or Canadian income taxation that may be relevant to Beneficial Owners in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and, except to the extent discussed herein, foreign investors. Unless otherwise noted, this discussion assumes that Beneficial Owners are U.S. persons and hold Tortoise Notes as capital assets. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Company, and the discussion set forth here does not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes. As to United States federal income taxation, this discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS")
retroactively or prospectively.

    Pursuant to U.S. Treasury Department Circular 230, the Company is informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws that may be imposed on the taxpayer, (2) this discussion was written in connection with the promotion or marketing by the
Company and the Underwriters of the Tortoise Notes, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

United States Federal Income Tax Treatment of the Company

    The Company intends to elect to be treated as, and to qualify each year for special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Company meets certain requirements that govern the Company's source of income, diversification of assets and distribution of earnings to stockholders, the Company will not be subject to U.S. federal income tax on income distributed in a timely manner to its stockholders. With respect to the source of income requirement, the Company must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income
(including but not limited to gains from options, futures or forward contracts)
derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from an interest in a qualified publicly traded partnership. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Code ss. 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (1) above.

    With respect to the diversification of assets requirement, the Company must diversify its holdings so that, at the end of each quarter of each taxable year
(1) at least 50% of the value of the Company's total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the
Company's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities
(other than the securities of other RICs) of any two or more issuers that the
Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. A RIC which holds an interest in a qualified publicly traded partnership generally must apply the passive loss rules separately with respect to items attributable to each such partnership.
Therefore, income or loss from the qualified publicly traded partnership is treated as separate from income or loss from other activities.

                                       52

    As a RIC, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if its distributions of investment company taxable income and tax-exempt income equal or exceed the sum of (1) 90% of the Company's investment company taxable income for the taxable year (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for certain dividends paid and (2) 90% of the Company's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Company intends to distribute at least annually substantially all of such income. To the extent the
Company does not distribute (or deemed to distribute) all of its taxable income, the Company will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the
Company level. To avoid the tax, the Company must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (determined by not taking into account any capital gain or loss) for the calendar year, (2) 98% of its capital gain in excess of its capital loss
(adjusted for certain ordinary losses) for a one-year period generally ending on
October 31 of the calendar year (unless an election is made to use the Company's taxable year provided the Company's taxable year ends in November or December), and (iii) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under subchapter M of the
Code. While the Company intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

    A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Company in October, November or
December of the year, payable to stockholders of record on a date during such a month and paid by the Company during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

    If the Company were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Company's stockholders would not be deductible by the Company in computing its taxable income. Such dividend distributions would generally be eligible (1) for treatment as qualified dividend income in the case of individual stockholders and (2) for the dividends received deduction in the case of corporate stockholders.

The Company's Investments

    Certain of the Company's investment practices may subject the Company to special tax rules, the effect of which may be to accelerate income or gain to the Company without a corresponding receipt of cash, defer the Company's losses, cause adjustments in the holding periods of the Company's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of Common Stock.

    Income received by the Company with respect to non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes.

    Although the Company may receive interest on certain obligations that is exempt from U.S. federal income tax due to the makeup of the Company's contemplated investment portfolio, the Company will not be able to pass through to its stockholders exempt-interest dividends.

    The Company intends to invest a significant portion of its assets in MLPs and RITs. Effective for taxable years beginning after October 22, 2004, net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a
RIC must derive 90% of its gross income. However, not more than 25% of the value of the RIC's total assets can be invested in the securities of qualified publicly traded partnerships. The Company intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules.

    With respect to investments in RITs, the distributions on RIT securities that are dividends for U.S. federal income tax purposes will be treated as dividend income eligible under the 90% gross income test described above if the
RIT is treated as a corporation under U.S. federal income tax law. The Company intends to invest only in RITs treated as corporations for U.S. federal income tax purposes. Distributions from an RIT to the Company will constitute dividends to the extent of the RIT's earnings and profits, and a return of capital thereafter, as determined under U.S. federal income tax law. With respect to dividend distributions from an RIT, the

                                       53

Company generally will be required to pay a 15% Canadian withholding tax. See
"Tax Matters--Certain Canadian Federal Income Tax Considerations." If more than
50% of the value of the Company's assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to have its foreign tax deduction or credit for such withholding taxes be taken by its stockholders instead of claiming it on its tax return. If such an election is made, each stockholder would include in gross income his proportional share of the foreign taxes paid by the Company. Stockholders may claim the amount of such taxes paid as a foreign tax credit in order to reduce the amount of U.S. federal income tax liability which the stockholders incur on their foreign source income, including the income from the Company attributable to the RITs. If the Company makes this election, it will furnish stockholders with a written notice after the close of its taxable year. The use of foreign tax credits are subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit. Thus, a particular taxpayer may be unable to fully benefit from the foreign tax credit.

    In certain circumstances, the Income Tax Act (Canada) ("Canadian Tax Act")
imposes a 15% withholding tax on the portion of the distributions constituting returns of capital to non-resident investors, effective for distributions paid or credited after 2004 by certain types of RITs. The Company's cash distributions from a RIT would be reduced by such withholding. It is not entirely clear whether this additional Canadian withholding tax would be treated as a foreign income tax for purposes of the U.S. federal income tax foreign tax credit. If not treated as a foreign income tax, a stockholder may not be able to reduce his or her U.S. federal income tax liability by claiming a foreign tax credit on the amount withheld.

    Investments by the Company in certain "passive foreign investment companies"
could subject the Company to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders.
Elections may be available to the Company to mitigate the effect of this provision but the elections generally accelerate the recognition of income without the receipt of cash.

    Under Code Section 988, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the
Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

    It is not expected that stockholders will be subject to alternative minimum tax as a result of an investment in the Company.

Certain Canadian Federal Income Tax Considerations

    The following is a brief summary of the principal Canadian federal income tax considerations generally applicable to the Company in respect of its proposed investment in RITs. The summary is of a general nature only and is based upon the applicable Canadian tax laws as of the date hereof. There can be no assurance that the tax laws may not be changed or that Canada Revenue Agency will not change its administrative policies and assessing practices. This summary reflects specific proposals to amend the Canadian Tax Act and the
Regulations (the "Tax Proposals") publicly announced by or on behalf of the
Canadian Minister of Finance prior to the date hereof. This summary does not take into account provincial, territorial or foreign tax legislation or considerations, which may differ significantly from those discussed herein. This summary assumes that each RIT that the Company will invest in will qualify as a
"mutual fund trust" as defined in the Canadian Tax Act at all relevant times. If an RIT were not to qualify as a mutual fund trust at any particular time, the
Canadian federal income tax considerations described below would, in some respects, be materially different.

    Any distribution of the income of an RIT (excluding any net realized taxable capital gain that the RIT has validly designated as a taxable capital gain), that is paid, credited or deemed paid or credited will be subject to Canadian non-resident withholding tax of 15% in accordance with the Canada-United States
Income Tax Convention (the "Treaty") whether the distribution is made in cash or additional units.

    An RIT may designate under the Canadian Tax Act the portion of taxable income distributed to non-resident unitholders as net realized taxable capital gains of the RIT. This capital gain portion of a distribution to a non-resident unitholder such as the Company may, in certain circumstances, not be subject to tax under the Canadian Tax Act. However, distributions to a non-resident unitholder, such as the Company, by an RIT out of net gains an RIT realizes on dispositions of "taxable Canadian property" (as defined in the Canadian Tax
Act), which includes real property situated in Canada, are treated as taxable distributions of Canadian source trust income. Accordingly, such distributions will be subject to Canadian non-resident withholding tax at 15% under the
Treaty.

    Additionally, distributions made by certain types of RITs to the Company that would otherwise not be subject to tax (generally distributions in excess of the income and capital gains (that are subject to non-resident withholding fees described above) of the RIT,

                                       54

commonly referred to as "returns of capital") are subject to a special tax at the rate of 15%. The types of RITs subject to this special tax are those in respect of which the units are listed on certain prescribed stock exchanges, which includes the Toronto Stock Exchange, and more than 50% of the fair market value of the units is attributable to real property situated in Canada, Canadian resource properties or timber resource properties, as defined in the Canadian
Tax Act. This tax must be withheld from such distributions by an RIT. Some or all of this special tax may be refunded to the Company if the Company realizes a capital loss on the disposition of units of the particular RIT that paid such a distribution or of units of other "Canadian property mutual fund investments,"
as defined in the Canadian Tax Act.

    The amount distributed to the Company in a taxation year by an RIT may exceed the income of the RIT for tax purposes for that year giving rise to
"returns of capital" as described above. Such distributions in excess of the
RIT's income in a year to the Company may reduce the adjusted cost base of the
RIT units held by the Company. If, as a result, the Company's adjusted cost base of such units in any taxation year would otherwise be a negative amount, the
Company will be deemed to realize a capital gain in such amount for that year, and the Company's adjusted cost base of such units will be zero immediately thereafter. The treatment of any such capital gain deemed to be realized by the
Company is described below. The non-taxable portion of net realized capital gains of an RIT that is paid or payable to the Company and the amount of any distribution subject to the special tax described in the preceding paragraph will not reduce the adjusted cost base of the units held by the Company.

    The Company generally will not be subject to tax under the Canadian Tax Act in respect of a capital gain, or entitled to deduct any capital loss, realized upon the disposition or deemed disposition of units of an RIT (whether on redemption, by virtue of the Company's adjusted cost base becoming negative or otherwise) unless the units represent "taxable Canadian property" to the Company for the purposes of the Canadian Tax Act and the Company is not entitled to relief under the Treaty. Units of an RIT held by the Company generally will not be considered to be "taxable Canadian property" unless (1) at any time during the 60-month period immediately preceding the disposition by the Company, not less than 25% of the issued units were owned by the Company and/or persons with whom the Company does not deal at arm's length; (2) at the time of disposition, the RIT is not a "mutual fund trust" for purposes of the Canadian Tax Act; or
(3) the units are otherwise deemed to be "taxable Canadian property." Where the units held by the Company are "taxable Canadian property," a capital gain from their disposition or deemed disposition generally will be exempted by the Treaty from tax under the Canadian Tax Act provided the units do not derive their value principally from real property situated in Canada.

    Currently, an RIT that is a mutual fund trust will not be considered to be a mutual fund trust if it is established or maintained primarily for the benefit of non-residents of Canada (the "maintained or established test"), unless all or substantially all of its property is property other than "taxable Canadian property" as defined in the Canadian Tax Act. Draft legislation released by the
Minister of Finance (Canada) on September 16, 2004 relating to certain measures contained in the March 23, 2004 Canadian federal budget included certain Tax
Proposals which would have amended the operation of the "maintained or established test." In addition, these Tax Proposals contained a proposal which would have ensured that, together with other forms of "taxable Canadian property," Canadian resource property and timber resource property would also be included in restricting the availability of relief under the "maintained or established test." On December 6, 2004, the Department of Finance (Canada)
issued a Notice of Ways and Means Motion and draft legislation which did not include either of the proposed changes just described. In announcing the proposals, the Department of Finance indicated that they will review with the private sector concerning the appropriate Canadian tax treatment of non-
residents investing in resource property through mutual funds. Accordingly, further changes in this area are possible, some of which might be material.
However, the Company has no way of predicting what changes, if any, would be made, and any consequence thereof.

    On September 8, 2005, the Canadian Department of Finance released a consultation paper on tax and other issues related to publicly listed flow-through entities such as income trusts and limited partnerships and invited interested parties to make submissions prior to December 31, 2005. In addition, on September 19, 2005, the Minister of Finance (Canada) announced that the
Canada Revenue Agency would postpone providing advance tax rulings respecting flow-through entity structures pending these consultations. On November 23,
2005, the Minister of Finance announced the end of this consultation process and no legislative amendments were proposed to change the taxation of income trusts.
Instead, the Minister of Finance tabled a Notice of Ways and Means Motion that proposed to enhance the dividend gross-up and tax credit mechanism applicable to certain eligible dividends payable by corporations resident in Canada after
2005. In addition, the Canada Revenue Agency will resume providing advance tax rulings in respect of flow-through entity structures.

Federal Income Tax Treatment of Holders of Tortoise Notes

    Under present law, the Tortoise Notes will constitute indebtedness of the
Company for federal income tax purposes, which the discussion below assumes. The
Company intends to treat all payments made with respect to the Tortoise Notes consistent with this characterization. You are required under the Code to classify the Tortoise Notes as debt for federal income tax purposes, unless you

                                       55

disclose on your federal income tax return an inconsistent treatment. However, the Company has not received and is not seeking any opinion of counsel or private letter ruling from the IRS that the Tortoise Notes constitute debt for federal income tax purposes, as opposed to equity. Accordingly, no assurance can be given that such tax treatment will not be challenged by the IRS. If the
Tortoise Notes are treated as equity for federal income tax purposes, the
Company would not be able to deduct the interest expense paid with respect to the Tortoise Notes, which could have a material adverse effect on the Company's financial condition.

    Taxation of Interest. Payments or accruals of interest on Tortoise Notes generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes. The Company does not anticipate that the Tortoise Notes will have any original issue discount.

    Purchase, Sale and Redemption of Tortoise Notes. Initially, your tax basis in Tortoise Notes acquired generally will be equal to your cost to acquire such
Tortoise Notes. This basis will increase by the amounts, if any, that you are required or elect to include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such
Tortoise Notes, as discussed below. When you sell or exchange any of your
Tortoise Notes, or if any of your Tortoise Notes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the Tortoise Notes relinquished.

    Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your Tortoise
Notes generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed Tortoise Notes were held for more than one year and will be short-term capital gain or loss if the disposed
Tortoise Notes were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15% although this rate will increase to
20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). A holder's ability to deduct capital losses may be limited.

    Amortizable Premium. If you purchase Tortoise Notes at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the Tortoise Notes at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the Tortoise Notes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the Tortoise Notes by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the Tortoise Notes.
Therefore, if you do not elect to amortize the premium and you hold the Tortoise
Notes to maturity, you generally will be required to treat the premium as a capital loss when the Tortoise Notes are redeemed.

    Market Discount. If you purchase Tortoise Notes at a price that reflects a
"market discount," any principal payments on, or any gain that you realize on the disposition of the Tortoise Notes generally will be treated as ordinary interest income to the extent of the market discount that accrued on the
Tortoise Notes during the time you held such Tortoise Notes. "Market discount"
is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the note, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the Tortoise Notes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the Tortoise Notes, or, at your election, under a constant yield method.

    You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the Tortoise Notes as ordinary income.
If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding

    In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on Tortoise Notes (including redemption proceeds) and to the proceeds of the sale of Tortoise Notes paid to
U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the Tortoise Notes to

                                       56

non-resident alien individuals and foreign corporations ("non-U.S. Holders") and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the
non-U.S. Holder resides under the provisions of an applicable income tax treaty.
In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of Tortoise Notes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

    The Company may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds)
payable to holders of Tortoise Notes who fail to provide the Company with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding
(or if the Company has been so notified). Certain corporate and other holders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S.
Holder, you may have to comply with certification procedures to establish your
non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders

    If you are a non-U.S. Holder, the payment of interest on the Tortoise Notes generally will be considered "portfolio interest" and thus generally will be exempt from United States federal withholding tax. This exemption will apply to you provided that (1) interest paid on the Tortoise Notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the Tortoise Notes is described in
Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own
10 percent or more of the combined voting power of all classes of the Company's stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to the Company through stock ownership, and (5)
you satisfy the certification requirements described below.

    To satisfy the certification requirements, either (1) the holder of any
Tortoise Notes must certify, under penalties of perjury, that such holder is a
non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the Tortoise Notes on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for Tortoise Notes held by a foreign partnership and other intermediaries.

    Interest on Tortoise Notes received by a non-U.S. Holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30%
rate, except where a non-U.S. Holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. Holder provides the Company with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

    Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of Tortoise Notes generally will be exempt from United States federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the
U.S. for 183 days or more in the taxable year of the disposition and certain other conditions are met.

    Income or gain derived by a non-U.S. Holder of Tortoise Notes that is effectively connected with a trade or business in the United States, although exempt from the withholding tax described above, generally will be subject
United States federal income tax in the same manner as a U.S. person.

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
                     PAYING AGENT, TRUSTEE AND AUCTION AGENT

    The Company has engaged SEI Investments Mutual Funds Services, One Freedom
Valley Drive Oaks, Pennsylvania 19456, to serve as the Company's administrator
(the "Administrator"). The Company pays the Administrator an annual fee of .05%
of the Company's aggregate average daily managed assets up to and including $500 million and .04% of the Company's aggregate average daily managed assets exceeding $500 million, subject to a minimum annual fee of $100,000, for the provision of administrative and accounting services to the Company. Such administrative and accounting services include: cash processing, validation of income and expense accruals, security and trade processing, distribution, treasury and accounting reporting services, fund valuation, third party

                                       57

and performance reporting, assistance with financial statement preparation, assistance with regulatory matters, monitoring of compliance matters, fund management services, the production of regulatory reports, and tax and operations support.

    Wachovia Bank, National Association, 123 S. Broad Street Philadelphia,
Pennsylvania 19109, serves as custodian of the Company's cash and investment securities. The Company pays the custodian an annual fee of .004% of the average daily market value of the Company's domestic assets and .015% of the average daily market value of the Company's Canadian assets.

    Computershare Investor Services, LLC, Two North LaSalle Street Chicago,
Illinois 60602, serves as the Company's transfer agent with respect to the
Common Stock. Computershare Trust Company, Inc., Two North LaSalle Street
Chicago, Illinois 60602, serves as the Company's dividend paying agent and as agent for its Dividend Reinvestment Plan with respect to its Common Stock. The
Company pays the Transfer Agent $875 monthly for its services and the services of its affiliate, Computershare Trust Company, Inc.

    The Bank of New York Trust Company, N.A., Two North LaSalle Street,
Chicago, Illinois is the Trustee under the Indenture and acts as transfer agent, registrar, paying agent and redemption agent with respect to the Tortoise Notes.
The Company will pay the Trustee $5,000 annually for its services as Trustee under the Indenture. The Bank of New York serves as the Auction Agent with respect to the Tortoise Notes. The Company will pay the Auction Agent $5,000 annually for its services under the Auction Agency Agreement.

                                  UNDERWRITING

    The Underwriters named below, acting through their representatives, Lehman and RBC, subject to the terms and conditions contained in the underwriting agreement by and among the Underwriters, the Advisor and the Company, dated the date of this prospectus (a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part), have agreed to purchase from the Company, and the Company has agreed to sell to the
Underwriters, the principal amount of Tortoise Notes offered hereby.

                                                       Aggregate Principal
                                                            Amount of
Underwriter                                          Tortoise Notes Series A
Lehman Brothers Inc. ...........................
RBC Capital Markets Corporation.................

Total...........................................           $40,000,000
                                                           ===========

    The underwriting agreement provides that the Underwriters are obligated to purchase, subject to certain conditions, all of the Tortoise Notes being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the
Company and the Advisor to the Underwriters are true, (2) there has been no material change in the financial markets, and (3) the Company and the Advisor deliver customary closing documents to the Underwriters.

    After the first Auction that includes Tortoise Notes issued pursuant to this prospectus, payment by each purchaser of Tortoise Notes sold through the Auction will be made in accordance with the procedures described under "The Auction."

Sales Load

    The Underwriters have advised the Company that they propose to offer the
Tortoise Notes directly to the public at the public offering price presented on the cover page of this prospectus less an underwriting discount and commission equal to $___ per note which is equal to __% of the initial offering price. The underwriting discount and commission is comprised of expenses ( __%), a management fee ( __%) and a selling concession ( __%). The Company will pay all underwriting discounts and commissions. Investors must pay for any Tortoise
Notes purchased on or before ____, 2006. After the offering, the Underwriters may change the price at which they re-offer the notes to dealers and other selling terms.

Indemnification

    The Company and the Advisor have agreed to indemnify the Underwriters against certain liabilities relating to this offering, including liabilities under the 1933 Act and liabilities arising from breaches of the representations and warranties contained in the underwriting agreement and to contribute to payments that the Underwriters may be required to make for those liabilities;
provided

                                       58

that such indemnification shall not extend to any liability or action resulting directly from the willful misfeasance, bad faith, gross negligence in the performance of duties, or reckless disregard of applicable obligations and duties of the Underwriters.

Listing

    The Tortoise Notes, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the Tortoise Notes outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Tortoise Notes will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The
Underwriters are not obligated to make a market in the Tortoise Notes between
Auctions and the market making may be discontinued at any time at their sole discretion.

Certain Relationships and Fees

    To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Company anticipates that the Underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of the Company's portfolio transactions after the Underwriters have ceased to be the Underwriters and, subject to certain restrictions, each may act as a broker while it is an Underwriter. The Company anticipates that the
Underwriters or one of their affiliates may from time to time act in auctions as a Broker-Dealer or dealer and receive fees as described under "Description of
Tortoise Notes."

Address

Lehman Brothers Inc.'s principal office is located at 745 Seventh Avenue, New
York, New York 10019.

RBC Capital Markets Corporation's principal office is located at One Liberty
Plaza, 165 Broadway, New York, NY 10006.

                                  LEGAL MATTERS

    Blackwell Sanders Peper Martin LLP ("Blackwell"), Kansas City, Missouri,
serves as counsel to the Company. Morrison & Foerster LLP ("Morrison"), New
York, New York, serves as counsel to the Underwriters. Certain legal matters in connection with the Tortoise Notes offered hereby are passed on for the Company by Blackwell, and for the Underwriters by Morrison. Morrison is serving as special tax counsel to the Underwriters in connection with this offering.
Blackwell and Morrison may rely on the opinion of Venable LLP on certain matters of Maryland law.

                              AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities
Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E.,
Washington, D.C. 20549. Reports, proxy statements, and other information about the Company can be inspected at the offices of the SEC.

    This prospectus does not contain all of the information in the Company's registration statement, including amendments, exhibits, and schedules.
Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

    Additional information about the Company and Tortoise Notes can be found in the Company's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site
(http://www.sec.gov) that contains the Company's Registration Statement, other documents incorporated by reference, and other information the Company has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                                       59

                   FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                       60

================================================================================

                                   $40,000,000

                   Tortoise North American Energy Corporation

                            Auction Rate Senior Notes
                     $40,000,000 Series A, Due ______, 20__
                                 ---------------

                                   PROSPECTUS
                                  _______, 2006
                                 ---------------

                                 LEHMAN BROTHERS
                               RBC Capital Markets

================================================================================

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 27, 2006

    Tortoise North American Energy Corporation, a Maryland corporation (the
"Company"), is a recently organized, nondiversified, closed-end management investment company.

    This Statement of Additional Information, relating to the Company's auction rate senior notes, Series A, due _______, 20__ ("Tortoise Notes"), does not constitute a prospectus, but should be read in conjunction with the Company's prospectus relating thereto dated ____, 2006. This Statement of Additional
Information does not include all information that a prospective investor should consider before purchasing Tortoise Notes, and investors should obtain and read the Company's prospectus prior to purchasing Tortoise Notes. A copy of the prospectus may be obtained without charge from the Company by calling
1-800-919-0315. You also may obtain a copy of the Company's prospectus on the
Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus. This Statement of Additional
Information is dated March 27, 2006.

    No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of
Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The prospectus and this Statement of Additional Information do not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                  Subject to completion dated March 27, 2006.

                                 USE OF PROCEEDS

    The net proceeds of the offering of Tortoise Notes (the "Offering") will be approximately $39,331,000, after payment of the underwriting discounts and commissions and estimated offering costs. The Company will use the net proceeds from this offering to fully repay all outstanding indebtedness under its secured revolving credit facility (the "Credit Facility") with U.S. Bank, N.A. ("US
Bank"), and will invest the remaining net proceeds of the offering in accordance with its investment objectives and policies described below. As of the date of this Statement of Additional Information, the Company had borrowed approximately
$40 million for investment purposes under the Credit Facility. Outstanding balances under the Credit Facility accrue interest at a variable annual rate equal to the London-Interbank Offered Rate ("LIBOR"), plus 0.75%. As of the date of this Statement of Additional Information, the current rate is 5.38% and all outstanding amounts under the Credit Facility mature on April 15, 2006. Once any outstanding indebtedness under the Credit Facility is repaid, the Company will terminate the Credit Facility.

    The Company anticipates that it will be able to invest substantially all of the net proceeds after the repayment of indebtedness in securities that meet its investment objective and policies within approximately three months after completion of the Offering. Because of the investment opportunities presented by restricted master limited partnership ("MLP") and Canadian royalty trusts and income trusts (collectively, "RITs") securities and the limited trading volume of certain publicly traded MLP and RIT securities, the Company often relies on direct placements to acquire portfolio securities. To the extent direct placement opportunities are not available, the Company would have to acquire such securities on the open market, which could take up to six months following the Offering.

    Pending investment in securities that meet the Company's investment objective, the Company anticipates that the net proceeds will be invested in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers'
acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities, which are expected to provide a lower yield than the securities of RITs and MLPs.

                             INVESTMENT LIMITATIONS

    This section supplements the disclosure in the prospectus and provides additional information on the Company's investment limitations. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose, and under the Investment Company Act of 1940, as amended (the
"1940 Act"), means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

    Investment limitations stated as a maximum percentage of the Company's assets are applied only immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing and investing in MLPs). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the
Company's investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

     THE FOLLOWING  ARE THE COMPANY'S  FUNDAMENTAL  INVESTMENT  LIMITATIONS  SET
FORTH IN THEIR ENTIRETY. THE COMPANY MAY NOT:

    (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Securities and Exchange
        Commission ("SEC") thereunder;

    (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

    (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

    (4) concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the North American energy sector;

    (5) underwrite securities issued by others, except to the extent that the
        Company may be considered an underwriter within the meaning of the
        Securities Act of 1933, as amended (the "1933 Act"), in the disposition of restricted securities held in its portfolio;

                                      S-1

    (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

    (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

    The restrictions under the 1940 Act mentioned in (1), (2) and (3) above are discussed in more detail in the prospectus under "Investment Objective and
Principal Investment Strategies--Use of Leverage" and in this Statement of
Additional Information under "Investment Objectives and Policies--Other
Investment Policies and Techniques."

Non-Fundamental Policies

    The Company is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors. The Company may not:

        (1) under normal conditions, invest less than 80% of its total assets in equity securities of companies in the energy sector with their primary operations in North America ("Energy Companies"); the Company will provide stockholders with notice at least 60 days prior to changing this non-fundamental policy unless such change was previously approved by stockholders;

        (2) under normal conditions, invest more than 25% of its total assets in equity securities of publicly traded MLPs; the Company will provide stockholders with notice prior to changing this non-fundamental policy unless such change was previously approved by stockholders;

        (3) under normal conditions, invest more than 50% of its total assets in restricted securities; the Company will provide stockholders with notice prior to changing this non-fundamental policy unless such change was previously approved by stockholders; or

        (4) enter into short sales.

    As used above, the term "total assets" includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which the Company is investing the net proceeds of the Offering, it will deviate from its investment policies with respect to the net proceeds by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.

    The Company's Board of Directors (the "Board of Directors" or the "Board")
may change the Company's nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however a change in the policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the North American energy sector requires at least 60 days' prior written notice to stockholders.

    In addition, to comply with federal tax requirements for qualification as a regulated investment company, the Company's investments will be limited so that at the close of each quarter of each taxable year (1) at least 50% of the value of the Company's total assets is represented by cash and cash items, U.S.
Government securities, the securities of other regulated investment companies
("RICs") and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than
5% of the value of the Company's total assets and not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the Company's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

                                      S-2

Leverage

    Currently, under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the
Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any distribution upon its shares of common stock (the "Common
Stock"), or purchase any such shares, unless the aggregate indebtedness of the
Company has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the Company has asset coverage of at least 200%
of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such distribution) is at least 200% of such liquidation value.

    Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Transactions involving either indebtedness or issuance of any preferred stock by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

    Currently, under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

    The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

    Under the 1940 Act, the Company may, but does not intend to, invest up to
10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting shares of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Company will bear its ratable share of that investment company's expenses, and would remain subject to payment of the
Company's advisory fees and other expenses with respect to assets so invested.
Holders of common stock would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Investment
Objective and Principal Investment Strategies--Use of Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

                        INVESTMENT OBJECTIVE AND POLICIES

    The Company's investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded RITs and publicly traded United States
MLPs, with an emphasis on the midstream and downstream North American energy sector.

    Under normal conditions, the Company will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of
Energy Companies. Energy Companies include companies that derive more than 50%
of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company will likely invest at least 50% of its total assets in the equity securities of publicly traded RITs.

                                      S-3

Investment Policies and Techniques

    The following information supplements the discussion of the Company's investment objective, policies and techniques that are described in the prospectus and contains more detailed information about the types of instruments in which the Company may invest, strategies the Advisor may employ in pursuit of the Company's investment objective and a discussion of related risks.

Short-Term Debt Securities

    For temporary defensive purposes or to keep cash on hand, the Company may invest up to 100% of its total assets in cash, cash equivalents and short-term debt securities. Under normal conditions, the Company invests no more than 5% of its total assets in these investments. These investments for temporary defensive purposes are inconsistent with the Company's investment objective. Short-term debt securities are defined to include, without limitation, the following:

        (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and interest rates that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by
    (a) the Federal Housing Administration, Farmers Home Administration,
    Export-Import Bank of the United States, Small Business Administration
    ("SBA"), and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the
    Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee
    Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage
    Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities.
    Consequently, the value of such securities may fluctuate.

        (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.
    Certificates of deposit purchased by the Company may not be fully insured by the Federal Deposit Insurance Corporation.

        (3) Repurchase agreements, which involve purchases of debt securities.
    At the time the Company purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Company during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. These repurchase agreements afford the Company an opportunity to invest temporarily available cash. The Company may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities;
    certificates of deposit; or bankers' acceptances in which the Company may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Company is limited to the seller's ability to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the
    Company is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Company could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Company. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Company to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

        (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Company and a corporation. There is no secondary market for such notes. However, they are redeemable by the Company at any time. The Advisor will consider the financial condition of the corporation
    (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Company's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and maturing within one year of the date of purchase or carry a variable or floating rate of interest.

                                      S-4

RIT Securities

    RIT securities represent an equity ownership interest in a trust created under the laws of a Canadian province. The trust units generally entitle the holder to receive monthly or quarterly cash distributions from the RIT, as well as the potential to share in the RIT's success through capital appreciation. In the event of a liquidation of the RIT that issued the trust units, the holders would generally be entitled to their pro rata share of any liquidation proceeds, net of any applicable withholding taxes in the case of non-residents of Canada, remaining after payment of all outstanding debts and other liabilities. RITs generally trade on a Canadian stock exchange, such as the Toronto Stock
Exchange, and also may trade on one of the United States stock exchanges. In some cases, a RIT may have two classes of trust units, one class of which may be owned by residents of Canada only and the other class of which may be held by either residents or non-residents of Canada. With respect to RITs with more than one class of trust units, the Company may invest in any class of trust units of a RIT to the extent permitted by the terms of the trust units relating to residency requirements. Holders of trust units generally have the right to vote upon the election of managers or directors of the RIT.

MLP Securities

    MLP common units represent a limited partnership interest in an MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. We intend to purchase MLP common units in market transactions, as well as directly from the MLP or other parties in private placements. Unlike holders of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. MLP common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution ("MQD") and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

    MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. We expect to purchase subordinated units directly from these persons as well as newly-issued subordinated units from MLPs directly. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights.
In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

    The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

    I-Shares represent an ownership interest issued by an affiliated party of an
MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of I-units, rather than cash distributions. I-Shares have limited voting rights similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange ("NYSE").

    General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Company. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally

                                      S-5

cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Equity Securities

    While the Company will primarily invest in RIT securities and MLP securities, it also may invest in other equity securities of Energy Companies, including common and preferred stock, convertible securities, subscription receipts, warrants and depository receipts.

    Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stock has historically generated higher average total returns than fixed-income securities over the long term, common stock also has experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Interest rates have been at historical lows the past two years and, accordingly, it is likely that the recent rise will continue.

    Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

    Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but usually are subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

    Subscription Receipts. Subscription receipts are securities which entitle the holder to receive either securities of the issuer of the subscription receipt upon the occurrence of some specified future event (for example, the closing of an acquisition), or if the event fails to occur on or before a specified time, return of the purchase price of the subscription receipt, plus interest. To the extent that the Company purchases subscription receipts and ultimately receives the security of the issuer thereof, the Company will be subject to risks associated with changes in the value of those securities even though it does not own such securities.

    Warrants. Warrants, which are rights issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Company could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right, or warrant, added to the subscription price of the related security may exceed the value of the underlying security's market price such as when there is no movement in the level of the underlying security.

    Depository Receipts. The Company may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"). Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and the prices of unsponsored ADRs, may be more volatile than if such instruments were sponsored by the issuer.
Investments in ADRs present additional investment considerations of non-U.S.
securities.

                                      S-6

Securities Lending and Delayed Settlement Transactions

    The Company also may lend the securities it owns to others, which allows the
Company the opportunity to earn additional income. Although the Company will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Company be able to reacquire the loaned securities if certain events occur, the Company is still subject to the risk that the borrower of the securities may default, which could result in the
Company losing money, which would result in a decline in the Company's net asset value. The Company also may purchase securities for delayed settlement. This means that the Company is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at settlement.

Hedging Transactions and Risk Management

    Consistent with its investment objectives and policies, the Company also may enter into certain risk management transactions. In particular, the Company may enter into currency hedging transactions and interest rate transactions.
Currency hedging transactions may be used to hedge against currency risk resulting from investing in Canadian RITs that are Canadian-dollar denominated.
Interest rate transactions may be used to hedge against interest rate risk resulting from the use of leverage by the Company.

    Currency Hedging Transactions. The Company may enter into currency hedging transactions, including buying or selling options or futures, or entering into other foreign currency transactions, including forward foreign currency contracts, currency swaps or options on currency and currency futures, and other derivatives transactions to hedge against currency risk resulting from investing in Canadian RITs valued with the Canadian dollar. The Company may use these transactions for currency risk management purposes, but not as speculative investments. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days
(or the term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders
(usually large commercial banks) and their customers. The Company may use forward currency contracts to shift the Company's exposure to Canadian dollar and United States dollar exchange rate changes. For example, if the Company owns securities denominated in Canadian dollars and the Advisor believes that the
Canadian dollar will decline relative to the U.S. dollar, the Company might enter into a forward currency contract to sell the appropriate amount of
Canadian dollars with payment to be made in U.S. dollars. The cost to the
Company of engaging in forward currency contracts varies with factors such as the length of the term period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Company enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty.
Thus, there can be no assurance that the Company will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Company might be unable to close out a forward currency contract. In either event, the Company would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term strategy is highly uncertain.

    Interest Rate Transactions. The Company may enter into interest rate swaps and the purchase or sale of interest rate caps and floors to hedge against interest rate risk resulting from the use of leverage. The Company intends to use these transactions for risk management purposes and not as a speculative investment. The Company will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive interest payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive interest payments on a notional principal amount from the party selling such interest rate floor.

    The Company may enter into interest rate swaps, caps and floors only to offset volatility with respect to its liabilities. Inasmuch as interest rate transactions are entered into for good faith risk management purposes, the
Advisor and the Company believe these obligations do not constitute senior securities, and, accordingly will not treat them as being subject to its borrowing restrictions. The Company will accrue the amount of the Company's obligations for each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount. The Company will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior

                                      S-7

debt or the  claims-paying  ability of the other  party  thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization  at the  time of  entering  into  such  transaction.  If there is a default  by the  other  party  to such a  transaction,  the  Company  will  have contractual remedies pursuant to the transaction agreements. The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as  principals  and as agents  utilizing  standardized swap  documentation.  Caps and  floors  are more  recent  innovations  for which standardized documentation has not yet been developed and, accordingly, are less liquid than swaps.

    Certain provisions of the Internal Revenue Code of 1986, as amended (the
"Code") may restrict or affect the ability of the Company to engage in currency hedging transaction and interest rate transactions. The Company has filed notice with the National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, as a RIC, the Company is not subject to registration or regulation as a pool operator under the Commodity
Exchange Act.

Other Investment Policies and Techniques

     Restricted and Thinly Traded Securities. The Company may invest up to 50%
of its total assets in restricted securities, primarily through direct placements. Restricted securities purchased in direct placements are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the
Advisor to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the Advisor's judgment than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

    Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Advisor has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time it makes the decision and the time the security is registered for sale. The Company would bear the risks of any downward price fluctuation during that period.

    In recent years, a large institutional market has developed for securities, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which their securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

    The Company also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain RITs and MLPs trade on the
NYSE, the Toronto Stock Exchange, the American Stock Exchange ("AMEX"), the
NASDAQ National Market or other securities exchanges or markets, these securities may trade less than those of larger companies due to their relatively smaller capitalizations. These securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so.
Thinly-traded securities also are more difficult to value. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company's capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of thinly-traded securities.

                                      S-8

     Subscription Receipts. The Company may purchase subscription receipts issued by RITs or other Energy Companies. Subscription receipts are securities entitling the holder to receive either securities of the issuer of the subscription receipt upon the occurrence of some specified future event (for example, the closing of an acquisition), or if the event fails to occur on or before a specified time, return of the purchase price of the subscription receipt plus interest thereon. To the extent that the Company purchases subscription receipts and ultimately receives the security of the issuer thereof, the Company will be subject to risks associated with changes in the value of the securities to be issued even though it does not yet own such securities.

     When-Issued and Forward Commitment Securities. The Company may purchase securities on a "when-issued" basis and may purchase or sell securities on a
"forward commitment" basis in order to acquire the security or to offset against anticipated interest rate and price changes. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Company will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Company enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Company. There is always a risk that the securities may not be delivered and that the Company may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Company as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Company with an agreement by the Company to repurchase the securities at an agreed upon price, date and interest payment. At the time the Company enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Company establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Company; however, under certain circumstances in which the Company does not establish and maintain such a segregated account, a reverse repurchase agreement will be considered a borrowing for the purpose of the Company's limitation on borrowings. The use by the Company of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the
Company has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Company in connection with the reverse repurchase agreement may decline in price.

    If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Company's obligation to repurchase the securities, and the Company's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Company would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Repurchase Agreements. As temporary investments, the Company may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Company's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Company will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the
Company is limited to the issuer's ability to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Company might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Company may be delayed or limited. The
Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. If the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

                                      S-9

     Lending of Securities. The Company may lend its portfolio securities to banks or dealers meeting the creditworthiness standards established by the Board of Directors ("Qualified Institutions"). By lending its portfolio securities, the Company attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that occurs during the loan term will be for the Company's account. The Company may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the 1940 Act, which currently require that (1) the borrower pledge and maintain with the Company collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (3) the loan be made subject to termination by the Company at any time and (4) the Company receive reasonable interest on the loan (which may include the Company's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value.
The Company will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Company's total assets (including such loans). Loan arrangements made by the Company will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Company's Board of
Directors. To the extent permitted, the Company may invest collateral pledged to it by any borrower of the portfolio securities of the Company.

    The Company may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board of Directors. No fees will be paid to the Advisor. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                                      S-10

                            MANAGEMENT OF THE COMPANY

Directors and Officers

    The business and affairs of the Company are managed under the direction of the Board. Accordingly, the Company's Board provides broad supervision over the affairs of the Company, including supervision of the duties performed by the
Advisor. The Company's officers are responsible for its day-to-day operations.
The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin
Boulevard, Overland Park, Kansas 66210.

                                  Position(s) Held                                                Number of
                                    with Company,                                               Portfolios in
                                   Term of Office                                               Fund Complex          Other Board
                                    and Length of               Principal Occupation             Overseen by           Positions
Name and Age                         Time Served               During Past Five Years            Director(1)       Held by Director
------------                    --------------------  ---------------------------------------  --------------  ---------------------
Independent Directors
Conrad S. Ciccotello, 45        Class  III  Director  Tenured Associate Professor of Risk              3       None
                                since 2005            Management and Insurance, Robinson
                                                      College of Business,
                                                      Georgia State University;
                                                      Director of Graduate
                                                      Personal Financial
                                                      Planning Programs; Editor,
                                                      "Financial Services
                                                      Review," (an academic
                                                      journal dedicated to the
                                                      study of individual
                                                      financial management);
                                                      formerly, faculty member,
                                                      Pennsylvania State
                                                      University.

John R. Graham, 60              Class  II   Director  Executive-in-Residence and Professor             3       Erie Indemnity Company;
                                since 2005            of Finance, College of Business                          Erie Family Life
                                                      Administration, Kansas State                             Insurance Company;
                                                      University (has served as a professor                    Kansas State Bank
                                                      or adjunct professor since
                                                      1970); Chairman of the
                                                      Board, President and CEO,
                                                      Graham Capital Management,
                                                      Inc., primarily a real
                                                      estate development and
                                                      investment company and a
                                                      venture capital company;
                                                      Owner of Graham Ventures,
                                                      a business services and
                                                      venture capital firm;
                                                      formerly, CEO, Kansas Farm
                                                      Bureau Financial Services,
                                                      including seven affiliated
                                                      insurance or financial
                                                      service companies
                                                      (1979-2000).

Charles E. Heath, 63            Class I Director      Retired in 1999. Formerly, Chief                 3       None
                                since 2005            Investment Officer, GE Capital's
                                                      Employers Reinsurance Corporation
                                                      (1989-1999). Chartered Financial
                                                      Analyst ("CFA") since 1974.

                                      S-11

Interested Directors and
Officers(2)
H. Kevin Birzer, 46             Class II Director     Managing Director of the Advisor since           3       None
                                and Chairman of the   2002; Partner/Senior Analyst, Fountain
                                Board since 2005      Capital (1990-present); Vice
                                                      President, Corporate Finance
                                                      Department, Drexel Burnham Lambert
                                                      (1986-1989); formerly, Vice President,
                                                      F. Martin Koenig & Co., an investment
                                                      management firm (1983-1986).

Terry C. Matlack, 50            Class I Director,     Managing Director of the Advisor since           3       None
                                Chief Financial       2002; Managing Director, KCEP
                                Officer and Chief     (2001-present); formerly,
                                Compliance Officer    President, GreenStreet Capital, a private
                                since 2005            investment firm (1998-2001).

David J. Schulte, 45            President and Chief   Managing Director of the Advisor since         N/A       None
                                Executive Officer     2002; Managing Director, KCEP
                                since 2005            (1993-present); CFA since 1992;
                                                      Member, Corporate Governance Task
                                                      Force of CFA Institute.

Zachary A. Hamel, 40            Secretary since 2005  Managing Director of the Advisor since         N/A       None
                                                      2002; Partner/Senior Analyst with
                                                      Fountain Capital (1997-present).

Kenneth P. Malvey, 40           Treasurer since       Managing Director of the Advisor since         N/A       None
                                November 2005         2002; Partner/Senior
                                                      Analyst, Fountain Capital
                                                      Management (2002-present);
                                                      formerly, Investment Risk
                                                      Manager and member of the
                                                      Global Office of
                                                      Investments, GE Capital's
                                                      Employers Reinsurance
                                                      Corporation (1996-2002).
------------

(1) This number includes Tortoise Energy Infrastructure Corporation ("TYG") and
    Tortoise Energy Capital Corporation ("TYY"), but excludes Tortoise Capital
    Resources Corporation ("TTO"). The Company's investment advisor, Tortoise
    Capital Advisors, L.L.C. (the "Advisor") also serves as the investment advisor to TYG, TYY and TTO.

(2) As a result of their respective positions held with the Advisor or is affiliates, these individuals are considered "interested persons" of the
    Company within the meaning of the 1940 Act.

    The following individuals who are included in the table above hold the following positions with TTO, a private investment fund managed by the Advisor:
Messrs. Ciccotello, Graham and Heath are directors; Mr. Birzer is a director and the Chairman of the Board; Mr. Matlack is a director and the Chief Financial
Officer; Mr. Schulte is the President and Chief Executive Officer; Mr. Hamel is
the Secretary; and Mr. Malvey is the Treasurer.

    The Board of Directors of the Company has a standing Audit Committee that consists of three directors of the Company who are not "interested persons"
(within the meaning of the 1940 Act) of the Company ("Independent Directors").
The Audit Committee's function is to select independent accountants to conduct the annual audit of the Company's financial statements, review with the independent accountants the outline, scope and results of this annual audit and review the performance and approval of all fees charged by the independent accountants for audit, audit-related and other professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. For purposes of the Sarbanes-Oxley Act, the
Audit Committee has at least one member who is deemed to be a financial expert.
The Audit Committee

                                      S-12

operates under a written charter  approved by the Board of Directors.  The Audit
Committee meets periodically,  as necessary, but did not meet during fiscal year
2005. The Audit Committee members are Mr. Ciccotello, Mr. Graham, and Mr. Heath.

    The Company has a Nominating and Governance Committee that consists exclusively of three Independent Directors. The Nominating and Governance
Committee's function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and to develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating and Governance Committee meets periodically as necessary, but did not meet in fiscal year 2005. The Committee is composed of
Mr. Ciccotello, Mr. Graham, and Mr. Heath, all of whom are Independent
Directors. Mr. Graham is Chairman of the Nominating and Governance Committee.
The Nominating and Governance Committee does consider nominees recommended by stockholders if nominations are made consistent with the procedures of the
Company's Bylaws. Those procedures require stockholders to deliver written notice to the Company's Secretary no earlier than 120 days and no later than 150 days prior to the date the Company mails its proxy materials to its stockholders. The notice must include certain information about the nominee, including the information required under Regulation 14A of the Securities
Exchange Act of 1934, as amended.

    The Company also has a Compliance Committee which meets periodically as necessary and whose members are Messrs. Ciccotello, Graham and Heath. Mr. Heath is the Chairman of the Compliance Committee. The Compliance Committee's function is to review the results of management's compliance testing program and to monitor compliance with the Company's Code of Ethics.

    Directors and officers of the Company who are interested persons of the
Company receive no salary or fees from the Company. Each Independent Director receives from the Company an annual retainer of $8,000 and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board he or she attends. Each Independent Director also receives $1,000 for each telephonic committee meeting. The Chairman of the Audit Committee receives an additional annual retainer of $4,000. No director or officer is entitled to receive pension or retirement benefits from the Company.

    The table below sets forth the compensation paid to the directors by the
Company, TYG and TYY during fiscal 2005. The Company does not compensate its officers.

                                                                                     Total Compensation
                                                                                     from Fund and Fund
                                                                                       Complex Paid to
Name and Position                                           Aggregate Compensation        Directors
with the Company                                              from the Company(1)       (3 Companies)
----------------                                           -----------------------  -----------------
Independent Directors
Conrad S. Ciccotello...................................            $ 24,000              $   86,500
John R. Graham.........................................            $ 20,000              $   73,500
Charles E. Heath.......................................            $ 20,000              $   79,500

Interested Directors
H. Kevin Birzer........................................                 -0-                     -0-
Terry C. Matlack.......................................                 -0-                     -0-

(1) Because the Company has not completed its first full fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.

     The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of January 31, 2006.

                                                                                              Aggregate Dollar Range of Equity Securities
                                                              Aggregate Dollar Range of         in All Registered Investment Companies
                                                        Company Securities Beneficially Owned      Overseen by Director in Family of
Name of Director                                                   by Director (1)                     Investment Companies (2)
----------------                                        ------------------------------------  ---------------------------------
Independent Directors
Conrad S. Ciccotello...............................               $10,001-$50,000                         $50,001-$100,000
John R. Graham.....................................               $10,001-$50,000                           over $100,000
Charles E. Heath...................................               $10,001-$50,000                           over $100,000

Interested Directors

H. Kevin Birzer....................................               $50,001-$100,000                          over $100,000
Terry C. Matlack...................................               $50,001-$100,000                          over $100,000

                                      S-13

(1) Based on the closing price of the Company's Common Stock on the NYSE on
   January 31, 2006.

(2) Includes the Company, TYG and TYY. Amounts based on the closing price of common shares of the Company, TYG and TYY on the NYSE on January 31, 2006.

     The following table sets forth the ownership in TTO by the Company's independent directors as of January 11, 2006. The Advisor also serves as the investment advisor to TTO.

                                                                                       Value of             Percent of
                       Name of Director                      Title of Class         Securities (1)           Class (2)
                       ----------------                      --------------         --------------           ---------
       Conrad S. Ciccotello (3)                              Common Shares             $15,000                 0.04%
       John R. Graham (4)                                    Common Shares             $60,000                 0.16%
       Charles E. Heath (5)                                  Common Shares             $45,000                 0.12%

(1) The value of the securities is determined by reference to the most recent price at which TTO sold its common shares, and includes the net value of all warrants to purchase common shares of TTO ("Warrants") held by such director, assuming the Warrants were exercised on January 11, 2006.

(2) The percentage of class is determined by including all shares the director could purchase if the director exercised all Warrants the director holds, but not including the number of shares which could be purchased by all other holders of Warrants if they exercised such Warrants.

(3) Mr. Ciccotello holds these shares jointly with his wife, Elizabeth
   Ciccotello.

(4) These shares are held of record by the John R. Graham Trust U/A 1/3/92, John
   R. Graham, Trustee.

(5) These shares are held of record by the Charles E. Heath Trust No.1 U/A
   2/1/92, Charles E. Heath and Kathleen M. Heath, Trustees.

Control Persons

    As of the date of this Statement of Additional Information, to the knowledge of the Company, no person holds (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of the Company; and the officers and directors of the Company, as a group, own less than one percent of the Company's outstanding securities.

Indemnification of Directors and Officers

    Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The
Charter contains such a provision which eliminates directors' and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

    The Charter authorizes the Company, to the maximum extent permitted by
Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the
Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

                                      S-14

    Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a
Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Investment Advisor

    Tortoise Capital Advisors, L.L.C., a Delaware limited liability company, serves as the Company's investment advisor. The Advisor was formed in October
2002 and has been managing portfolios of MLPs since then. The Advisor also has been managing TYG since it began operations in February 2004, TYY since it began operations in May 2005, and TTO since it began operations in December 2005. TYG is a non-diversified, closed-end management investment company that was created to invest principally in MLPs. TYY is a non-diversified closed-end management investment company that was created to invest principally in MLPs and their affiliates. TTO is a private corporation created to invest primarily in privately held and micro-cap public companies in the U.S. energy infrastructure sector. As of January 31, 2006 , the Advisor had client assets under management of approximately $1.6 billion. The Advisor is located at 10801 Mastin Boulevard,
Suite 222, Overland Park, Kansas 66210.

    The Advisor is controlled equally by Fountain Capital Management, L.L.C.
("Fountain Capital") and Kansas City Equity Partners LC ("KCEP"). Fountain
Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had approximately $2.3 billion of client assets under management as of January 31, 2006, of which approximately $265 million were in energy sector investments. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $100 million. KCEP focuses on private equity investments in the consumer, telecom/media and natural resource distribution and services industries.

    Pursuant to an Advisory Agreement and subject to overall supervision by the
Board of Directors, the Advisor manages the investments of the Company. The
Advisor is responsible for the investment of the Company's portfolio consistent with the Company's investment objective, policies and limitations described in the prospectus and this Statement of Additional Information.

    Day-to-day management of the Company's portfolio is the responsibility of the Advisor's investment committee, which consists of Messrs. Birzer, Hamel,
Malvey, Matlack and Schulte. Messrs. Matlack and Schulte are full-time employees of the Advisor. The other members of the investment committee are not employees of, the Advisor, but are employees of Fountain Capital. All members of the investment committee have undertaken to provide such services as are necessary to fulfill the obligations of the Advisor to the Company. The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of January 31, 2006.
                                                                                   Number of    Total Assets
                                                                                   Accounts      of Accounts
                                                                         Total     Paying a       Paying a
                                                          Number of    Assets of  Performance    Performance
Name of Manager                                           Accounts     Accounts*      Fee            Fee
---------------                                           --------     ---------      ---            ---
H. Kevin Birzer
  Registered investment companies.......................       2       $  1,308        0       $            --
  Other pooled investment vehicles......................       8       $    318        4       $    57,267,579
  Other accounts........................................     213       $  2,185        0       $            --
Zachary A. Hamel
  Registered investment companies.......................       2       $  1,308        0       $            --
  Other pooled investment vehicles......................       8       $    318        4       $    57,267,579
  Other accounts........................................     213       $  2,185        0       $            --
Kenneth P. Malvey
  Registered investment companies.......................       2       $  1,308        0       $            --
  Other pooled investment vehicles......................       8       $    318        4       $    57,267,579

                                      S-15

  Other accounts........................................     213       $  2,185        0       $            --
Terry C. Matlack
  Registered investment companies.......................       2       $  1,308        0       $            --
  Other pooled investment vehicles......................       5       $     84        5       $    84,267,579
  Other accounts........................................     188       $    152        0       $            --
David J. Schulte
  Registered investment companies.......................       2       $  1,308        0       $            --
  Other pooled investment vehicles......................       5       $     84        5       $    84,267,579
  Other accounts........................................     188       $    152        0       $            --
------------

* In millions of dollars.

    The following table sets forth the dollar range of equity securities of the
Company beneficially owned by each of the portfolio managers as of the date of this Statement of Additional Information.

                                                                                                             Aggregate Dollar Range
                                                                                                              of Company Securities
Name of Manager                                                                                           Beneficially Owned by Manager
---------------                                                                                          ------------------------------
H. Kevin Birzer......................................................................................           $50,001-$100,000
Zachary A. Hamel.....................................................................................                 -0-
Kenneth P. Malvey....................................................................................           $10,001-$50,000
Terry C. Matlack.....................................................................................            over $100,000
David J. Schulte.....................................................................................           $10,001-$50,000

    None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receives any direct compensation from the Company or any other of the managed accounts reflected in the table on pages S-15 and S-16. All such accounts are managed by the Advisor or KCEP. Messrs. Schulte and Matlack are full-time employees of the
Advisor and receive a fixed salary for the services they provide. Fountain
Capital is paid a fixed monthly fee, subject to adjustment, for the services of
Messrs. Birzer, Hamel or Malvey. Each of Messrs. Schulte, Matlack, Birzer, Hamel
and Malvey own an equity interest in either KCEP or Fountain Capital, the two entities that control the Advisor, and each thus benefits from increases in the net income of the Advisor, KCEP or Fountain Capital.

    In addition to portfolio management services, the Advisor is obligated to supply the Board of Directors and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, the
Company pays the Advisor quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of the Company's average monthly
Managed Assets. Under a Reimbursement Agreement, the Advisor has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and expenses in an amount equal on an annual basis to
0.25% of the average monthly Managed Assets for the first year of the Company's operations. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding), minus accrued liabilities. The Reimbursement Agreement terminates on the earlier of one year from the Company's initial public offering or the termination of the Advisory
Agreement; and it may be terminated by a vote of a majority of the Company's
Independent Directors.

    The Advisor provides office facilities, personnel and clerical and administrative services (other than services provided by the Company's custodian, accounting agent and administrator, dividend disbursing agent and other service providers) pursuant to the Advisory Agreement with the Company.

    Because the fee paid to the Advisor is determined on the basis of the
Company's Managed Assets, the Advisor's interest in determining whether to leverage the Company may conflict with the interests of the Company. The
Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Company bears all expenses not specifically assumed by the Advisor incurred in the Company's operations. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence and related overhead, including, to the extent services are provided by personnel of the Advisor or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees,
(7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the
Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the

                                      S-16

Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9)
expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Advisor's organization, (16)
pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, indebtedness or issuing and maintaining preferred shares, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company's common shares, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

    The Advisory Agreement provides that the Advisor shall not be subject to any liability in connection with the performance of its services under such agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against the Advisor, in connection with its obligations under the Advisory
Agreement, ends with a determination that the Advisor acted without culpability, the Company will reimburse the Advisor for reasonable attorneys' fees and other expenses. In the event a matter ends without a court ruling on the Advisor's culpability, the issue of whether the Company can reimburse the Advisor will be determined by a committee of Independent Directors who were not party to the suit or by an opinion of independent legal counsel. The Company may advance expenses to the Advisor if (1) a committee of non-party Independent Directors or independent legal counsel determine that the Advisor is likely to prevail, and
(2) the Company is adequately assured of repayment in the event of an adverse result.

    The Advisory Agreement will continue in force until October 31, 2007, and from year to year thereafter, provided such continuance is approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the Advisory
Agreement must be approved annually by vote of a majority of the Independent
Directors. The Advisory Agreement may be terminated by the Advisor or the
Company, without penalty, on sixty (60) days' written notice to the other party.
The Advisory Agreement will terminate automatically in the event of its assignment.

     Prior to the initial offering of the Company's Common Stock, the Advisory
Agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors. In considering the Advisory Agreement, the Board of Directors, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company. In evaluating the Advisory Agreement, the Board of
Directors reviewed materials furnished by the Advisor, including information regarding its affiliates and its personnel, operations and financial condition, all of which the Board of Directors found satisfactory. The Board of Directors also specifically considered the following factors as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Advisor and the team of analysts and portfolio managers, as well as the investment performance of TYG, all of which the Board of Directors concluded was favorable; (2) the breadth of the securities, including Energy Company securities, from which the Advisor would select investments for the Company and the analysis related to those securities, which the Board of Directors concluded should be beneficial to investors; (3)
the advisory fees and expense ratios of the Company, which the Board of
Directors concluded were reasonable given the nature, extent and quality of services expected to be provided by the Advisor, and given the resources to be expended by the Advisor as part of its services to the Company, all in comparison to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; (4) the Board's review of and satisfaction with the Advisor's Code of Ethics and certain other material policies and procedures of the Advisor; and (5) other factors deemed relevant by the Board of Directors, all of which the Board of Directors concluded were beneficial to the Company. The Board of Directors noted and approved that the fee rate would be applicable to all assets under management, including amounts representing borrowings by the Company, even though the Board noted there was a potential conflict of the Advisor in recommending the amount of those borrowings. The Board of Directors did not consider the following factors in its approval of the Advisory Agreement: (1) the performance of the Company, which was not relevant to the Board's determinations because the Company had not yet commenced operations; (2) the benefits to be gained by the Advisor's affiliates and the effect on the Company's stockholders as a result of the Advisor's relationship with the Company, which were not relevant because the Advisor's affiliates do not receive benefits, such as soft-dollar arrangements, as a result of the Advisor's relationship with the Company; and (3) the extent to which economies of scale could be realized by the Company through its growth, which was not relevant because the Company, as a closed-end fund, could not grow through the continuous offering of its shares and was subject to limitations in using leverage. Although the Board considered the likely profitability of the
Advisory Agreement in spite of the initial fee reimbursement, the profits to be realized by the Advisor as a result of its relationship with the Company were not considered as important as other factors because the size of the Company could not be predicted with reasonable certainty and therefore the profits to be realized by the Advisor could not be predicted with reasonable certainty.

                                      S-17

Potential Conflicts of Interest

    The Advisor and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the
Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order. In such cases, when practical, the Advisor will attempt to allocate securities purchased on a pro rata basis, weighted by the asset value of each account. Other factors considered in the allocation of securities include cash balances, risk tolerances and other guideline restrictions.

    It is possible that at times identical securities will be held by the
Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Advisor seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the
Company. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the
Company.

Administrator, Custodian, Transfer Agent and Dividend Paying Agent

    The Company has engaged SEI Investments Mutual Funds Services, One Freedom
Valley Drive Oaks, Pennsylvania 19456, to serve as the Company's administrator and provide administrative and accounting services to the Company. Wachovia
Bank, National Association, 123 S. Broad Street Philadelphia, Pennsylvania
19109, serves as custodian of the Company's cash and investment securities.
Computershare Investor Services, LLC, Two North LaSalle Street Chicago, Illinois
60602, serves as the Company's transfer agent. Computershare Trust Company,
Inc., Two North LaSalle Street Chicago, Illinois 60602, serves as the Company's dividend paying agent, and agent for the Dividend Reinvestment Plan.

Code of Ethics

    The Company and the Advisor have each adopted a Code of Ethics under Rule
17j-1 of the 1940 Act, which is applicable to the officers, directors and designated employees of the Company and the Advisor (collectively, the "Codes").
Subject to certain limitations, the Codes permit those officers, directors and designated employees of the Company and the Advisor (the "Covered Persons") to
invest in securities, including securities that may be purchased or held by the
Company. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of
Covered Persons and the interests of investment advisory clients such as the
Company. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

    The Codes can be reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section,
Washington, D.C. 20549-0102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Advisor is responsible for decisions to buy and sell securities for the
Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Company generally will purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Company also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The
Company may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

                                      S-18

    Payments of commissions to brokers who are affiliated persons of the Company
(or affiliated persons of such persons) will be made in accordance with Rule
17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

    The Advisor may, consistent with the interests of the Company, select brokers on the basis of the research, statistical and pricing services they provide to the Company and the Advisor's other clients. Such research, statistical and pricing services must provide lawful and appropriate assistance to the Advisor's investment decision-making process in order for such research, statistical and pricing services to be considered by the Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by
Section 28(e) of the Exchange Act. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor under its contract. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long-term. The advisory fees that the Company pays to the Advisor will not be reduced as a consequence of the
Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Company will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to the Advisor in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor in carrying out its obligations to the Company. While such services are not expected to reduce the expenses of the Advisor, the Advisor would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through their own staff. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

    One or more of the other investment companies or accounts that the Advisor manages may own from time to time some of the same investments as the Company.
Investment decisions for the Company are made independently from those of other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the
Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the Company's Board of Directors that this advantage, when combined with the other benefits available due to the Advisor's organization, outweigh any disadvantages that may be said to exist from exposure to simultaneous transactions.

    It is not the Company's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will be less than 30%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

                                 NET ASSET VALUE

    The net asset value of the Company's Common Stock is computed based upon the value of the Company's portfolio securities and other assets. Net asset value per share of Common Stock is determined monthly during each month as of the close of the last day of the regular trading session on the NYSE for such month.
The Company calculates net asset value per share of Common Stock by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Company (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of Common Stock.

    Pursuant to an agreement with SEI Investments Mutual Fund Services (the
"Accounting Services Provider"), the Accounting Services Provider will value the assets in the Company's portfolio in accordance with valuation procedures adopted by the Board of Directors (the "Valuation Procedures"). The Accounting
Services Provider will obtain securities market quotations from independent pricing services approved by the Advisor and ratified by the Board of Directors.
Securities for which market quotations are readily available shall be valued at
"market value." Any other securities shall be valued at "fair value."

    Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or

                                      S-19

quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Company's valuation procedures.

If the Accounting Services Provider cannot obtain a market value or the Advisor determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures. The Valuation
Procedures provide that the Advisor will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain pre-approved methodologies will be presented to the Board of Directors or a designated committee thereof for approval at the next regularly scheduled
Board meeting; otherwise approval of the Board shall be sought promptly. The
Valuation Procedures provide for two pre-approved methodologies with respect to restricted securities. First, direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost initially. Second, if a restricted security has a common share counterpart trading in a public market or the security is convertible into publicly traded securities, the security will be valued at a discount from the common share market price based on the restrictions that apply to its resale and/or conversion. The foregoing methods for valuing privately placed securities may be used only as long as the Advisor believes they continue to represent fair value.

                  ADDITIONAL INFORMATION CONCERNING THE AUCTION

General

    Capitalized terms used but not defined in the Statement of Additional
Information shall have the meanings given to such terms in Appendix A to the
Statement of Additional Information.

    Auction Agency Agreement. The Company has entered into the Auction Agency
Agreement (the "Auction Agency Agreement") with the Auction Agent (currently,
The Bank of New York) which provides, among other things, that the Auction Agent will follow the procedures for the Auction (the "Auction Procedures") for purposes of determining the Applicable Rate for the Tortoise Notes so long as the Applicable Rate for Tortoise Notes is to be based on the results of an
Auction.

    Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into Agreements
(collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Company, which provide for the participation of those
Broker-Dealers in Auctions for Tortoise Notes. See "--Broker-Dealers" below.

    Securities Depository. The Depository Trust Company ("DTC") will act as the
Securities Depository for the Agent Members with respect to the Tortoise Notes.
One certificate for the Tortoise Notes will be registered in the name of Cede &
Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Tortoise Notes contained in the Indenture. The Company also will issue stop-transfer instructions to the transfer agent for the
Tortoise Notes. Cede & Co. will be the Holder of record of all Tortoise Notes and owners of the Tortoise Notes will not be entitled to receive certificates representing their ownership interest in the Tortoise Notes.

    DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the
"Agent Member") in Tortoise Notes, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

    The Auction Agent is acting as non-fiduciary agent for the Company in connection with Auctions. In the absence of bad faith or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts. Additionally, in no event will the Auction Agent be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever

                                      S-20

(including, but not limited to, loss of profit), even if the Auction Agent has been advised of the likelihood of such loss and regardless of the form of action.

    The Auction Agent may rely upon, as evidence of the identities of the
Existing Holders of Tortoise Notes, the Auction Agent's registry of Existing
Holders, the results of Auctions and notices from any Broker-Dealer (or other
Person, if permitted by the Company) with respect to transfers described under
"The Auction" in the prospectus and notices from the Company. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

    The Auction Agent may terminate the Auction Agency Agreement upon notice to the Company on a date no earlier than 60 days after such notice. If the Auction
Agent should resign, the Company will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Company may remove the
Auction Agent provided that prior to such removal the Company shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

    After each Auction for Tortoise Notes, the Auction Agent will pay to each
Broker-Dealer, from funds provided by the Company, a service charge at the annual rate of 1% in the case of any Auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Company and the
Broker-Dealers in the case of any Auction immediately preceding a rate period of one year or longer, of the purchase price of Tortoise Notes placed by such
Broker-Dealer at such Auction. For the purposes of the preceding sentence,
Tortoise Notes will be placed by a Broker-Dealer if such Tortoise Notes were (a)
the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a
Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Tortoise Notes as a result of the Auction or (2) a
Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Tortoise Notes as a result of the Auction or (3) a valid Hold
Order.

    The Company may request the Auction Agent to terminate one or more
Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer
Agreement is in effect after such termination.

    The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Company) may participate in Auctions for its own account.
However, the Company, by notice to all Broker-Dealers, may prohibit all
Broker-Dealers from submitting bids in Auctions for their own accounts, provided that they may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Company may submit orders in Auctions, but only if such Orders are not for its own account. If a
Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                              PROXY VOTING POLICIES

    The Company and the Advisor have adopted proxy voting policies and procedures ("Proxy Policy"), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Advisor.
Because of the unique nature of MLPs, the Advisor shall evaluate each MLP proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

    In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Advisor determines it has a conflict or the Advisor determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Advisor will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.
In the event requests for proxies are received with respect to debt securities, the Advisor will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

    The Chief Executive Officer is responsible for monitoring Company actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. The

                                      S-21

Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3)
material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Advisor and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

    If a request for proxy presents a conflict of interest between the Company's stockholders on one hand, and the Advisor, the principal underwriters, or any affiliated persons of the Company, on the other hand, Company management may (1)
disclose the potential conflict to the Board of Directors and obtain consent; or
(2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

    Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2005, is available without charge by calling the Company at 1-800-919-0315. You may also access this information on the SEC's website at http://www.sec.gov. The Company's link on the Advisor's website at www.tortoiseadvisors.com provides a link to all of the Company's reports on the SEC's website.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Company. Ernst & Young
LLP will provide audit services, tax return preparation and assistance and consultation in connection with review of the Company's filings with the SEC.

                                    CUSTODIAN

    Wachovia Bank, National Association, 123 S. Broad Street, Philadelphia,
Pennsylvania 19109, serves as the custodian of the Company's cash and investment securities and performs customary custody services for the Company, including those respecting the Company's foreign assets as required by the 1940 Act. The
Company will pay the Custodian an annual fee of 0.004% of the average daily market value of the Company's domestic assets and 0.015% of the average daily market value of the Company's Canadian assets.

                               INTERNAL ACCOUNTANT

    SEI Investments Mutual Funds Services ("SEI") serves as the Company's internal accountant. The Company pays SEI an annual fee of 0.05% of the
Company's aggregate average daily managed assets up to and including $500 million and 0.04% of the Company's aggregate average daily managed assets exceeding $500 million, subject to a minimum annual fee of $100,000, for the provision of administrative and accounting services to the Company.

                             ADDITIONAL INFORMATION

    A Registration Statement on Form N-2, including amendments thereto, relating to the Tortoise Notes offered hereby, has been filed by the Company with the
SEC. The Company's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration
Statement for further information with respect to the Company and the offering of the Tortoise Notes. Statements contained in the Company's prospectus and this
Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a
Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                      S-22

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise North American Energy Corporation

We have audited the accompanying statement of assets and liabilities of Tortoise
North American Energy Corporation (the Company), including the schedule of investments, as of November 30, 2005, and the related statements of operations, changes in net assets, and financial highlights for the period from October 31,
2005 (commencement of operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Company at November 30, 2005, the results of its operations, changes in its net assets, and its financial highlights for the period from October 31, 2005
(commencement of operations) through November 30, 2005, in conformity with U.S.
generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Kansas City, Missouri
January 6, 2006

                                      F-1

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                              FINANCIAL STATEMENTS
                             SCHEDULE OF INVESTMENTS

                                                                                                 November 30, 2005
                                                                                        ------------------------------------
                                                                                         Shares / Face          Value
                                                                                           Amount (1)
                                                                                        ----------------- ------------------
Master Limited Partnerships--27.8%(2)
Crude/Refined Products Pipeline--21.2%(2)
Enbridge Energy Management, L.L.C.                                                                4,000   $         188,800
Enbridge Energy Partners, L.P.                                                                   79,700           3,666,200
Kinder Morgan Management, L.L.C.(3)                                                             290,131          13,897,275
Magellan Midstream Partners, L.P.                                                                54,700           1,758,605
Pacific Energy Partners, L.P.                                                                    33,000             979,110
Plains All American Pipeline, L.P.                                                               45,300           1,799,316
TEPPCO Partners, L.P.                                                                            31,900           1,173,601
                                                                                                             ---------------
                                                                                                                 23,462,907

Natural Gas Gathering/Processing--1.4%(2)
Energy Transfer Partners, L.P.                                                                   47,300           1,597,321

Natural Gas/Natural Gas Liquid Pipelines--5.2%(2)
Enterprise Products Partners, L.P.                                                              186,210           4,660,836
Northern Border Partners, L.P.                                                                   24,300           1,037,367
                                                                                                             ---------------
                                                                                                                  5,698,203
                                                                                                             ---------------
Total Master Limited Partnerships (Cost $30,526,526)                                                             30,758,431
                                                                                                             ---------------

Canadian Trusts--2.2%(2)
Crude/Refined Products Pipeline--0.6%(2)
Pembina Pipeline Income Fund (CAD)                                                               51,800             697,000

Oil and Gas Royalty Trusts--0.5%(2)
ARC Energy Trust (CAD)                                                                            5,400             116,580
Canadian Oil Sands Trust (CAD)                                                                      600              64,793
Crescent Point Energy Trust (CAD)                                                                 5,700             102,344
Focus Energy Trust (CAD)                                                                          6,000             127,888
Progress Energy Trust (CAD)                                                                      10,700             154,062
                                                                                                             ---------------
                                                                                                                    565,667
                                                                                                             ---------------
Natural Gathering/Processing--0.9%(2)
AltaGas Income Trust (CAD)                                                                       23,000             567,707
Keyera Facilities Income Fund (CAD)                                                              24,000             405,211
                                                                                                             ---------------
                                                                                                                    972,918
                                                                                                             ---------------
Natural Gas/Natural Gas Liquid Pipelines--0.2%(2)
Enbridge Income Fund (CAD)                                                                       20,000             239,973
                                                                                                             ---------------
Total Canadian Trusts (Cost $2,199,156)                                                                           2,475,558
                                                                                                             ---------------

Corporate Bonds--U.S. 4.6%(2)
Crude/Refined Products Pipeline--3.7%(2)
Semgroup, L.P., 8.75%, 11/15/2015(5)                                                         $4,000,000           4,040,000

                                                                                                                (Continued)
                                      F-2

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                              FINANCIAL STATEMENTS
                             SCHEDULE OF INVESTMENTS
                                   (Continued)

                                                                                                 November 30, 2005
                                                                                        ------------------------------------
                                                                                         Shares / Face          Value
                                                                                           Amount (1)
                                                                                        ----------------- ------------------
Natural Gas Gathering/Processing--0.9% (2)
Targa Resources, Inc., 8.50%, 11/01/2013(5)                                                   1,000,000   $       1,022,500
                                                                                                             ---------------
Total Corporate Bonds (Cost $4,952,304)                                                                           5,062,500
                                                                                                             ---------------

Short-Term Investments
Corporate Obligations--Canadian 3.9%(2)
Manufacturer's Life, Discount Note (CAD), 3.10%, 12/20/2005(5)                                5,000,000           4,278,222
                                                                                                             ---------------
Total Corporate Obligations--Canadian (Cost $4,272,364)                                                            4,278,222
                                                                                                             ---------------

Government and Agency Obligations--U.S. 29.6%(2)
U.S. Treasury Bills, 3.91%, 12/15/2005(4)                                                     6,000,000           5,990,888
U.S. Treasury Bills, 3.75%, 12/01/2005(4)                                                    15,200,000          15,200,000
FHLB, Discount Notes, 3.85%, 12/08/2005(4)                                                    7,500,000           7,494,389
FHLB, Discount Notes, 3.82%, 12/05/2005(4)                                                    4,000,000           3,998,302
                                                                                                             ---------------
                                                                                                                 32,683,579
                                                                                                             ---------------

Government Obligations--Canadian 23.0%(2)
Canadian Treasury Bills (CAD), 3.04%, 12/15/2005                                             19,000,000          16,264,964
Canadian Treasury Bills (CAD), 2.91%, 12/01/2005                                             10,600,000           9,084,676
                                                                                                             ---------------
                                                                                                                 25,349,640
                                                                                                             ---------------
Total Government Obligations (Cost $57,882,468)                                                                  58,033,219
                                                                                                             ---------------

Commercial Paper--22.4%(2)
Honda Canada (CAD), 3.20%, 01/06/2006                                                         5,000,000           4,271,757
U.S. Bank, N.A. (CAD), 3.22%, 12/28/2005                                                      5,000,000           4,275,026
CDP Financial (CAD), 3.13%, 12/15/2005                                                        2,700,000           2,311,257
CDP Financial (CAD), 3.13%, 12/16/2005                                                        2,300,000           1,968,672
Citigroup Finance (CAD), 3.25%, 02/10/2006                                                    4,000,000           3,406,645
GE Capital Canada (CAD), 3.22%, 01/17/2006                                                    5,000,000           4,267,518
Wells Fargo Canada (CAD), 3.19%, 01/04/2006                                                   5,000,000           4,272,528
                                                                                                             ---------------
Total Commercial Paper (Cost $24,745,336)                                                                        24,773,403

                                                                                                                (Continued)
                                      F-3

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                              FINANCIAL STATEMENTS
                             SCHEDULE OF INVESTMENTS
                                   (Continued)

                                                                                                 November 30, 2005
                                                                                        ------------------------------------
                                                                                         Shares / Face          Value
                                                                                           Amount (1)
                                                                                        -----------------    ---------------
Canadian Time Deposits--17.8%(2)
Wachovia Corp., 2.98%, 12/01/2005                                                             18,000,000         15,426,808
Wachovia Corp., 2.94%, 12/08/2005                                                              5,000,000          4,285,225
                                                                                                             ---------------
Total Canadian Time Deposits (Cost $19,373,238)                                                                  19,712,033
                                                                                                             ---------------

Canadian Short-Term Investment--4.3%(2)
Fidelity Institutional Cash Fund (CAD)                                                         5,483,788          4,699,853
                                                                                                             ---------------
Total Canadian Short-Term Investment (Cost $4,649,955)                                                            4,699,853
                                                                                                             ---------------

Total Investments--135.6%(2) (Cost $148,601,347)                                                                 149,793,219
Liabilities in Excess of Other Assets--(35.6)(2)                                                                 (39,341,813)
                                                                                                             ----------------
Net Assets--100.0%                                                                                         $     110,451,406
                                                                                                             ===============

Footnotes and Abbreviations
CAD--Canadian Dollar
FHLB--Federal Home Loan Bank
(1) Face amount certificate is stated in U.S. Dollars unless otherwise indicated. (2) Calculated as a percentage of net assets. (3) Security distributions are paid in kind.
(4) Rate reported is the effective yield at time of purchase.
(5) These securities are deemed to be restricted; see Note 8 for further disclosure.

               See Accompanying Notes to the Financial Statements.

                                      F-4

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES

                                                                                                         November 30, 2005
                                                                                                     ---------------------------
Assets
     Investments at value (cost $148,601,347)                                                          $        149,793,219
     Foreign currency at value (cost $1,636,717)                                                                  1,636,717
     Interest and dividend receivable                                                                                60,837
     Prepaid expenses and other assets                                                                               27,376
                                                                                                          -------------------
         Total assets                                                                                           151,518,149
                                                                                                          -------------------

Liabilities
     Payable for investment securities purchased                                                                 40,428,840
     Accrued expenses and other liabilities                                                                         568,323
     Payable to Adviser                                                                                              69,580
                                                                                                          -------------------
         Total liabilities                                                                                       41,066,743
                                                                                                          -------------------
         Net assets applicable to common stockholders                                                  $        110,451,406
                                                                                                          ===================

Net Assets Applicable to Common Stockholders Consist of
     Capital stock, $0.001 par value; 4,612,640 shares issued and outstanding
         (100,000,000 shares authorized)                                                               $              4,613
     Additional paid-in-capital                                                                                 109,089,614
     Undistributed net investment income                                                                            165,425
     Accumulated net realized loss on investments and foreign currency transactions                                    (275)
     Net unrealized gain on investments, foreign currency and translation of other assets
         and liabilities denominated in foreign currency                                                          1,192,029
                                                                                                          -------------------
         Net assets applicable to common stockholders                                                  $        110,451,406
                                                                                                          ===================

     Net Asset Value per share outstanding (net assets applicable to common shares,
         divided by common shares outstanding)                                                         $              23.95
                                                                                                          ===================

               See Accompanying Notes to the Financial Statements.

                                      F-5

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                             STATEMENT OF OPERATIONS

                                                                                                            Period from
                                                                                                        October 31, 2005(1)
                                                                                                              through
                                                                                                         November 30, 2005
                                                                                                     ---------------------------
Investment Income
     Interest income                                                                                      $        246,564
     Dividends from money market mutual funds                                                                       18,192
     Distribution income from master limited partnerships and Canadian trusts                                       14,880
                                                                                                             ---------------
         Total Investment Income                                                                                   279,636
                                                                                                             ---------------

Expenses
     Advisory fees                                                                                                  92,772
     Administrator fees                                                                                              8,493
     Professional fees                                                                                              38,487
     Reports to stockholders                                                                                        54,342
     Directors' fees                                                                                                 7,644
     Custodian fees and expenses                                                                                     1,856
     Registration fees                                                                                               2,541
     Stock transfer agent fees                                                                                       1,121
     Other expenses                                                                                                  3,219
                                                                                                             ---------------
         Total Expenses                                                                                            210,475
     Less expense reimbursement by Advisor                                                                         (23,193)
                                                                                                             ---------------
         Net Expenses                                                                                              187,282
                                                                                                             ---------------
Net Investment Income                                                                                               92,354
                                                                                                             ---------------

Realized and Unrealized Gain on Investments and
     Foreign Currency Transactions
     Net realized gain on investments and foreign currency transactions                                             72,796
     Net unrealized appreciation of investments                                                                  1,191,872
     Net unrealized appreciation of foreign currency and
         translation of other assets and liabilities denominated in foreign currency                                   157
                                                                                                             ---------------
Net Realized and Unrealized Gain                                                                                 1,264,825
                                                                                                             ---------------

Net Increase in Net Assets Applicable to Common Stockholders
     Resulting from Operations                                                                            $      1,357,179
                                                                                                             ===============

(1) Commencement of operations.

               See Accompanying Notes to the Financial Statements.

                                      F-6

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             Period from
                                                                                                     October 31, 2005(1) through
                                                                                                          November 30, 2005
                                                                                                     ----------------------------
Operations
     Net investment income                                                                                $          92,354
     Net realized gain on investments and foreign currency transactions                                              72,796
     Net unrealized appreciation of investments                                                                   1,191,872
     Net unrealized appreciation of foreign currency and translation of other assets and
         liabilities denominated in foreign currency                                                                    157
                                                                                                             ----------------
         Net increase in net assets applicable to common stockholders resulting from operations                   1,357,179
                                                                                                             ----------------

Capital Stock Transactions
     Proceeds from initial public offering of 4,600,000 common shares
     115,000,000 Underwriting discounts and offering expenses associated with the issuance of common stock (6,050,600)
                                                                                                             ----------------
     Net increase in net assets applicable to common stockholders from capital stock transactions               108,949,400
                                                                                                             ----------------
Total increase in net assets applicable to common stockholders                                                  110,306,579

Net Assets
     Beginning of period                                                                                            144,827
                                                                                                             ----------------
     End of period                                                                                        $     110,451,406
                                                                                                             ================
     Undistributed net investment income, at the end of period                                            $         165,425
                                                                                                             ================

(1) Commencement of operations.

               See Accompanying Notes to the Financial Statements.

                                      F-7

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                              FINANCIAL HIGHLIGHTS

                                                                                                               Period from
                                                                                                               October 31,
                                                                                                             2005(1) through
                                                                                                            November 30, 2005
                                                                                                            -------------------
Per Common Share Data (2)
     Public offering price                                                                                    $         25.00
     Underwriting discounts and offering expenses associated with the issuance of common stock                          (1.31)
     Income from Investment Operations:
         Net investment income                                                                                           0.02
         Net realized and unrealized gain on investments                                                                 0.24
                                                                                                                  -------------
              Total increase from investment operations                                                                  0.26
                                                                                                                  -------------
     Net Asset Value, end of period                                                                           $         23.95
                                                                                                                  =============
     Per common share market value, end of period                                                             $         25.00
     Total Investment Return Based on Market Value (3)                                                                  0.00%

Supplemental Data and Ratio
     Net assets applicable to common stockholders, end of period (000's)                                      $         110,451
     Ratio of expenses to average net assets before waiver (4)                                                             2.02%
     Ratio of expenses to average net assets after waiver (4)                                                              1.77%
     Ratio of net investment income to average net assets before waiver (4)                                                0.75%
     Ratio of net investment income to average net assets after waiver (4)                                                 1.00%
     Portfolio turnover rate                                                                                               0.00%
------------

(1)  Commencement of operations.
(2)  Information presented relates to a share of common stock outstanding for the entire period.
(3)  Not annualized. The total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported.
(4)  Annualized for periods less than one full year.

               See Accompanying Notes to the Financial Statements.

                                      F-8

                   TORTOISE NORTH AMERICAN ENERGY CORPORATION

                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2005

1.  Organization
Tortoise North American Energy Corp. (the "Company") was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders.
The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, "RITs") and publicly traded U.S. master limited partnerships (MLPs), with an emphasis on the midstream and downstream North
American energy sector. The Company commenced operations on October 31, 2005.
The Company's shares are listed on the NYSE under the symbol "TYN".

2.  Significant Accounting Policies

A.  Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation
The Company primarily owns securities that are listed on a securities exchange.
The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the
Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the
NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using fair value procedures.

C.  Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

     (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D.  Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges against specific transactions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the statement of operations. The Company recognizes gains or losses at the time forward contracts are extinguished.

E.  Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

                                      F-9

F.  Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the
Company's investments in RITs are generally comprised of income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

G.  Dividends to Stockholders
Dividends to stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. There were no dividends to stockholders for the fiscal period ended November 30, 2005.

H.  Federal Income Taxation
The Company qualifies as a regulated investment company (RIC) under the U.S.
Internal Revenue Code of 1986, as amended (the Code). As a result the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to meeting other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLPs taxable income in computing its own taxable income.

I.  Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs, which amounted to $875,600, related to the issuance of common stock, are charged as a reduction of additional paid-in-capital when the shares are issued. Organizational costs, which amounted to $156,525, were expensed as incurred.

J.  Indemnifications
Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the
Company may enter into contracts that provide general indemnification to other parties. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  Concentration of Risk
The Company's investment objective is to provide stockholders with a high level of total return, with an emphasis on dividend income. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (Energy Companies).
Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of November 30, 2005, the market value of investments in Canadian and United States issues were $81,288,709 (74 percent of net assets) and $68,504,510 (62 percent of net assets), respectively.

                                      F-10

4.  Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise
Capital Advisors, LLC (the Adviser). Under the terms of the agreement, the
Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the
Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (Managed Assets), in exchange for the investment advisory services provided. For the period following the commencement of the
Company's operations through October 31, 2006, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.25 percent of the Company's average monthly Managed Assets.

The Company has engaged SEI Investments Global Funds Services to serve as the
Company's administrator (the Administrator). The Company pays the Administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500 million of the Company's Managed Assets and 0.04 percent on the balance of the
Company's Managed Assets, subject to a minimum annual fee of $100,000.

Wachovia Bank, N.A. serves as custodian of the Company's cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company's domestic assets, and 0.015 percent of the average daily market value of the Company's Canadian assets.

Computershare Investor Services, LLC serves as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5.  Income Taxes
As required, the Company has recorded certain reclassifications within the components of net assets. These reclassifications have no impact on the net asset value of the Company, and are primarily due to offering costs and foreign currency transactions. As of November 30, 2005, the Company increased undistributed net investment income by $230,024, decreased accumulated net realized loss on investments by $73,071 and decreased additional paid in capital by $156,953.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

       Undistributed ordinary income                           $        215,324
       Post-October losses                                                (275)
       Unrealized appreciation                                        1,142,130
                                                                      ---------
       Distributable earnings                                  $      1,357,179
                                                                      =========

Post-October losses represent losses realized on investment transactions from
November 1, 2005 through November 30, 2005 that, in accordance with federal income tax regulations, the Company may elect to defer and treat as having arisen in the following year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.
There were no capital loss carryforwards as of November 30, 2005.

At November 30, 2005, the cost basis of investments for federal income tax purposes was $148,651,246. At November 30, 2005, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

       Gross unrealized appreciation                           $      1,325,676
       Gross unrealized depreciation                                  (183,703)
                                                                      ---------
       Net unrealized appreciation                             $      1,141,973
                                                                      =========

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the marking to market of a passive foreign investment company for federal income tax purposes.

                                      F-11

6.  Restricted Securities
Certain of the Company's investments are restricted. The table below shows the principal amount, acquisition date, acquisition cost and percent of net assets which the securities comprise.

                                                                  Principal      Acquisition     Acquisition    Percent of
                    Company                     Security           Amount            Date           Cost        Net Assets
       ----------------------------------- ------------------- ---------------- --------------- -------------- --------------
       SemGroup, L.P.                        Corporate Bond      $4,000,000        11/04/05      $3,934,931         3.7%

       Targa Resources Inc.                  Corporate Bond      $1,000,000        11/09/05      $1,017,373         0.9
                                                                                                 ----------         ---
                                                                                                 $4,952,304         4.6%
                                                                                                 ==========         ===

7.  Investment Transactions
For the period from October 31, 2005 (commencement of operations) through
November 30, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $37,678,223 and $0 (excluding short-term and government securities), respectively.

8.  Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and
4,612,640 shares outstanding at November 30, 2005. Transactions in common shares for the period October 31, 2005 (commencement of operations) through November
30, 2005, were as follows:

       Beginning shares                                         12,640
       Shares sold through initial public offering           4,600,000
                                                             ---------
       Ending Shares                                         4,612,640
                                                             =========

9.  Subsequent Event
On December 9, 2005, the Company's Board of Directors approved the issuance of up to $40,000,000 of auction rate notes.

                                      F-12

                                  APPENDIX A -
                 SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE

    The following is a summary of certain provisions of the Indenture and
Supplemental Indenture. This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the SEC.

                                   DEFINITIONS

    "`AA' Composite Commercial Paper Rate" on any date means (i) the interest equivalent of (1) the 7-day rate, in the case of a Rate Period which is 7 days or shorter, (2) the 30-day rate, in the case of a Rate Period which is a
Standard Rate Period greater than 7 days but fewer than or equal to 31 days, or
(3) the 180-day rate, in the case of all other Rate Periods, on financial commercial paper on behalf of issuers whose corporate bonds are rated "AA" by
S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the
Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on financial commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such
Commercial Paper Dealers, a nationally recognized dealer in commercial paper of such issues then making such quotations selected by the Company. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Citigroup Global
Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective
Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for financial commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in financial commercial paper of such issuers then making such quotations selected by the Company, and (B) "interest equivalent" of a rate stated on a discount basis for financial commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2)
the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

    "Affiliate" means any person controlled by, in control of or under common control with the Company; provided that no Broker-Dealer controlled by, in control of or under common control with the Company shall be deemed to be an
Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the directors or executive officers of which also is a Director of the Company be deemed to be an Affiliate solely because such director or executive officer also is a Director of the
Company.

    "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

    "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

    "Applicable Rate" means, the rate determined according to paragraph (c)(i)
under "Note Details, Form of Notes and Redemption of Notes--Interest" below.

    "Auction" means each periodic operation of the procedures set forth in
Appendix B -- Auction Procedures.

    "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Company to follow the Auction Procedures for the purpose of determining the Applicable
Rate.

    "Auction Date" means the first Business Day next preceding the first day of a Rate Period for the Tortoise Notes.

    "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix B hereto.

    "Authorized Denominations" means $25,000 and any integral multiple thereof.

    "Beneficial Owner," with respect the Tortoise Notes, means a customer of a
Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of the Tortoise Notes.

                                      A-1

    "Bid" shall have the meaning specified in Appendix B -- Auction Procedures.

    "Bidder" shall have the meaning in Appendix B -- Auction Procedures;
provided, however, that neither the Company nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Company may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

    "Board of Directors" or "Board" means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

    "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the
Auction Procedures, that has been selected by the Company and has entered into a
Broker-Dealer Agreement that remains effective.

    "Broker-Dealer Agreement" means an agreement among the Auction Agent and a
Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction
Procedures.

    "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the
City of New York, New York are authorized or obligated by law to close.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Commercial Paper Dealers" has the meaning set forth in the definition of AA
Composite Commercial Paper Rate.

    "Commission" means the Securities and Exchange Commission.

    "Default Rate" means the Reference Rate multiplied by three (3).

    "Deposit Securities" means cash and any obligations or securities, including short term money market instruments that are Eligible Assets, rated at least
AAA, A-2 or SP-2 by Fitch, except that such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by
Moody's.

    "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the Tortoise Notes), Fitch Discount Factor (if Fitch is then rating the
Tortoise Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

    "Discounted Value" means the quotient of the Market Value of an Eligible
Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

    "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets
(if Moody's or Fitch are then rating the Tortoise Notes) and/or Other Rating
Agency Eligible Assets, whichever is applicable.

    "Existing Holder," with respect to the Tortoise Notes, shall mean a
Broker-Dealer (or any such other Person as may be permitted by the Company) that is listed on the records of the Auction Agent as a holder of Tortoise Notes.

    "Fitch" means Fitch Ratings and its successors at law.

    "Fitch Discount Factor" means the discount factors set forth in the Fitch
Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Fitch's ratings of Tortoise Notes.

    "Fitch Eligible Asset" means assets of the Company set forth in the Fitch
Guidelines as eligible for inclusion in calculating the Discounted Value of the
Company's assets in connection with Fitch's ratings of Tortoise Notes.

    "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of Tortoise Notes.

    "Hold Order" shall have the meaning specified in Appendix B -- Auction
Procedures.

                                      A-2

    "Holder" means, with respect to Tortoise Notes, the registered holder of
Tortoise Notes as the same appears on the books or records of the Company.

    "Interest Payment Date" when used with respect to any Tortoise Notes, means the Stated Maturity of an installment of interest on such Tortoise Notes.

    "LIBOR" means, for purposes of determining the Reference Rate, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or
such other page as may replace that page on that service, or such other service as may be selected by Lehman Brothers Inc. or its successors) as of 11:00 a.m.,
London time, on the day that is the Business Day on the Auction Date or, if the
Auction Date is not a Business Day, the Business Day preceding the Auction Date
(the "LIBOR Determination Date"), or (ii) if such rate does not appear on
Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) Lehman Brothers Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Lehman Brothers Inc.
to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in
The City of New York, New York selected by Lehman Brothers Inc. (after obtaining the Company's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by Lehman Brothers Inc. (after obtaining the Company's approval) that is representative of a single transaction in such market at such time by reference to the principal London office of leading banks in the London interbank market;
provided, however, that if Lehman Brothers Inc. is not a Broker-Dealer or does not quote a rate required to determine LIBOR, LIBOR will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Company to provide such rate or rates not being supplied by
Lehman Brothers Inc.; provided further, that if Lehman Brothers Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be the most recently determinable LIBOR. If the number of Rate Period days shall be
(i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month
LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer
189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x)
252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month
LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

    "Market Value" means the market value of an asset of the Company as determined as follows:

    For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last updated sale price or the market value obtained from a pricing service or the value obtained from a written broker-dealer quotation from a dealer who has made a market in the security. Market value for other securities will mean the value obtained pursuant to the Company's Valuation Procedures. If the market value of a security cannot be obtained, or the Company's investment Advisor determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to methodologies established by the Board of Directors.

    "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to the applicable percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of
Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Company would be in compliance with the Tortoise
Notes Basic Maintenance Amount.

    "Minimum Rate" means, on any Auction Date with respect to a Rate Period of
28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no
Minimum Rate on any Auction Date with respect to a Rate Period of more than the
Standard Rate Period.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

                                      A-3

    "Moody's Discount Factor" means the discount factors set forth in the
Moody's Guidelines for use in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of Tortoise Notes.

    "Moody's Eligible Assets" means assets of the Company set forth in the
Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with Moody's ratings of Tortoise Notes.

    "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of Tortoise Notes.

    "1940 Act Tortoise Notes Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the Investment Company Act, of at least 300%
with respect to all outstanding senior securities representing indebtedness of the Company, including all Outstanding Tortoise Notes (or such other asset coverage as may in the future be specified in or under the Investment Company
Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

    "Notes" means securities of the Company ranking on a parity with the
Tortoise Notes that may be issued from time to time pursuant to the Indenture.

    "Order" shall have the meaning specified in Appendix B--Auction Procedures.

    "Original Issue Date" means, with respect to the Series A Tortoise Notes, ,
2006.

    "Other Rating Agency" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the Tortoise Notes pursuant to the request of the Company.

    "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Company's assets in connection with the
Other Rating Agency's rating of Tortoise Notes.

    "Other Rating Agency Eligible Assets" means assets of the Company set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company's assets in connection with the Other Rating Agency's rating of Tortoise Notes.

    "Other Rating Agency Guidelines" mean the guidelines provided by each Other
Rating Agency, as may be amended from time to time, in connection with the Other
Rating Agency's rating of Tortoise Notes.

    "Outstanding" or "outstanding" means, as of any date, Tortoise Notes theretofore issued by the Company except, without duplication, (i) any Tortoise
Notes theretofore canceled, redeemed or repurchased by the Company, or delivered to the Trustee for cancellation or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Tortoise Notes and (ii) any Tortoise Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) in connection with any Auction, any Tortoise Notes as to which the Company or any person known to the Auction Agent to be an Affiliate of the Company shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (B) for purposes of determining the Tortoise Notes Basic Maintenance Amount, Tortoise
Notes held by the Company shall be disregarded and not deemed Outstanding but
Tortoise Notes held by any Affiliate of the Company shall be deemed Outstanding.

    "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent, which paying agent may be the same as the Trustee or the Auction Agent.

    "Person" or "person" means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

    "Potential Beneficial Owner," with respect to the Tortoise Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Tortoise Notes but that wishes to purchase Tortoise Notes, or that is a Beneficial Owner of
Tortoise Notes of that wishes to purchase additional Tortoise Notes.

                                      A-4

    "Potential Holder," with respect to the Tortoise Notes, shall mean a
Broker-Dealer (or any such other person as may be permitted by the Company) that is not an Existing Holder of Tortoise Notes or that is an Existing Holder of
Tortoise Notes that wishes to become the Existing Holder of additional Tortoise
Notes.

    "Rate Period" means, with respect to the Tortoise Notes, the period commencing on the Original Issue Date thereof and ending on the date specified on the Original Issue Date thereof and thereafter, the period commencing on the day following each Rate Period and ending on the day established by the Company.

    "Rating Agency" means each of Fitch (if Fitch is then rating Tortoise
Notes), Moody's (if Moody's is then rating Tortoise Notes) and any Other Rating
Agency.

    "Rating Agency Guidelines" mean Fitch Guidelines (if Fitch is then rating
Tortoise Notes), Moody's Guidelines (if Moody's is then rating Tortoise Notes)
and any Other Rating Agency Guidelines.

    "Redemption Date", when used with respect to any Tortoise Note to be redeemed, means the date fixed for such redemption by or pursuant to the
Indenture.

    "Redemption Price", when used with respect to any Tortoise Note to be redeemed, means the price at which it is to be redeemed pursuant to the
Indenture.

    "Reference Rate" means, with respect to the determination of the Maximum
Rate and Default Rate, the greater of (1) applicable AA Composite Commercial
Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury
Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR
Rate.

    "Securities Act" means the Securities Act of 1933, as amended from time to time.

    "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the
Company that agrees to follow the procedures required to be followed by such securities depository in connection with the Tortoise Notes Series A.

    "Sell Order" shall have the meaning specified in Appendix B--Auction
Procedures.

    "Special Rate Period" means a Rate Period that is not a Standard Rate
Period.

    "Specific Redemption Provisions" means, with respect to any Special Rate
Period of more than one year, either, or any combination of a period (a
"Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the Tortoise Notes subject to such Special Rate
Period are not subject to redemption at the option of the Company consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the Tortoise
Notes subject to such Special Rate Period shall be redeemable at the Company's option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accumulated but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

    "Standard Rate Period" means a Rate Period of 28 days.

     "Stated Maturity" with respect to Tortoise Notes Series A shall mean , 20 .

    "Submission Deadline" means 1:00 p.m., Eastern Standard time, on any Auction
Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

    "Submitted Bid" shall have the meaning specified in Appendix B--Auction
Procedures.

    "Submitted Hold Order" shall have the meaning specified in Appendix
B--Auction Procedures.

    "Submitted Order" shall have the meaning specified in Appendix B--Auction
Procedures.

    "Submitted Sell Order" shall have the meaning specified in Appendix
B--Auction Procedures.

                                      A-5

    "Sufficient Clearing Bids" shall have the meaning specified in Appendix
B--Auction Procedures.

    "Tortoise Notes Basic Maintenance Amount" as of any Valuation Date has the
meaning set forth in the Rating Agency Guidelines.

    "Tortoise Notes Series A" means the Series A Tortoise Notes or any other
Notes designated under the Indenture as Series A Tortoise Notes.

    "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate
Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of
30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal
Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Company by at least three recognized dealers in U.S. Government securities selected by the Company.

    "Trustee" means The Bank of New York Trust Company, N.A. or such other person who is named as a trustee pursuant to the terms of the Indenture.

    "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation
Date may occur on any other date established by the Company; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which Tortoise Notes Series A initially are issued.

               NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

Interest

    (a) The Holders of Tortoise Notes shall be entitled to receive interest payments on their Tortoise Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) below. Interest on the Outstanding Tortoise Notes issued on the Original Issue Date shall accumulate from the Original Issue Date.

    (b)(i) Interest shall be payable, subject to subparagraph (b)(ii) below, on the Tortoise Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate
Period is greater than 30 days, then on a monthly basis on the first Business
Day of each month within such Rate Period (but not including the initial Rate
Period) and on the Business Day following the last day of such Rate Period.

        (ii) If a day for payment of interest resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Interest Payment
    Date shall be the first Business Day following such day for payment of interest in the case of the Tortoise Notes designated as "Series A."

        (iii) The Company shall pay to the Paying Agent not later than 3:00
    p.m., New York City time, on the Business Day next preceding each Interest
    Payment Date for the Tortoise Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Tortoise Notes on such Interest
    Payment Date. The Company shall not be required to establish any reserves for the payment of interest.

        (iv) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

        (v) Each interest payment on the Tortoise Notes shall be paid on the
    Interest Payment Date therefor to the Holders of such notes as their names appear on the security ledger or security records of the Company on the
    Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Company on such date, not

                                      A-6

    exceeding 15 days preceding the payment date thereof, as may be fixed by the
    Board of Directors. No interest will be payable in respect of any interest payment or payments which may be in arrears.

    (c)(i) The interest rate on Outstanding Tortoise Notes during the period from and after the Original Issue Date to and including the last day of the initial Rate Period therefor shall be equal to % (see ss.2.01(a)(i) of the
Supplemental Indenture). For each subsequent Rate Period with respect to the
Tortoise Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an
Auction for any subsequent Rate Period of Tortoise Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Tortoise Notes being the subject of Submitted Hold
Orders), then the interest rate on the Tortoise Notes for any such Rate Period shall be the Maximum Rate (except during a Default Period (as defined below)
when the interest rate shall be the Default Rate, as set forth in (c)(ii)
below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Tortoise Notes are subject (or are deemed to be subject)
to Hold Orders. The rate per annum at which interest is payable on Tortoise
Notes as determined pursuant to this paragraph (c)(i) shall be the "Applicable
Rate." For Standard Rate Periods or shorter periods only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate.

        (ii) Subject to the cure provisions below, a "Default Period" will commence on any date the Company fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A)
    the full amount of any declared interest payable on the Interest Payment
    Date (an "Interest Default") or (B) the full amount of any redemption price
    (the "Redemption Price") payable on the date fixed for redemption (the
    "Redemption Date") (a "Redemption Default") and together with an Interest
    Default, hereinafter referred to as "Default"). Subject to the cure provisions of (c)(iii) below, a Default Period with respect to an Interest
    Default or a Redemption Default shall end on the Business Day on which, by
    12:00 noon, New York City time, all unpaid interest and any unpaid
    Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the
    Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period;
    provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to the Tortoise Notes.

        (iii) No Default Period with respect to an Interest Default or
    Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment Date or
    Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

        (iv) The amount of interest payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof)
    that such Tortoise Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one (1) year or more, the amount of interest per Tortoise Note payable on any Interest
    Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

    (d) Any Interest Payment made on Tortoise Notes shall first be credited against the earliest accrued but unpaid interest due.

Redemption

    (a)(i) After the initial Rate Period, subject to the provisions of the
Indenture and to the extent permitted under the Investment Company Act, the
Company may, at its option, redeem in whole or in part out of funds legally available therefor Tortoise Notes designated in the Indenture as (A) having a
Rate Period of one year or less, on the Business Day after the last day of such
Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption ("Redemption Price"), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific
Redemption Provisions at the time of the designation of such Rate Period as set forth in the Indenture; provided, however, that during a Rate Period of more than one year no

                                      A-7

Tortoise Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Rate
Period. Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this paragraph (a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (a)
the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to
Holders of Tortoise Notes by reason of the redemption of such Tortoise Notes on such date fixed for the redemption and (b) the Company would have Eligible
Assets with an aggregate Discounted Value at least equal the Tortoise Notes
Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) below shall be applicable in such circumstances in the event the Company makes the deposit and takes the other action required thereby.

        (ii) If the Company fails to maintain, as of any Valuation Date,
    Eligible Assets with an aggregate Discounted Value at least equal to the
    Tortoise Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Tortoise Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Tortoise Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Tortoise Notes Asset Coverage as of such last Business
    Day (each an "Asset Coverage Cure Date"), the Tortoise Notes will be subject to mandatory redemption out of funds legally available therefor. The principal amount of Tortoise Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of Tortoise Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company having Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act Tortoise Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of Tortoise Notes the redemption of which would have such result, all Tortoise Notes then Outstanding will be redeemed), and (B) the maximum principal amount of Tortoise Notes that can be redeemed out of funds expected to be available therefor on the Mandatory
    Redemption Date at the Mandatory Redemption Price set forth in subparagraph
    (a)(iii) below.

        (iii) In determining the Tortoise Notes required to be redeemed in accordance with the foregoing subparagraph (a)(ii), the Company shall allocate the principal amount of Tortoise Notes required to be redeemed to satisfy the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise
    Notes Asset Coverage, as the case may be, pro rata among the Holders of
    Tortoise Notes in proportion to the principal amount of Tortoise Notes they hold, by lot or such other method as the Company shall deem equitable, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph
    (a)(ii) above no later than 40 days after the Asset Coverage Cure Date (the
    "Mandatory Redemption Date"), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the principal amount of Tortoise Notes which would be required to be redeemed by the Company under clause (A) of subparagraph
    (a)(ii) above if sufficient funds were available, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption
    Date, the Company shall redeem those Tortoise Notes, and other Notes, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to paragraph (b) below to record owners of the Tortoise Notes to be redeemed and the Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified principal amount of Tortoise Notes with respect to a redemption required under subparagraph (a)(ii) above, by 1:00 p.m., New York City time, of the
    Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Tortoise Notes are to be redeemed pursuant to this subparagraph (iii), the principal amount of Tortoise Notes to be redeemed shall be redeemed pro rata from the Holders of such Tortoise Notes in proportion to the principal amount of such Tortoise Note held by such
    Holders, by lot or by such other method as the Company shall deem fair and equitable, subject, however, to the terms of any applicable Specific
    Redemption Provisions. "Mandatory Redemption Price" means the Redemption
    Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable
    Specific Redemption Provisions.

    (b) In the event of a redemption pursuant to paragraph (a) above, the
Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the
Investment Company Act or any successor provision. In addition, the Company shall deliver a notice of redemption to the Auction Agent and the Trustee (the
"Notice of Redemption") containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(i) above, at least three Business Days prior to the giving of notice to the Holders and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of Tortoise Notes called for redemption by electronic or other reasonable means not later than the close of business on the Business Day immediately following the day on which the
Trustee determines the Tortoise Notes to be redeemed (or, during a Default
Period with respect to such Tortoise Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives
Notice of Redemption from the Company). The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for

                                      A-8

redemption by providing the Notice of Redemption to each Holder of Tortoise
Notes called for redemption, the Paying Agent (if different from the Trustee)
and the Securities Depository. Notice of Redemption will be addressed to the registered owners of Tortoise Notes at their addresses appearing on the books or records of the Company. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the principal amount and identity of Tortoise Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein and any redemption premium, if any), (4) that interest on the Tortoise Notes to be redeemed will cease to accrue on such date fixed for redemption, (5) the applicable CUSIP number(s), and (6) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all Tortoise
Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of Tortoise Notes to be redeemed from such Holder.

    (c) Notwithstanding the provisions of paragraph (a) above, no Tortoise Notes may be redeemed unless all interest on the Outstanding Tortoise Notes and all
Notes of the Company ranking on a parity with the Tortoise Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all
Outstanding Tortoise Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by,
Holders of all Outstanding Tortoise Notes.

    (d) Upon the deposit of funds sufficient to redeem any Tortoise Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) above, interest on such Tortoise Notes shall cease to accrue and such Tortoise Notes shall no longer be deemed to be Outstanding for any purpose
(including, without limitation, for purposes of calculating whether the Company has maintained the requisite Tortoise Notes Basic Maintenance Amount or the 1940
Act Tortoise Notes Asset Coverage), and all rights of the Holder of the Tortoise
Notes so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified in the Indenture, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The
Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(1) the aggregate redemption price of the Tortoise Notes called for redemption on such date and (2) such other amounts, if any, to which Holders of the
Tortoise Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company, after which time the
Holders of Tortoise Notes so called for redemption may look only to the Company for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Company shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

    (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem Tortoise Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any
Tortoise Notes for which such Notice of Redemption has been given.
Notwithstanding the fact that the Company may not have redeemed any Tortoise
Notes for which a Notice of Redemption has been given, interest may be paid on the Tortoise Notes and shall include those Tortoise Notes for which Notice of
Redemption has been given but for which deposit of funds has not been made.

    (f) All moneys paid to the Paying Agent for payment of the redemption price of any Tortoise Notes called for redemption shall be held in trust by the Paying
Agent for the benefit of Holders of Tortoise Notes to be redeemed.

    (g) So long as any Tortoise Notes are held of record by the nominee of the
Securities Depository, the redemption price for such Tortoise Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

    (h) Except for the provisions described above, nothing contained in the
Indenture limits any right of the Company to purchase or otherwise acquire any
Tortoise Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, the Tortoise Notes for which Notice of Redemption has been given and the Company is in compliance with the 1940 Act Tortoise Notes Asset
Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the Outstanding
Tortoise Notes are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Directors.

                                      A-9

    (i) The Board of Directors may, without further consent of the holders of the Tortoise Notes or the holders of shares of capital stock of the Company, authorize, create or issue any class or series of Notes, including other series of Tortoise Notes, ranking prior to or on a parity with the Tortoise Notes to the extent permitted by the Investment Company Act, if, upon issuance, either
(A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Tortoise Notes) are deposited with the
Trustee in accordance with paragraph (d) above, Notice of Redemption as contemplated by paragraph (b) above has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding
Tortoise Notes or (B) the Company would meet the 1940 Act Tortoise Notes Asset
Coverage, the Tortoise Notes Basic Maintenance Amount and the requirements set forth below in "Certain Other Restrictions."

    (j) If any Tortoise Notes are to be redeemed and such Tortoise Notes are held by the Securities Depository, the Company shall include in the notice of redemption delivered to the Securities Depository: (1) under an item entitled
"Publication Date for Securities Depository Purposes", the Interest Payment Date
prior to the Redemption Date, and (2) an instruction to the Securities
Depository to (a) determine on such Publication Date after the Auction held on the immediately preceding Auction Date has settled, the Depository participants whose Securities Depository positions will be redeemed and the principal amount of such Tortoise Notes to be redeemed from each such position (the "Securities
Depository Redemption Information"), and (b) notify the Auction Agent immediately after such determination of (A) the positions of the Depository
Participants in such Tortoise Notes immediately prior to such Auction settlement, (B) the positions of the Depository Participants in such Tortoise
Notes immediately following such Auction settlement and (C) the Securities
Depository Redemption Information. "Publication Date" shall mean three Business
Days after the Auction Date next preceding such Redemption Date.

Designation of Rate Period

    The initial Rate Period for the Tortoise Notes shall be days. The Company will designate the duration of subsequent Rate Periods of the Tortoise Notes;
provided, however, that no such designation is necessary for a Standard Rate
Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided in the Indenture, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, Tortoise Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if the Company shall have mailed a
Notice of Redemption with respect to any Tortoise Notes, the redemption price with respect to such Tortoise Notes shall have been deposited with the Paying
Agent, and (5) in the case of the designation of a Special Rate Period, the
Company has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted
Value at least equal to the Tortoise Notes Basic Maintenance Amount, and the
Company has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

    If the Company proposes to designate any Special Rate Period, not fewer than
7 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Company by telephonic or other means to the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Company proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Company will by 3:00 p.m., New York City time, on the second
Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption
Provisions, or (y) its determination not to proceed with such Special Rate
Period, in which latter event the succeeding Rate Period shall be a Standard
Rate Period.

    No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Company shall deliver to the Auction Agent and Trustee, who will promptly deliver to the
Broker-Dealers and Existing Holders, either:

        (i) a notice stating (A) that the Company has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption
    Provisions; or

        (ii) a notice stating that the Company has determined not to exercise its option to designate a Special Rate Period.

If the Company fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed
Special Rate Period, the Company shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

                                      A-10

Restrictions on Transfer

    Tortoise Notes may be transferred only (1) pursuant to an order placed in an
Auction, (2) to or through a Broker-Dealer or (3) to the Company or any
Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an
Auction will not be effective unless the selling Existing Holder or the Agent
Member of such Existing Holder, in the case of an Existing Holder whose Tortoise
Notes are listed in its own name on the books of the Auction Agent, or the
Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Tortoise Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Tortoise
Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 Act Tortoise Notes Asset Coverage

    The Company shall maintain, as of the last Business Day of each month in which any Tortoise Notes are Outstanding, asset coverage with respect to the
Tortoise Notes which is equal to or greater than the 1940 Act Tortoise Notes
Asset Coverage; provided, however, that subparagraph (a)(ii) of "Redemption"
above shall be the sole remedy in the event the Company fails to do so.

Tortoise Notes Basic Maintenance Amount

    So long as the Tortoise Notes are Outstanding and any Rating Agency is then rating the Tortoise Notes, the Company shall maintain, as of each Valuation
Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Tortoise Notes Basic Maintenance Amount; provided, however, that subparagraph (a)(ii) of "Redemption" above shall be the sole remedy in the event the Company fails to do so.

Certain Other Restrictions

    For so long as any Tortoise Notes are Outstanding and any Rating Agency is
then rating the Tortoise Notes, the Company will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to the Tortoise
Notes.

    For so long as any Tortoise Notes are Outstanding, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other shares of capital stock of the Company) upon any class of shares of capital stock of the Company, unless, in every such case, immediately after such transaction, the 1940 Act
Tortoise Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred stock of capital stock of the Company if the Tortoise Notes and any other senior securities representing indebtedness of the Company have an asset coverage of at least 200%
at the time of declaration thereof, after deducting the amount of such dividend.

    A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of capital stock of the Company is prohibited (1) at any time that an Event of Default under the Indenture has occurred and is continuing, (2) if after giving effect to such declaration, the
Company would not have Eligible Assets with an aggregate Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or the 1940 Act
Tortoise Notes Asset Coverage, or (3) the Company has not redeemed the full amount of Tortoise Notes required to be redeemed by any provisions for mandatory redemption contained in the Indenture.

Compliance Procedures For Asset Maintenance Tests

    For so long as any Tortoise Notes are Outstanding and any Rating Agency is
then rating such Tortoise Notes:

    (a) As of each Valuation Date, the Company shall determine in accordance with the procedures specified in the Indenture (1) the Market Value of each
Eligible Asset owned by the Company on that date, (2) the Discounted Value of each such Eligible Asset using the Discount Factors, (3) whether the Tortoise
Notes Basic Maintenance Amount is met as of that date, (4) the value of the total assets of the Company, less all liabilities, and (5) whether the 1940 Act
Tortoise Notes Asset Coverage is met as of that date.

    (b) Upon any failure to maintain the required Tortoise Notes Basic
Maintenance Amount or 1940 Act Tortoise Notes Asset Coverage on any Valuation
Date, the Company may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Tortoise Notes outside of an Auction or in the event of a failure to file a Rating Agency
Certificate (as defined below) on a timely basis, submitting the requisite
Rating Agency Certificate) to re-attain (or certify in the case

                                      A-11

of a failure to file on a timely basis, as the case may be) the required
Tortoise Notes Basic Maintenance Amount or 1940 Act Tortoise Notes Asset
Coverage on or prior to the Asset Coverage Cure Date.

    (c) Compliance with the Tortoise Notes Basic Maintenance Amount and 1940 Act
Tortoise Notes Asset Coverage tests shall be determined with reference to those
Tortoise Notes which are deemed to be Outstanding.

    (d) The Company shall deliver to each Rating Agency which is then rating
Tortoise Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Tortoise Notes Asset Coverage, Tortoise Notes Basic
Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a
"Rating Agency Certificate").

    (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Company shall be deemed to have failed to maintain the Tortoise Notes Basic Maintenance Amount or the 1940 Act Tortoise Notes Asset Coverage, as the case may be, on such
Valuation Date for purposes of paragraph (b) above. In the event that any Rating
Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the
Company shall be deemed to have failed to have Eligible Assets with an aggregate
Discounted Value at least equal to the Tortoise Notes Basic Maintenance Amount or to meet the 1940 Tortoise Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

Delivery of Notes

    Upon the execution and delivery of the Indenture, the Company shall execute and deliver to the Trustee, and the Trustee shall authenticate, the Tortoise
Notes and deliver them to The Depository Trust Company as provided in the
Indenture.

    Prior to the delivery by the Trustee of any of the Tortoise Notes, there shall have been filed with or delivered to the Trustee the following:

    (a) A resolution duly adopted by the Company, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of the
Supplemental Indenture and the issuance of the Tortoise Notes;

    (b) Duly executed copies of the Supplemental Indenture and a copy of the
Indenture;

    (c) Rating letters from each Rating Agency rating the Tortoise Notes; and

    (d) An opinion of counsel and an officer's certificate pursuant to the requirements of the Indenture.

Trustee's Authentication Certificate

    The Trustee's authentication certificate upon the Tortoise Notes shall be substantially in the form provided in the Supplemental Indenture. No Tortoise
Note shall be secured under the Indenture entitled to the benefit of the
Indenture, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the
Trustee; and such certificate of the Trustee upon any Tortoise Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Tortoise Notes issued.

                           EVENTS OF DEFAULT; REMEDIES

Events of Default

    An "Event of Default" means any one of the following events set forth below
(whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body:

    (a) default in the payment of any interest upon any series of Tortoise Notes when it becomes due and payable and the continuance of such default for thirty
(30) days; or

                                      A-12

    (b) default in the payment of the principal of, or any premium on, any series of Tortoise Notes at its Stated Maturity; or

    (c) default in the performance, or breach, of any covenant or warranty of the Company in the Indenture, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Company by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default;" or

    (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the
Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

    (e) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable
Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

    (f) if, pursuant to Section 18(a)(1)(c)(ii) of the 1940 Act on the last business day of each of twenty-four (24) consecutive calendar months, the 1940
Act Tortoise Notes Asset Coverage is less than 100%;

    (g) a default in the payment of any Redemption Price for a series of
Tortoise Notes payable on the date fixed for redemption; or

    (h) any other "event of default" specifically set forth in the supplemental indenture executed in connection with any series of Tortoise Notes. (The
Supplemental Indenture executed in connection with this offering does not contain any additional events of default.)

    Unless otherwise noted, an Event of Default that relates only to one series of Tortoise Notes will not affect any other series and the holders of such other series of Tortoise Notes will not receive notice of such a default because a default under one series does not automatically result in a default under any other series.

Acceleration of Maturity; Rescission and Annulment

    If an Event of Default with respect to Tortoise Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of that series may declare the principal amount of all the Tortoise Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to Tortoise Notes of any series at the time Outstanding occurs, the principal amount of all the Tortoise Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any holder, become immediately due and payable.

    At any time after such a declaration of acceleration with respect to
Tortoise Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

    (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

        (i) all overdue interest on all Tortoise Notes of that series,

                                      A-13

        (ii) the principal of (and premium, if any, on) any Tortoise Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Tortoise Notes,

        (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such
    Tortoise Notes,

        (iv) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

    (b) all Events of Default with respect to Tortoise Notes of that series, other than the non-payment of the principal of Tortoise Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

    No such rescission shall affect any subsequent default or impair any right consequent thereon.

Collection of Indebtedness and Suits for Enforcement by Trustee

    The Company covenants that if:

    (a) default is made in the payment of any interest on any Tortoise Notes when such interest becomes due and payable and such default continues for a period of 90 days, or

    (b) default is made in the payment of the principal of (or premium, if any,
on) any Tortoise Notes at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the holders of such Tortoise Notes, the whole amount then due and payable on such Tortoise Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Tortoise
Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

    If an Event of Default with respect to Tortoise Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the holders of Tortoise Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy. The Trustee may require indemnification from the Holders for the costs it may incur before it enforces any right of the Holders under the Indenture.

Application of Money Collected

    Any money collected by the Trustee pursuant to the provisions of the
Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Tortoise Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST: To the payment of all amounts due the Trustee under the Indenture;

    SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Tortoise Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such
Tortoise Notes for principal and any premium and interest, respectively.

    and

    THIRD: To the Company.

Limitation On Suits

    No holder of any Tortoise Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless

                                      A-14

    (a) such holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Tortoise Notes of that series;

    (b) the holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of that series shall have made written request to the
Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee;

    (c) such holder or holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

    (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

    (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the Outstanding Tortoise Notes of that series;

it being understood and intended that no one or more of such holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such holders, or to obtain or to seek to obtain priority or preference over any other of such holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such holders.

Unconditional Right of Holders to Receive Principal, Premium and Interest

    Notwithstanding any other provision in the Indenture, the holder of any
Tortoise Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such Tortoise Notes on the respective Stated Maturities expressed in such Tortoise Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such holder.

Restoration of Rights and Remedies

    If the Trustee or any holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding had been instituted.

Rights and Remedies Cumulative

    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Tortoise Notes, no right or remedy conferred upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Control By Holders

    The holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Tortoise Notes of such series, provided that

    (1) such direction shall not be in conflict with any rule of law or with the
Indenture, and

    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                                      A-15

Waiver of Past Defaults

    The holders of not less than a majority in principal amount of the
Outstanding Tortoise Notes of any series may on behalf of the holders of all the
Tortoise Notes of such series waive any past default under the Indenture with respect to such series and its consequences, except a default

    (1) in the payment of the principal of or any premium or interest on any
Tortoise Notes of such series, or

    (2) in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each Outstanding Tortoise Notes of such series affected.

    Upon any such waiver, such default shall cease to exist, and any Event of
Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                     SATISFACTION AND DISCHARGE OF INDENTURE

    The Indenture shall upon request of the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any Tortoise Notes expressly provided for in the Indenture or in the terms of such security), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of the
Indenture, when

    (a) Either:

        (i) all Tortoise Notes theretofore authenticated and delivered (other than (1) Tortoise Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2) Tortoise
    Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the
    Company or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

        (ii) all such Tortoise Notes not theretofore delivered to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of this subsection
    (ii) has deposited or caused to be deposited with the Trustee as trust funds in trust money in an amount sufficient to pay and discharge the entire indebtedness on such Tortoise Notes not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Tortoise Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

    (b) the Company has paid or caused to be paid all other sums payable under the Indenture by the Trust; and

    (c) the Company has delivered to the Trustee an Officers' Certificate and an
Opinion of Counsel, each stating that all conditions precedent in the Indenture provided for relating to the satisfaction and discharge of the Indenture have been complied with.

Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Company to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (ii) of paragraph (a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

                                   THE TRUSTEE

Certain Duties and Responsibilities

    (1) Except during the continuance of an Event of Default,

        (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture and as required by the Trust
    Indenture Act, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

        (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions which by any provision of the
    Indenture are

                                      A-16

     specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

    (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

    (3) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

    (4) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer
(software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

    (5) No provision of the Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

        (A) this Subsection shall not be construed to limit the effect of
Subsection (1)(A) of this Section;

        (B) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the
    Trustee was negligent in ascertaining the pertinent facts;

        (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in principal amount of the Outstanding Tortoise
    Notes of any series, determined as provided in the Indenture, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture with respect to the Tortoise Notes of such series; and

        (D) no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Notice of Defaults

    If a default occurs under the Indenture with respect to Tortoise Notes of any series, the Trustee shall give the Holders of Tortoise Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act;
provided, however, that in the case of any default with respect to Tortoise
Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose hereof, the term "default"
means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Tortoise Notes of such series.

Certain Rights of Trustee

    Subject to the provisions under "Certain Duties and Responsibilities" above:

    (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of
Directors shall be sufficiently evidenced by a Board Resolution;

                                      A-17

    (c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

    (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to the Indenture, unless such holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the
Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

    (g) the Trustee may execute any of the trusts or powers or perform any duties under the Indenture either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it;

    (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the
Indenture;

    (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Tortoise Notes and the Indenture;

    (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities under the Indenture;

    (k) the Trustee may request that the Company deliver an Officers'
Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which Officers' Certificate may be signed by any person authorized to sign an
Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded; and

    (l) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Compensation and Reimbursement

    The Company agrees:

    (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (b) except as otherwise expressly provided in the Indenture, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the
Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

    (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee)
incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts under the Indenture,

                                      A-18

including the costs and expenses of defending itself against any claim (whether asserted by the Company, a holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties under the Indenture.

    When the Trustee incurs expenses or renders services in connection with an
Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

    The foregoing provisions shall survive the termination of the Indenture.

Conflicting Interests

    If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to Tortoise Notes of more than one series.

Resignation and Removal; Appointment of Successor

    No resignation or removal of the Trustee and no appointment of a successor
Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

    The Trustee may resign at any time with respect to the Tortoise Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

    The Trustee may be removed at any time with respect to the Tortoise Notes of any series by Act of the holders of a majority in principal amount of the
Outstanding Tortoise Notes of such series, delivered to the Trustee and to the
Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Tortoise Notes of such series.

    If at any time:

    (a) the Trustee shall fail to comply with its obligation to remove itself when it has conflicting interests (see "-- Conflicting Interests" above) after written request therefor by the Company or by any holder who has been a bona fide holder of Tortoise Notes for at least six months, or

    (b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Company or by any such holder, or

    (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to all Tortoise Notes, or (2) any holder who has been a bona fide holder of Tortoise Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Tortoise Notes and the appointment of a successor Trustee or Trustees.

    If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Tortoise Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the
Tortoise Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Tortoise Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Tortoise Notes of any particular series) and shall comply with the applicable requirements of the Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Tortoise Notes of any series shall be appointed by Act of the holders of a majority in principal amount of the
Outstanding Tortoise Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of the Indenture, become the

                                      A-19

successor Trustee with respect to the Tortoise Notes of such series and to that extent supersede the successor Trustee appointed by the Company.

    If no successor Trustee with respect to the Tortoise Notes of any series shall have been so appointed by the Company or the holders and accepted appointment in the manner so required, any holder who has been a bona fide holder of Tortoise Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the
Tortoise Notes of such series.

    The Company shall give notice of each resignation and each removal of the
Trustee with respect to the Tortoise Notes of any series and each appointment of a successor Trustee with respect to the Tortoise Notes of any series to all holders of Tortoise Notes of such series in the manner provided. Each notice shall include the name of the successor Trustee with respect to the Tortoise
Notes of such series and the address of its Corporate Trust Office.

Acceptance of Appointment by Successor

    In case of the appointment of a successor Trustee with respect to all
Tortoise Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the
Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor
Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee under the Indenture.

    In case of the appointment of a successor Trustee with respect to the
Tortoise Notes of one or more (but not all) series, the Company, the retiring
Trustee and each successor Trustee with respect to the Tortoise Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring
Trustee is not retiring with respect to all Tortoise Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the
Tortoise Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such
Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts administered under the Indenture by any other such Trustee;
and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Tortoise Notes of that or those series to which the appointment of such successor Trustee relates.

    Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

Merger, Conversion, Consolidation or Succession to Business

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto.
In case any Tortoise Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the
Tortoise Notes so authenticated with the same effect as if such successor
Trustee had itself authenticated such Tortoise Notes.

                                      A-20

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Company May Consolidate, Etc., Only On Certain Terms

    The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

    (a) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Tortoise Notes and the performance or observance of every covenant of the Indenture on the part of the Company to be performed or observed;

    (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any subsidiary as a result of such transaction as having been incurred by the Company or such subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

    (c) the Company has delivered to the Trustee an Officers' Certificate and an
Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this provision and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

Successor Substituted

    Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if such successor Person had been named as the Company in the
Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the
Tortoise Notes.

                       DEFEASANCE AND COVENANT DEFEASANCE

Defeasance and Discharge

    Upon the Company's exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall be deemed to have been discharged from its obligations, with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions set forth in the Indenture are satisfied (hereinafter called "Defeasance"). For this purpose, such
Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Tortoise Notes and to have satisfied all its other obligations under such Tortoise Notes and the Indenture insofar as such Tortoise Notes are concerned (and the Trustee, at the expense of the
Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged under the Indenture: (1) the rights of holders of such Tortoise Notes to receive, solely from the trust fund provided for in the Indenture, payments in respect of the principal of and any premium and interest on such Tortoise Notes when payments are due, (2) the Company's obligations with respect to such Tortoise
Notes, and (3) the rights, powers, trusts, duties and immunities of the Trustee.

Covenant Defeasance

    Upon the Company's exercise of its option (if any) to have provisions of the
Indenture relating to Covenant Defeasance applied to any Tortoise Notes or any series of Tortoise Notes, as the case may be, (1) the Company shall be released from its obligations under certain provisions of the Indenture for the benefit of the holders of such Tortoise Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in

                                      A-21

an Event of Default, in each case with respect to such Tortoise Notes as provided in the Indenture on and after the date the conditions are satisfied
(hereinafter called "Covenant Defeasance"). For this purpose, such Covenant
Defeasance means that, with respect to such Tortoise Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such Tortoise Notes shall be unaffected thereby.

Conditions to Defeasance or Covenant Defeasance

    (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements of the
Indenture and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the holders of such Tortoise Notes, (1)
money in an amount, or (2) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (3) such other obligations or arrangements as may be specified with respect to such Tortoise Notes, or (4) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Tortoise Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such Tortoise Notes. As used in the Indenture, "U.S. Government Obligation"
means (x) any security which is (1) a direct obligation of the United States of
America for the payment of which the full faith and credit of the United States of America is pledged or (2) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (1) or (2), is not callable or redeemable at the option of the Company thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the
Tortoise Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

    (b) In the event of an election to have Defeasance and Discharge apply to any Tortoise Notes or any series of Tortoise Notes, as the case may be, the
Company shall have delivered to the Trustee an Opinion of Counsel stating that
(1) the Company has received from, or there has been published by, the Internal
Revenue Service a ruling or (2) since the date of the Indenture, there has been a change in the applicable Federal income tax law, in either case (1) or (2) to the effect that, and based thereon such opinion shall confirm that, the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

    (c) In the event of an election to have Covenant Defeasance apply to any
Tortoise Notes or any series of Tortoise Notes, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the holders of such Tortoise Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Tortoise Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

    (d) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Tortoise Notes nor any other Tortoise Notes of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

    (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Tortoise Notes or any other
Tortoise Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

    (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act
(assuming all Tortoise Notes are in default within the meaning of such Act).

                                      A-22

    (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

    (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the
Investment Company Act or exempt from registration thereunder.

    (i) No event or condition shall exist that would prevent the Company from making payments of the principal of (and any premium) or interest on the
Tortoise Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

    (j) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

    (k) The Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (1) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Company, and (2) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to holders of such
Tortoise Notes, such trustee would hold, for the benefit of such holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

                            CERTAIN NOTICE PROVISIONS

SEC Filings

    The Company must file with the Trustee and the SEC, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the SEC pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the SEC. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Change of Paying Agent

    The Company will give prompt written notice to the Trustee of the location, and any change in the location, of the office established for the presentment or surrender for payment of Tortoise Notes or for any other purpose. In the event the Paying Agent is not as provided herein, the Company will cause each such paying agent for any series of Tortoise Notes to execute and deliver to the
Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of the Indenture, that such paying agent will (1)
comply with the provisions of the Trust Indenture Act applicable to it as a paying agent and (2) during the continuance of any default by the Company (or any other obligor upon the Tortoise Notes of that series) in the making of any payment in respect of the Tortoise Notes of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such paying agent for payment in respect of the Tortoise Notes of that series.

No Defaults

    The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the effectiveness of the Indenture, an Officers' Certificate, stating whether or not, to the best knowledge of the signers thereof, the Company is in default in the performance and observance of any of the terms, provisions and conditions of the Indenture (without regard to any period of grace or requirement of notice provided thereunder) and, if the
Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall deliver to the Trustee, as soon as possible and in any event within fifteen days after the
Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of
Default, an Officers' Certificate setting forth the details of such Event of
Default or default and the action which the Company proposes to take with respect thereto.

                                      A-23

                                   APPENDIX B-
                        TORTOISE NOTES AUCTION PROCEDURES

    1. Orders.

    (a) Prior to the Submission Deadline on the Auction Date for the Tortoise
Notes:

         (i) each Beneficial Owner of Tortoise Notes may submit to its
Broker-Dealer information as to:

             (A) the principal amount of Outstanding Tortoise Notes, if any, held by such Beneficial Owner which such Beneficial Owner
                 desires to continue to hold without regard to the Applicable
                 Rate for the Tortoise Notes for the next succeeding Rate
                 Period;

             (B) the principal amount of Outstanding Tortoise Notes, if any, held by such Beneficial Owner which such Beneficial Owner
                 offers to sell if the Applicable Rate for the Tortoise Notes for the next succeeding Rate Period of the Tortoise Notes shall be less than the rate per annum specified by such Beneficial
                 Owner; and/or

             (C) the principal amount of Outstanding Tortoise Notes, if any, held by such Beneficial Owner which such Beneficial Owner
                 offers to sell without regard to the Applicable Rate for
                 Tortoise Notes for the next succeeding Rate Period of the
                 Tortoise Notes;

    and

    (ii)one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners
        (by telephone or otherwise), including Persons that are not Beneficial
        Owners, on such lists to determine the principal amount of Tortoise
        Notes, if any, which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for Tortoise Notes for the next succeeding Rate Period of the Tortoise Notes shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or
        Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to
        the Auction Agent, of information referred to in clause (i) (A), (i)
        (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an
        Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an
        Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

    (b) (i) A Bid by a Beneficial Owner or an Existing Holder of Tortoise Notes
subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

        (A)  the principal amount of Outstanding Tortoise Notes specified in such Bid if the Applicable Rate for Tortoise Notes determined on such Auction Date shall be less than the rate specified therein;

        (B)  such principal amount or a lesser principal amount of Outstanding
             Tortoise Notes to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Appendix B if the Applicable
             Rate for Tortoise Notes determined on such Auction Date shall be equal to the rate specified therein; or

        (C)  the principal amount of Outstanding Tortoise Notes specified in such Bid if the rate specified therein shall be higher than the
             Maximum Rate for Tortoise Notes, or such principal amount or a lesser principal amount of Outstanding Tortoise Notes to be determined as set forth in clause (iii) of paragraph (b) of Section
             4 of this Appendix B if the rate specified therein shall be higher than the Maximum Rate for Tortoise Notes and Sufficient Clearing
             Bids for Tortoise Notes do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of Tortoise Notes
     subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                      B-1

         (A) the principal amount of Outstanding Tortoise Notes specified in such Sell Order; or

         (B) such principal amount or a lesser principal amount of Outstanding
             Tortoise Notes as set forth in clause (iii) of paragraph (b) of
             Section 4 of this Appendix B if Sufficient Clearing Bids for
             Tortoise Notes do not exist;

         PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to the Tortoise Notes shall not be liable to any Person for failing to sell such Tortoise Notes pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Appendix B if (1)
         such Tortoise Notes were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee
         Broker-Dealer (or other transferee person, if permitted by the Company)
         with the provisions of the Indenture or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer
         Agreement that, according to such Broker-Dealer's records, such
         Broker-Dealer believes it is not the Existing Holder of such Tortoise
         Notes.

(iii) A Bid by a Potential Beneficial Owner or a Potential Holder of Tortoise
     Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

         (A) the principal amount of Outstanding Tortoise Notes specified in such Bid if the Applicable Rate for Tortoise Notes determined on such Auction Date shall be higher than the rate specified therein;
             or

         (B) such principal amount or a lesser principal amount of Outstanding
             Tortoise Notes as set forth in clause (v) of paragraph (a) of
             Section 4 of this Appendix B if the Applicable Rate for Tortoise
             Notes determined on such Auction Date shall be equal to the rate specified therein.

    2. Submission of Orders by Broker-Dealers to Auction Agent.

    (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Tortoise Notes of a series subject to an Auction on such Auction Date obtained by such
Broker-Dealer, designating itself (unless otherwise permitted by the Company) as an Existing Holder in respect of the Tortoise Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in
respect of the Tortoise Notes subject to Orders submitted to it by Potential
Beneficial Owners, and shall specify with respect to each such Order:

        (i)the name of the Bidder placing such Order (which shall be the
           Broker-Dealer unless otherwise permitted by the Company);

        (ii)the aggregate principal amount of Tortoise Notes that are the subject of such Order;

        (iii) to the extent that such Bidder is an Existing Holder of Tortoise
              Notes:

             (A) the principal amount of Tortoise Notes, if any, subject to any
                 Hold Order of such Existing Holder;

             (B) the principal amount of Tortoise Notes, if any, subject to any
                 Bid of such Existing Holder and the rate specified in such Bid;
                 and

             (C) the principal amount of Tortoise Notes, if any, subject to any
                 Sell Order of such Existing Holder; and

        (iv) to the extent such Bidder is a Potential Holder of Tortoise Notes, the rate and principal amount of Tortoise Notes specified in such
             Potential Holder's Bid.

    (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

    (c) If an Order or Orders covering all of the Outstanding Tortoise Notes held by any Existing Holder is not submitted to the Auction Agent prior to the
Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of Outstanding Tortoise Notes held by such Existing Holder and not subject to
Orders submitted to the Auction Agent; provided, however, that if an Order or
Orders covering all of the Outstanding Tortoise Notes held by any Existing
Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate
Period Days, the Auction Agent shall deem a Sell Order to have been submitted

                                      B-2

by or on behalf of such Existing Holder covering the principal amount of outstanding Tortoise Notes held by such Existing Holder and not subject to
Orders submitted to the Auction Agent.

    (d) If one or more Orders of an Existing Holder is submitted to the Auction
Agent covering in the aggregate more than the principal amount of Outstanding
Tortoise Notes subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

        (i)all Hold Orders for Tortoise Notes shall be considered valid, but only up to and including in the aggregate principal amount of
           Outstanding Tortoise Notes held by such Existing Holder, and if the aggregate principal amount of Tortoise Notes subject to such Hold
           Orders exceeds the aggregate principal amount of Outstanding Tortoise
           Notes held by such Existing Holder, the principal amount of Tortoise
           Notes subject to each such Hold Order shall be reduced pro rata to cover the principal amount of Outstanding Tortoise Notes held by such
           Existing Holder;

        (ii)(A) any Bid for Tortoise Notes shall be considered valid up to and including the excess of the principal amount of Outstanding Tortoise
            Notes subject to any Hold Orders referred to in clause (i) above;

            (B) subject to subclause (A), if more than one Bid of an Existing
                Holder for Tortoise Notes is submitted to the Auction Agent with the same rate and the aggregate principal amount of Outstanding
                Tortoise Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the principal amount of Tortoise
                Notes subject to each Bid with the same rate shall be reduced pro rata to cover the principal amount of Tortoise Notes equal to such excess;

            (C)  subject to subclauses (A) and (B), if more than one Bid of an
                 Existing Holder for Tortoise Notes is submitted to the Auction
                 Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D)  in any such event, the principal amount, if any, of such
                 Outstanding Tortoise Notes subject to any portion of Bids
                 considered not valid in whole or in part under this clause (ii)
                 shall be treated as the subject of a Bid for Tortoise Notes by or on behalf of a Potential Holder at the rate therein
                 specified; and

        (iii) all Sell Orders for Tortoise Notes shall be considered valid up to and including the excess of the principal amount of Outstanding
            Tortoise Notes held by such Existing Holder over the aggregate principal amount of Tortoise Notes subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
            (ii) above.

    (e) If more than one Bid for one or more Tortoise Notes is submitted to the
Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

    (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial
Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

    3. Determination of Sufficient Clearing Bids, Winning Bid Rate and
Applicable Rate.

    (a) Not earlier than the Submission Deadline on each Auction Date for the
Tortoise Notes, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of the Tortoise Notes
(each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted
Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order"
and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell
Orders," as the case may be, or as "Submitted Orders") and shall determine for such notes:

        (i)the excess of the aggregate principal amount of Outstanding Tortoise
           Notes over the principal amount of Outstanding Tortoise Notes subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Tortoise Notes");

        (ii)from the Submitted Orders for Tortoise Notes whether:

            (A) the aggregate principal amount of Outstanding Tortoise Notes subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for
                Tortoise Notes; exceeds or is equal to the sum of:

                                      B-3

            (B) the aggregate principal amount of Outstanding Tortoise Notes subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for
                Tortoise Notes; and

            (C) the aggregate principal amount of Outstanding Tortoise Notes subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because all of the Outstanding
                Tortoise Notes are subject to Submitted Hold Orders), such
                Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for Tortoise
                Notes); and

        (iii) if Sufficient Clearing Bids for the Tortoise Notes exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate"
            for Tortoise Notes) which if:

            (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and

                (II) all other such Submitted Bids of Existing Holders
                     specifying lower rates were rejected, thus entitling such
                     Existing Holders to continue to hold the Tortoise Notes
                     that are subject to such Submitted Bids; and

            (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and

                (II) all other such Submitted Bids of Potential Holders
                     specifying lower rates were accepted; would result in such
                     Existing Holders described in subclause (A) above
                     continuing to hold an aggregate principal amount of
                     Outstanding Tortoise Notes which, when added to the
                     aggregate principal amount of Outstanding Tortoise Notes to be purchased by such Potential Holders described in
                     subclause (B) above, would equal not less than the
                     Available Tortoise Notes.

    (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Company of the Minimum Rate and Maximum Rate for the Tortoise Notes for which an Auction is being held on the Auction Date and, based on such determination, the Applicable
Rate for Tortoise Notes for the next succeeding Rate Period thereof as follows:

     (i)if Sufficient Clearing Bids for the Tortoise Notes exist, that the
        Applicable Rate for all Tortoise Notes for the next succeeding Rate
        Period thereof shall be equal to the Winning Bid Rate for Tortoise Notes so determined;

     (ii)if Sufficient Clearing Bids for Tortoise Notes do not exist (other than because all of the Outstanding Tortoise Notes are subject to Submitted
        Hold Orders), that the Applicable Rate for all Tortoise Notes for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for Tortoise Notes; or

     (iii) if all of the Outstanding Tortoise Notes are subject to Submitted
        Hold Orders, that the Applicable Rate for all Tortoise Notes for the next succeeding Rate Period thereof shall be All Hold Rate.

    4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and
Allocation of Tortoise Notes. Existing Holders shall continue to hold the
Tortoise Notes that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Appendix B, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

       (a) If Sufficient Clearing Bids for the Tortoise Notes have been made, all Submitted Sell Orders with respect to the Tortoise Notes shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
    Section 4, Submitted Bids with respect to the Tortoise Notes shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to the Tortoise Notes shall be rejected:

         (i) Existing Holders' Submitted Bids for the Tortoise Notes specifying any rate that is higher than the Winning Bid Rate for the Tortoise
             Notes shall be accepted, thus requiring each such Existing Holder to sell the Tortoise Notes subject to such Submitted Bids;

         (ii)Existing Holders' Submitted Bids for the Tortoise Notes specifying any rate that is lower than the Winning Bid Rate for the Tortoise
             Notes shall be rejected, thus entitling each such Existing Holder to continue to hold the Tortoise Notes subject to such Submitted
             Bids;

                                      B-4

         (iii) Potential Holders' Submitted Bids for the Tortoise Notes
             specifying any rate that is lower than the Winning Bid Rate for the
             Tortoise Notes shall be accepted;

         (iv) each Existing Holder's Submitted Bid for the Tortoise Notes specifying a rate that is equal to the Winning Bid Rate for the
             Tortoise Notes shall be rejected, thus entitling such Existing
             Holder to continue to hold the Tortoise Notes subject to such
             Submitted Bid, unless the aggregate principal amount of Outstanding
             Tortoise Notes subject to all such Submitted Bids shall be greater than the principal amount of Tortoise Notes ("remaining Tortoise
             Notes") in the excess of the Available Tortoise Notes over the principal amount of Tortoise Notes subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Tortoise Notes subject to such Submitted Bid, but only in an amount equal to the principal amount of Tortoise Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding
             Tortoise Notes held by such Existing Holder subject to such
             Submitted Bid and the denominator of which shall be the aggregate principal amount of Outstanding Tortoise Notes subject to such
             Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for the Tortoise Notes; and

         (v) each Potential Holder's Submitted Bid for aggregate principal amount specifying a rate that is equal to the Winning Bid Rate for aggregate principal amount of such series shall be accepted but only in an amount equal to the principal amount of the Tortoise
             Notes obtained by multiplying the principal amount of Tortoise
             Notes in the excess of the Available Tortoise Notes over the principal amount of Tortoise Notes subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the principal amount of
             Outstanding Tortoise Notes subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of
             Outstanding Tortoise Notes subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the
             Winning Bid Rate for the Tortoise Notes.

    (b) If Sufficient Clearing Bids for the Tortoise Notes have not been made
(other than because all of the Outstanding Tortoise Notes are subject to
Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 4, Submitted Orders for Tortoise Notes shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for the
Tortoise Notes shall be rejected:

    (i)Existing Holders' Submitted Bids for the Tortoise Notes specifying any rate that is equal to or lower than the Maximum Rate for the Tortoise
       Notes shall be rejected, thus entitling such Existing Holders to continue to hold the Tortoise Notes subject to such Submitted Bids;

    (ii)Potential Holders' Submitted Bids for the Tortoise Notes specifying any rate that is equal to or lower than the Maximum Rate for the Tortoise
        Notes shall be accepted; and

    (iii)Each Existing Holder's Submitted Bid for the Tortoise Notes specifying any rate that is higher than the Maximum Rate for the Tortoise Notes and the Submitted Sell Orders for the Tortoise Notes of each Existing
         Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or
         Submitted Sell Order to sell the Tortoise Notes subject to such
         Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the principal amount of Tortoise Notes obtained by multiplying the principal amount of the Tortoise Notes subject to
         Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the principal amount of
         Outstanding Tortoise Notes held by such Existing Holder subject to such
         Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Tortoise Notes subject to all such Submitted Bids and Submitted Sell Orders.

    (c) If all of the Outstanding Tortoise Notes are subject to Submitted Hold
Orders, all Submitted Bids for the Tortoise Notes shall be rejected.

    (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing
Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, less than an Authorized Denomination of
Tortoise Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the principal amount of Tortoise Notes to be purchased or sold by any Existing Holder or Potential
Holder on such Auction Date as a result of such procedures so that the principal amount of Tortoise Notes so purchased or sold by each Existing Holder or
Potential Holder on such Auction Date shall be equal to an Authorized
Denomination.

                                      B-5

    (e) If, as a result of the procedures described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Tortoise Notes on any Auction
Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Tortoise Notes or purchase among Potential Holders so that only Tortoise Notes in Authorized Denominations are purchased on such Auction
Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the Tortoise
Notes on such Auction Date.

    (f) Based on the results of each Auction for Tortoise Notes, the Auction
Agent shall determine the aggregate principal amount of the Tortoise Notes to be purchased and the aggregate principal amount of the Tortoise Notes to be sold by
Potential Holders and Existing Holders and, with respect to each Potential
Holder and Existing Holder, to the extent that such aggregate principal amount of Tortoise Notes and such aggregate principal amount of Tortoise Notes to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s)
they shall deliver, or from which other Potential Holder(s) or Existing
Holder(s) they shall receive, as the case may be, the Tortoise Notes.
Notwithstanding any provision of the Auction Procedures or the Settlement
Procedures of the Securities Depository to the contrary, in the event an
Existing Holder or Beneficial Owner of the Tortoise Notes with respect to whom a
Broker-Dealer submitted a Bid to the Auction Agent for such Tortoise Notes that was accepted in whole or in part, or submitted or is deemed to have submitted a
Sell Order for such Tortoise Notes that was accepted in whole or in part, fails to instruct its Agent Member to deliver such Tortoise Notes against payment therefor, partial deliveries of Tortoise Notes that have been made in respect of
Potential Holders' or Potential Beneficial Owners' Submitted Bids for the
Tortoise Notes that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

    (g) Neither the Company nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an
Existing Holder or a Potential Holder to deliver the Tortoise Notes or to pay for Tortoise Notes of any series sold or purchased pursuant to the Auction
Procedures or otherwise.

                                      B-6

                                   APPENDIX C-
                              RATING OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

    Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more.
They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the even of default.

    "Aaa" Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    "Aa" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    "Baa" Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    "Ba" Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    "B" Obligations rated B are considered speculative and are subject to high credit risk.

    "Caa" Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    "C" Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

    Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

    U.S. Municipal and Tax-Exempt Ratings

    Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.
(Please refer to Corporate Equivalent Ratings under Policies and Procedures.)
Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

    "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "Aa" Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "A" Issuers or issues rated A present above average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "Baa" Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "Ba" Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

                                      C-1

    "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "Caa" Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    "C" Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

    Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 Description of Moody's Highest Ratings of State and Municipal Notes and Other
 Short-Term Loans

    There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal
Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

    "MIG-1" This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

    "MIG-2" This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

    "MIG-3" This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

    "SG" This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents
Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

    "VMIG 1" This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    "VMIG 3" This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

    "SG" This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

                                      C-2

    Description of Moody's Short Term Ratings

    Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

    "P-1" Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

    "P-2" Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

    "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

    "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                  FITCH RATINGS

    A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

    "AAA" -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

    "AA" -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    "A" -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    "BBB" -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

    "BB" -- Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    "B" -- Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    "CCC", "CC", "C" -- High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

    "RD" -- Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

    "D" -- Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (1) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (3) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an

                                      C-3

instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated `D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of `C' to `B' ratings categories, depending upon their recovery prospects and other relevant characteristics.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the `B' or `CCC-C' categories.

Default is determined by reference to the terms of the obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.
Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

    "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    "F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    "F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

    "B" -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

    "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    "RD" -- Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

    "D" -- Indicates an entity that has defaulted on all of its financial obligations.

    Notes to Long-term and Short-term ratings:

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than
`F1'.

    "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

    "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

    "Rating Watch" -- Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

                                      C-4

Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                          STANDARD & POOR'S CORPORATION

    A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

    A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program
(including ratings on medium term note programs and commercial paper programs).
It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

    Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.
Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

    Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

    Issue credit ratings are based in varying degrees, on the following considerations:

    1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation; and

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted
above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

    "AAA" -- An obligation rated `AAA' has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    "AA" -- An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    "A" -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    "BBB" -- An obligation rated `BBB' exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                                      C-5

    "BB, B, CCC, CC," AND "C" -- Obligations rated `BB', `B', `CCC', `CC', and
`C' are regarded as having significant speculative characteristics. `BB'
indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    "BB" -- An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    "B" -- An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    "CCC" -- An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    "CC" -- An obligation rated `CC' is currently highly vulnerable to nonpayment.

    "C"--A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    "D" -- An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D'
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    "+/-" -- Plus (+) or minus (-). The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    "N.R." -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

    "i" -- This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The `i' subscript indicates that the rating addresses the interest portion of the obligation only. The `i' subscript will always be used in conjunction with the `p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated
"AAA" and the interest portion of the obligation is not rated.

    "L" -- Ratings qualified with `L' apply only to amounts invested up to federal deposit insurance limits.

    "p" -- This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The `p' subscript indicates that the rating addresses the principal portion of the obligation only. The `p'
subscript will always be used in conjunction with the `i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

    "pi" -- Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

    "pr" -- The letters `pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the

                                      C-6

successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Preliminary ratings are assigned to issues, including financial programs, in the following circumstances:

    1. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

    2. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

    "t" -- This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Short-Term Issue Credit Ratings

Notes

    A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

    Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:

    "SP-1" -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+)
designation.

    "SP-2" -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    "SP-3" -- Speculative capacity to pay principal and interest.

    A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

    S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

    "A-1" -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                                      C-7

    "A-2" -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

    "A-3" -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    "B" -- Issues rated `B' are regarded as having only speculative capacity for timely payment.

    "C" -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    "D" -- Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to
S&P by the issuer or obtained by S&P from other sources it considers reliable.

    S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

                                      C-8

                            Part C--Other Information

     Item 25. Financial Statements and Exhibits

1.       Financial Statements:

         The Registrant's audited financial statements dated November 30, 2005 and notes thereto are filed herein and appear in the Statement of Additional
Information.

2. Exhibits:

        Exhibit   Description of Document
        --------  -----------------------
        No.
        ---
        a.1.      Articles of Incorporation (4)
        b.        Bylaws (4)
        c.        Inapplicable.
        d.1.      Form of Note (2)
        d.2.      Form of Indenture for Notes (5)
        d.3.      Form of Supplemental Indenture for Notes (5)
        d.4.      Fitch Guidelines and Moody's Guidelines (1)
        d.5.      Statement of Eligibility of Trustee on Form T-1 (2)
        e.        Dividend Reinvestment Plan (5)
        f.        Inapplicable.
        g.1.      Investment Advisory Agreement with Tortoise Capital Advisors,
                  L.L.C. (5)
        g.2       Reimbursement Agreement (5)
        h.1.      Form of Underwriting Agreement (1)
        i.        Inapplicable.
        j.        Fund Custody Agreement (5)
        k.1.      Form of Auction Agency Agreement (5)
        k.2.      Form of Broker-Dealer Agreement (5)
        k.3.      Form of DTC Representation Letter (2)
        k.4.      Stock Transfer Agency Agreement (5)
        k.5.      Administration Agreement (5)
        k.6       Credit Agreement (2)
        k.7       Revolving Credit Note (2)
        k.8       Securities Account Control Agreement (2)
        k.9       Security Agreement (2)
        l.        Form of Opinion of Venable LLP (2)
        m.        Inapplicable.
        n.        Consent of Independent Registered Public Accounting Firm (1)
        o.        Inapplicable. p. Initial Subscription Agreement (3)
        q.        Inapplicable.
        r.1.      Code of Ethics for the Registrant (3)

                                       1

        r.2. Code of Ethics of the Tortoise Capital Advisors, L.L.C. (2)
        s. Powers of Attorney (5)
------------
(1)     Filed herewith.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
Registration Statement on Form N-2, Filed on March 10, 2006 (File Nos.
333-130871 and 811-21700).

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
Registration Statement on Form N-2, Filed on April 1, 2005 (File Nos. 333-122022
and 811-21700).

(4) Incorporated by reference to Registrant's Registration Statement on Form
N-2, Filed on January 13, 2005 (File Nos. 333-122022 and 811-21700).

(5) Incorporated by reference to Registrant's Registration Statement on Form
N-2, Filed on January 5, 2006 (File Nos. 333-130871 and 811-21700).

     Item 26. Marketing Arrangements

     Reference will be made to the underwriting agreement for the Registrant's
Tortoise Notes to be filed in an amendment to the Registrant's Registration
Statement.

     Item 27. Other Expenses and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

  Securities and Exchange Commission fees                           $4,280
  Directors' fees and expenses                                      $6,000
  Printing (other than certificates)                                $4,500
  Accounting fees and expenses                                      $30,000
  Legal fees and expenses                                           $100,000
  Rating Agency fees                                                $91,800
  Trustee fees                                                      $5,000
  Auction Agent fees                                                $5,000
  Miscellaneous                                                     $22,420
  Total                                                             $269,000

     Item 28. Persons Controlled by or Under Common Control

     None.

     Item 29. Number of Holders of Securities

     As of January 31, 2006, the number of record holders of each class of securities of the Registrant was:

    Title of Class                          Number of Record Holders
    Common Stock ($0.001 par value)                 19

                                       2

    Item 30. Indemnification

    Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The
Charter contains such a provision which eliminates directors' and officers'
liability to the maximum extent permitted by Maryland law and the 1940 Act.

    The Charter authorizes the Company, to the maximum extent permitted by
Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the
Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the
Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

    Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity.
Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a
Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     Item 31. Business and Other Connections of Investment Advisor

    The information in the Statement of Additional Information under the caption
"Management of the Company--Directors and Officers" is hereby incorporated by reference.

     Item 32. Location of Accounts and Records

    All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment adviser,
Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland
Park, Kansas 66210, at the offices of the custodian, Wachovia Bank, National
Association, 123 S. Broad Street Philadelphia, Pennsylvania 19109, or at the
offices of the transfer agent, Computershare Investor Services, LLC., 2 North
LaSalle Street, Chicago, Illinois 60602 or at the offices of the administrator,
SEI Investments Mutual Funds Services, One Freedom Valley Drive Oaks,
Pennsylvania 19456, at the offices of the Auction Agent, The Bank of New York,
101 Barclay Street, 7W, New York, New York 10286 or at the offices of the
Trustee, The Bank of New York Trust Company, N.A., 2 North LaSalle Street,
Chicago, Illinois 60602.

                                       3

     Item 33. Management Services

    Not applicable.

     Item 34. Undertakings

    1. The Registrant undertakes to suspend the offering of the Tortoise Notes until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as state in the prospectus.

    2. Not applicable.

    3. Not applicable.

    4. Not applicable.

    5. The Registrant is filing this Registration Statement pursuant to Rule
430A and undertakes that: (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

    6. The Registrant undertakes to send by first class mail or other means designated to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                       4

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas on the 27th day of
March, 2006.

                                 Tortoise North American Energy Corporation

                                 By: /s/ David J. Schulte
                                     -------------------------------------------
                                     David J. Schulte,
                                     President & CEO

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                      *                               Chief Financial Officer and Director                  March 27, 2006
--------------------------------------------
              Terry C. Matlack                    (Principal Financial and Accounting Officer)                    Date

            /s/ David J. Schulte                            Chief Executive Officer                         March 27, 2006
--------------------------------------------
              David J. Schulte                           (Principal Executive Officer)                            Date

                      *                                                                                     March 27, 2006
--------------------------------------------
            Conrad S. Ciccotello                                    Director                                      Date

                      *                                                                                     March 27, 2006
--------------------------------------------
               John R. Graham                                       Director                                      Date

                      *                                                                                     March 27, 2006
--------------------------------------------
              Charles E. Heath                                      Director                                      Date

                      *                                                                                     March 27, 2006
--------------------------------------------
               H. Kevin Birzer                                      Director                                      Date

*By David J. Schulte pursuant to power of attorney filed January 5, 2006 with the Registrant's Registration Statement on Form N-2 (File Nos. 333-130871 and
811-21725).

                                       5

                                  Exhibit Index

Exhibit    Description of Document
--------   -----------------------
No.
---
a.1.    Articles of Incorporation (4)
b.      Bylaws (4)
c.      Inapplicable.
d.1.    Form of Note (2)
d.2.    Form of Indenture for Notes (5)
d.3.    Form of Supplemental Indenture for Notes (5)
d.4.    Fitch Guidelines and Moody's Guidelines (1)
d.5.    Statement of Eligibility of Trustee on Form T-1 (2)
e.      Dividend Reinvestment Plan (5)
f.      Inapplicable.
g.1.    Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (5)
g.2     Reimbursement Agreement (5)
h.1.    Form of Underwriting Agreement (1)
i.      Inapplicable.
j.      Fund Custody Agreement (5)
k.1.    Form of Auction Agency Agreement (5)
k.2.    Form of Broker-Dealer Agreement (5)
k.3.    Form of DTC Representation Letter (2)
k.4.    Stock Transfer Agency Agreement (5)
k.5.    Administration Agreement (5)
k.6     Credit Agreement (2)
k.7     Revolving Credit Note (2)
k.8     Securities Account Control Agreement (2)
k.9     Security Agreement (2)
l.      Form of Opinion of Venable LLP (2)
m.      Inapplicable.
n.      Consent of Independent Registered Public Accounting Firm (1)
o.      Inapplicable.
p.      Initial Subscription Agreement (3)
q.      Inapplicable.
r.1.    Code of Ethics for the Registrant (3)
r.2.    Code of Ethics of the Tortoise Capital Advisors, L.L.C. (2)
s.      Powers of Attorney (5)
------------
(1)     Filed herewith.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
Registration Statement on Form N-2, Filed on March 10, 2006 (File Nos.
333-130871 and 811-21700).

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's
Registration Statement on Form N-2, Filed on April 1, 2005 (File Nos. 333-122022
and 811-21700).

                                       6

(4) Incorporated by reference to Registrant's Registration Statement on Form
N-2, Filed on January 13, 2005 (File Nos. 333-122022 and 811-21700).

(5) Incorporated by reference to Registrant's Registration Statement on Form
N-2, Filed on January 5, 2006 (File Nos. 333-130871 and 811-21700).

                                       7